As filed with the U.S. Securities and Exchange Commission on April 23, 2021
Registration No. 333-152407

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-8329
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 13 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 74 [X]
John Hancock Life Insurance Company of New York Separate Account B
(Exact Name of Registrant)
John Hancock Life Insurance Company of New York
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company of New York
U.S. INSURANCE LAW
200 BERKELEY ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 26, 2021 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 26, 2021
for interests in
John Hancock Life Insurance Company of New York Separate Account B
Interests are made available under
Accumulation Variable Universal Life
a flexible premium variable universal life insurance policy
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
The policy provides a fixed account option with fixed rates of return declared by John Hancock NY and the following variable investment accounts:
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Disciplined Value International
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global Equity
Health Sciences
High Yield
International Equity Index
International Small Company
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
TOPS® Aggressive Growth ETF
TOPS® Balanced ETF
TOPS® Conservative ETF
TOPS® Growth ETF
TOPS® Moderate Growth ETF
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.

GUIDE TO THIS PROSPECTUS
This prospectus provides a description of all the material rights and obligations under your policy. This prospectus is arranged in the following way:
•	Starting on the next page is a Table of Contents for this prospectus.
•	The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
•	Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
•	Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock NY and the Separate Account, personalized illustrations and other information can be obtained.
Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as variable investment accounts under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock NY representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
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SUMMARY OF BENEFITS AND RISKS
The nature of the policy
The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy's beneficiary on the death of the insured person (we call this the “death benefit”) may be similarly affected. That's why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a “flexible premium” policy.
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is comprised of the Base Face Amount and any Supplemental Face Amount you elect based on your individual needs and objectives. Some of these considerations are discussed under “Base Face Amount vs. Supplemental Face Amount” in this prospectus; however, you should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. You should also consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount coverage at issue.
If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.
Summary of policy benefits
Death benefit
When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
Variable investment accounts
The policy offers a number of variable investment accounts, as listed on page 1 of this prospectus. These variable investment accounts are subaccounts of John Hancock Life Insurance Company of New York Separate Account B (“Separate Account”), a separate account operated by us under New York law. The variable investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those variable investment accounts operate like publicly traded mutual funds, there are important differences between the variable investment accounts and publicly traded mutual funds. You can transfer money from one variable investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.
Surrender of the policy
You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.
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If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:
•	the amount you invested,
•	plus any gain or minus any loss of the investment experience of the variable investment accounts you’ve chosen,
•	minus all charges we deduct, and
•	minus all withdrawals you have made.
If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal and any surrender charge that then applies. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals— Withdrawals”). We reserve the right to refuse any withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.
Policy loans
If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.
Optional supplementary benefit riders
When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations—Optional supplementary benefit riders you can add”).
Summary of policy risks
Lapse risk
If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven't paid enough premium, because the investment performance of the variable investment accounts you’ve chosen has been poor, or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in force. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).
Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.
Investment risk
As mentioned above, the investment performance of any variable investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the variable investment accounts you’ve chosen. Some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.
Transfer risk
There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of any fixed account
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option are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase the Long-Term Care Rider, while benefits are being paid under that rider you will be subject to special transfer restrictions (see “Optional supplementary benefit riders you can add”).
Early surrender risk
There are surrender charges assessed if you surrender your policy in the first nine policy years. Surrender charges may also apply to a Face Amount decrease (see “The death benefit—Requesting a decrease in coverage”). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Tax risks
Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Rider, please see the section of the prospectus entitled “Tax considerations” for a description of certain tax risks associated with that rider.
In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a
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policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
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FEE TABLES
This section contains tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.
The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, lapse the policy or transfer policy value between investment accounts. A portion of the premium charge is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge(1)	Upon payment of premium	8% of each premium paid
Surrender charge(2)	Upon surrender, policy lapse or any reduction in Base Face Amount
Minimum charge		$1.60 per $1,000 of Base Face Amount
Maximum charge		$81.52 per $1,000 of Base Face Amount
Charge for representative insured person		$17.09 per $1,000 of Base Face Amount
Maximum transfer fee(3)	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25 (currently $0)

(1)  The maximum premium charge on premiums paid after the first policy year is 4%.
(2)  A surrender charge is applicable for nine policy years from the Policy Date, and is calculated as a percentage of the Surrender Charge Calculation Limit as stated in the Policy Specifications page of your policy. The percentage applied to the calculation reduces over the surrender charge period. The charges shown in the table are the amounts applied in month one in the first year of the surrender charge period. The Surrender Charge Calculation Limit varies by the sex, issue age, risk classification and death benefit option of the insured person. The maximum charge shown in the table is for a 61 year old male substandard smoker underwriting risk with death benefit Option 2, the minimum charge shown is for a zero year old female standard non-smoker underwriting risk with death benefit Option 1, and the charge for a representative insured person is for a 45 year old male standard non-smoker underwriting risk with death benefit Option 1.
(3)  This charge is not currently imposed, but we reserve the right to do so in the policy.
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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits. For more information about the cost of insurance rates and other charges, talk to your John Hancock NY representative.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge(1)	Monthly
Minimum charge		$0.02 per $1,000 of NAR	$0.01 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.22 per $1,000 of NAR	$0.11 per $1,000 of NAR
Base Face Amount charge(2)	Monthly for ten policy years from the Policy Date
Minimum charge		$0.05 per $1,000 of Base Face Amount	$0.05 per $1,000 of Base Face Amount
Maximum charge		$3.08 per $1,000 of Base Face Amount	$3.08 per $1,000 of Base Face Amount
Charge for representative insured person		$0.26 per $1,000 of Base Face Amount	$0.26 per $1,000 of Base Face Amount
Administrative charge	Monthly	$10	$10
Asset-based risk charge(3)	Monthly	0.03% of policy value	0% of policy value
Maximum policy loan interest rate(4)	Accrues daily Payable annually	4.50%	4.25%

(1)  The cost of insurance charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The minimum guaranteed rate shown in the table is the rate in the first policy year for a policy issued to cover a five year old female standard non-smoker underwriting risk. The minimum current rate shown in the table is the rate in the sixth policy year for a policy issued to cover a three year old male standard non-smoker underwriting risk. The maximum guaranteed and current rates shown in the table are the rates in the thirteenth policy year for a policy issued to cover an 80 year old male substandard smoker underwriting risk. This includes the so-called extra mortality charge. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.
(2)  This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, age, death benefit option, and risk classification at issue of the insured person. The charge also varies by policy year. The minimum rate shown in the table is for a 30 year old male super preferred electing death benefit Option 2. The maximum rate shown in the table is for a 90 year old male standard smoker electing death benefit Option 1. The representative insured person referred to in the table is a 45 year old male standard non-smoker electing death benefit Option 1.
(3)  This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account.
(4)  4.50% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Charge	When Charge is Deducted	Guaranteed Rate	Current Rate
Disability Payment of Specified Premium Rider(1)	Monthly
Minimum charge		$16.57 per $1,000 of Specified Premium	$16.57 per $1,000 of Specified Premium
Maximum charge		$198.67 per $1,000 of Specified Premium	$198.67 per $1,000 of Specified Premium
Charge for representative insured person		$51.66 per $1,000 of Specified Premium	$51.66 per $1,000 of Specified Premium
Long-Term Care Rider(2)	Monthly
Minimum charge		$0.01 per $1,000 of NAR	$0.01 per $1,000 of NAR
Maximum charge		$4.51 per $1,000 of NAR	$4.51 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR	$0.08 per $1,000 of NAR
Return of Premium Death Benefit Rider(3)	Monthly
Minimum charge		$0.02 per $1,000 of NAR	$0.01 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.22 per $1,000 of NAR	$0.11 per $1,000 of NAR
Cash Value Enhancement Rider	Upon policy issue	$500.00	$500.00
Overloan Protection Rider(4)	At exercise of benefit
Minimum charge		0.04%	0.04%
Maximum charge		8.00%	8.00%
Accelerated Benefit Rider	At exercise of benefit	$150.00 (5)	$0 (5)

(1)  The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The Specified Premium is stated in the Policy Specifications page of your policy. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The minimum rate shown in the table is for a 20 year old male standard non-smoker underwriting risk. The maximum rate shown in the table is for a 54 year old female substandard smoker underwriting risk. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk.
(2)  The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The minimum rate shown in the table is for a 20 year old female super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The maximum rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.
(3)  The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum guaranteed rate shown in the table is the rate in the first policy year for a policy issued to cover a five year old female standard non-smoker underwriting risk. The minimum current rate shown in the table is the rate in the sixth policy year for a policy issued to cover a three year old male standard non-smoker underwriting risk. The maximum guaranteed and current rates shown in the table are the rates in the thirteenth policy year for a policy issued to cover an 80 year old male substandard smoker underwriting risk. The representative insured person guaranteed and current rates shown in the table refer to a 45 year old male standard non-smoker underwriting risk.
(4)  The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is 0.04% (currently 0.04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is 0.54% (currently 0.54%) and the guaranteed maximum rate is 8.00%
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(currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 100 and the guideline premium test or the cash value accumulation test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.
(5)  This charge is not currently imposed, but we reserve the right to do so in the policy.
The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2020, charged by any of the portfolios underlying a variable investment account offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.39%	1.68%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.58%, respectively.
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DETAILED INFORMATION
This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.
Table of Variable Investment Accounts and Investment Subadvisers
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”), the Northern Lights Variable Trust (the “NLVT”) or the PIMCO Variable Insurance Trust (the “PIMCO Trust”). All of these portfolios are part of the JHVIT, except that (a) the TOPS® Aggressive Growth ETF portfolio, the TOPS® Balanced ETF portfolio, the TOPS® Conservative ETF portfolio, the TOPS® Growth ETF portfolio, and the TOPS® Moderate Growth ETF portfolio (the “TOPS® ETF” portfolios) are part of the NLVT and (b) the PIMCO VIT All Asset portfolio is part of the PIMCO Trust. We hold the shares of one of these portfolios in each subaccount of the Separate Account.
Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account variable investment accounts you select. For more information, please refer to the prospectus for the portfolio.
The JHVIT, the NLVT, and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The TOPS® ETF portfolios of the NLVT receive investment advisory services from ValMark Advisers, Inc. (“ValMark”) and pay investment management fees to ValMark, who pays part of those fees to those portfolios’ subadviser. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income and, American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the portfolio.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the
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variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHVTA, ValMark, or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global Equity	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
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Portfolio	Subadviser	Investment Objective
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	Manulife Investment Management (US) LLC	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Wellington Management Company LLP	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
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Portfolio	Subadviser	Investment Objective
TOPS ® Aggressive Growth ETF	Milliman Financial Risk Management LLC	To seek to provide capital appreciation.
TOPS ® Balanced ETF	Milliman Financial Risk Management LLC	To seek to provide income and capital appreciation.
TOPS ® Conservative ETF	Milliman Financial Risk Management LLC	To seek to preserve capital and provide moderate income and moderate capital appreciation.
TOPS ® Growth ETF	Milliman Financial Risk Management LLC	To seek to provide capital appreciation.
TOPS ® Moderate Growth ETF	Milliman Financial Risk Management LLC	To seek to provide capital appreciation.
Total Bond Market	Manulife Investment Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
Substitutions
If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).
Valuation
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of the NYSE on that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
Voting interest
We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.
We determine the number of a series fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's variable investment account value held in the subaccount by the net asset value of one share in the series
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fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.
The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock NY to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
Description of John Hancock NY
John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. Neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account B
The variable investment accounts shown on page 1 are in fact subaccounts of John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock NY's other assets. Any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of John Hancock NY.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
The fixed account
Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Separate Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in
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the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account—the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
The death benefit
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.
When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death , or (2) the minimum death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the Base Face Amount charge and resulting cost of insurance charges (based on the higher net amount at risk) will be higher under Option 2. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Limitations on payment of death benefit
If the insured person commits suicide within two years from the Issue Date of the policy, the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.
Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.
Base Face Amount vs. Supplemental Face Amount
As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.
For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see “No-lapse guarantee”). Also, after the insured person reaches age 121, the amount of any Supplemental Face Amount will terminate.
If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the second policy year or
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to maximize the death benefit when the insured person reaches age 121, then you may wish to maximize the proportion of the Base Face Amount. However, the No-Lapse Guarantee for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or the Return of Premium Death Benefit Rider is limited to the first two policy years.
The minimum death benefit
In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law—the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.
Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:
Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
A table showing the factor for each age will appear in the policy.
Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Factors for some ages are shown in the table below.
Attained Age	Factor - Female	Factor - Male
40	494.24%	445.47%
45	415.18%	379.41%
50	349.01%	322.43%
55	294.49%	273.75%
60	249.83%	233.40%
65	213.66%	200.75%
70	184.74%	174.53%
75	161.66%	153.61%
90	119.05%	116.28%
95	111.37%	110.42%
100 and above	100.00%	100.00%
The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).
To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.
Requesting an increase in coverage
After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must
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be at least $50,000 and increases in any one policy year cannot exceed 25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Disability Payment of Specified Premium, Long-Term Care and Return of Premium Death Benefit Riders you may have elected at issue. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has an unscheduled Supplemental Face Amount increase is limited to the first two policy years.
Requesting a decrease in coverage
After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:
•	the remaining Base Face Amount will be at least $100,000, and
•	the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.
A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see “Surrender charge”). If approved, you may reduce up to 10% of your Base Face Amount at issue without incurring a pro rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals (see “Surrender and withdrawals - Withdrawals”). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.
Change of death benefit option
Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.
A change in the death benefit option will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
Tax consequences of coverage changes
If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.
A change in the death benefit option or Total Face Amount will often change the policy's limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.
Changing a payment option
You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.
Tax impact of payment option chosen
There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.
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Premiums
Planned premiums
The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums—annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).
Minimum initial premium
The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person's attained age 100, subject to the need to pay enough premium to keep the policy in force, and to the limitations on maximum premium amount described below.
Maximum premium payments
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”
Large premium payments may expose us to unanticipated investment risk. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.
We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Processing premium payments
No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions. The “Net Premium” is the premium paid less the applicable premium charges we deduct from it.
Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).
Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, the policy does have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.
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Ways to pay premiums
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock NY Service Office at the appropriate address shown on the back cover of this prospectus.
We will also accept premiums:
•	by wire or by exchange from another insurance company, or
•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Lapse and reinstatement
Lapse
Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.
No-lapse guarantee
As long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy's surrender value to fall to zero or below during such period.
The monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisfied.
The No-Lapse Guarantee Premium is set at issue on the basis of the Base Face Amount and any Supplemental Face Amount and reflects the age, sex and risk class of the proposed insured, the death benefit option elected, as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Total Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance, or (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person.
The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first two policy years. Generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) five years if the insured person's issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Death Benefit Rider, however, is limited to the first two policy years.
While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:
(a)  the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or
(b)  the amount necessary to bring the Net Cash Surrender Value to zero plus an amount equal to three times the monthly deductions due on the date of default, plus the applicable premium charge.
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If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate. If you make the required payment under (a) described above, only the Base Face Amount will remain in effect, and any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.
Cumulative premium test
The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the monthly No-Lapse Guarantee Premium due from the Policy Date to the date of the test.
Death during grace period
If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
(a)  You must provide to us evidence of the insured person's insurability that is satisfactory to us; and
(b)  You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next three policy months.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
The incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
The policy value
From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you've elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Premiums—Processing premium payments”).
Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.” Starting in policy year eleven, we will also credit your policy value with an asset credit (see “Asset credit”).
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for the
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fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Asset credit
Starting in the eleventh policy year, we will credit your policy value monthly, on the date we calculate your monthly deductions, with an amount equal to the percentage credit listed below multiplied by the policy value in your investment accounts on this date. The asset credit does not apply to the loan account or the fixed account. The asset credit percentage is 0.417% per month in policy year eleven and thereafter and ceasing at attainment of age 100. We add the credit to the same investment accounts from which we take your monthly deductions.
Allocation of future premium payments
At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.
Transfers of existing policy value
You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.
The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts and between the investment accounts and any available fixed account. As a consequence, we have reserved the right to impose certain restrictions on transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:
•	within 18 months after the policy's Issue Date, or
•	within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.
Limitations on transfers to or from an investment account. Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market investment account. If such a transfer to the Money Market investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment
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account may not be transferred out of the Money Market investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Limitations on transfers out of the fixed account. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer that involves a transfer out of the fixed account may not involve a transfer to the Money Market investment account.
We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.
Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Surrender and withdrawals
Surrender
You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied during the surrender charge period. We will
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automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Base Face Amount to fall below $100,000.
Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. As noted above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see “Surrender charge”).
For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.
Policy loans
You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.
•	We first determine the net cash surrender value of your policy.
•	We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
•	We then multiply the resulting amount by the difference between the effective annual rate then being charged on loans and the effective annual rate then being credited on the loan account.
•	We then subtract the third item above from the second item above.
The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 4.25% in the first ten policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 4.50% in the first 10 policy years, and 3.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the business day on or next following the day we receive the loan request.
Repayment of policy loans
You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.
•	The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.
•	The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).
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If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.
Effects of policy loans
The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.
The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).
Description of charges at the policy level
Deduction from premium payments
•	Premium charge - A charge to help defray our sales costs and related taxes. The current charge is 8% in policy year 1 and 4% of each premium paid thereafter. We will stop accepting premium payments at and after the life insured's age 100 (see “Coverage at and after age 100”).
Deductions from policy value
•	Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $10 per month that will cease at and after the insured person reaches age 100.
•	Base Face Amount charge - A monthly charge for the first ten policy years to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate that varies by the insured person's sex, age, death benefit option and risk classification at issue.
•	Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates, and the current rates will never be more than the maximum rates shown in the policy. Cost of insurance charges will cease at and after the insured person reaches age 100. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's age increases. (The insured person's “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:
    (a) is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and
    (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.
If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.
For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.
•	Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the
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current fixed account. This charge is not currently imposed but we reserve the right to do so. Any charge would cease at and after the insured person reaches age 100.
•	Supplementary benefits charges - A charge for any supplementary insurance benefits added to the policy by means of a rider.
•	Loan interest rate - The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.
•	Transfer fee - We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).
•	Surrender charge - A charge we deduct if the policy lapses or is surrendered within the first nine policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the Surrender Charge Calculation Limit stated in the Policy Specifications page of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs, as shown in the following table:

Policy Year	Percentage Applied
1	100%
2	100%
3	100%
4	100%
5	95%
6	95%
7	90%
8	70%
9	50%
10+	0%
The percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The above table applies only if the insured person is male, and less than age 45 at issue. For older issue ages, the percentages in the above table may be reduced. A pro-rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see “Surrender and withdrawals - Withdrawals” and “Requesting a decrease in coverage”). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reduction and then multiplying the applicable surrender charge by that ratio. If approved, you may reduce up to 10% of your Base Face Amount at issue without incurring a pro-rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals (see “Surrender and withdrawals - Withdrawals”).
Additional information about how certain policy charges work
Sales expenses and related charges
The premium and Base Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.
Method of deduction
We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.
Special purchase programs for eligible classes
With respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower
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taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.
The Statement of Additional Information (the “SAI”) contains additional information about any special purchase program we currently make available. For information as to how you may obtain a copy of the SAI, please see the last page of this prospectus.
Other charges we could impose in the future
Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.
A portion of the premium charge is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.
Under current laws, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in New York state or local tax laws, we may make charges for such taxes.
Description of charges at the portfolio level
The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.
Coverage at and after age 100
Provided the policy is in force at and after the life insured's age 100:
•	We will stop accepting any premium payments.
•	We will no longer take monthly deductions for the cost of insurance charge, the Base Face Amount charge, the administrative charge, and the asset-based risk charge.
•	We will continue to credit interest to a fixed account.
•	We will continue to charge loan interest on any outstanding loan.
•	We will continue to accept loan repayments on existing loans.
Provided the policy is in force at and after the life insured’s age 121, the stipulations detailed above for at and after age 100 will continue to apply, in addition to the following:
•	Any Supplemental Face Amount will be terminated (see Base Face Amount vs. Supplemental Face Amount).
•	We will not allow any withdrawals.
•	We will not allow any new loans.
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Other policy benefits, rights and limitations
Optional supplementary benefit riders you can add
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.
•	Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the policy value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a six month “waiting period” of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person’s 65th birthday if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday. The “Specified Premium” is chosen at issue and will be stated in the Policy Specifications page of your policy.
•	Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion or all of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified long-term care services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have a portion of the policy's death benefit advanced to you in the event of terminal illness. In addition, there is a significant risk that ownership of a policy with this rider by anyone other than the insured will cause adverse tax consequences (see “Tax considerations”).
Payments under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received “qualified long-term care services,” while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.
We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is equal to the amount of the death benefit that may be accelerated under the rider (as of the day the insured qualifies for benefits) multiplied by the Monthly Acceleration Percentage, which is the percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage must be selected when you apply for the policy. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month, as described in the rider. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.
We restrict your policy value's exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.
If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Any unscheduled increase in Supplemental Face Amount would first require that you terminate this rider (See “Requesting an increase in coverage.”)
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Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements or the Extended No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee or the Extended No-Lapse Guarantee to remain in effect after a termination of rider benefits.
Finally, please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax (see “Tax considerations”).
•	Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the “Percentage of Premium” you select (which may range between 0% and 100%). We show the Percentage of Premium you select in the Policy Specifications page.
You may increase the initial Return of Premium Death Benefit in two ways:
•	You may make additional premium payments. We will apply the Percentage of Premium stated in the Policy Specifications page to the premium payment and increase your Return of Premium Death Benefit by that amount at the time you make the payment.
•	You may elect a Return of Premium Death Benefit Increase Rate. You may elect an annual effective rate from 0 - 5% to increase your Return of Premium Death Benefit subject to evidence that the insured person qualifies for the same risk classification that applied to them at issue. We show the rate you elect in the Policy Specifications page. The Return of Premium Death Benefit will accumulate monthly at the Return of Premium Death Benefit Increase Rate you select.
This benefit is only available to you if you elect death benefit Option 1.
•	Cash Value Enhancement Rider - Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce the surrender charge upon decreases in Face Amount or partial withdrawals.
Under this rider, the enhancement in cash surrender value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Waiver Percentage. The applicable Cash Value Enhancement Waiver Percentages under this rider during the Surrender Charge Period are set forth below:
Policy Year	Cash Value Enhancement Waiver Percentage
1	90%
2	80%
3	60%
4	40%
5	20%
6+	0%
•	Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.
When the Overloan Protection Benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy's specified loan interest rate, and the policy's loan account will continue to be credited with the policy's loan
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interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.
When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.
•	Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. You must meet the following conditions before we pay the benefit.
•	You must provide written evidence satisfactory to us that the life insured is terminally ill and has a life expectancy of one year or less.
•	We must have a signed consent of any irrevocable beneficiary and any assignee.
•	You must claim the benefit voluntarily. We will not pay the benefit if you are claiming it to satisfy creditors or for government benefits.
If you satisfy the above conditions, we will pay you 50% of the eligible death benefit, up to a maximum of $1,000,000. We will not make a payment if it would be less than $10,000. Payment of the benefit will reduce your death benefit and any cash value or loan value under your policy. You should consult your tax adviser and social service agencies before you decide to receive the benefit under this rider. This rider is only available with policies that are individually owned.
Variations in policy terms
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Special purchase programs for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.
Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.
Procedures for issuance of a policy
Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
Policies issued in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
Commencement of insurance coverage
After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).
The policy will take effect only if all of the following conditions are satisfied:
•	The policy is delivered to and received by the applicant.
•	The Minimum Initial Premium is received by us.
•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.
The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That
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is the date on which we begin to take monthly deductions. Policy months, policy years and policy anniversaries are all measured from the Policy Date.
Backdating
Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than six months from the date of application for the policy, the earliest date allowed by New York state law. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.
Temporary coverage prior to policy delivery
If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Monthly deduction dates
Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.
Changes that we can make as to your policy
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
•	Combining or removing fixed accounts or variable investment accounts
•	Changes in the form of organization of any separate account
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
The owner of the policy
Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term “you” in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include those listed below:
•	Determine when and how much you invest in the variable investment accounts and any fixed account
•	Borrow or withdraw amounts you have in the variable investment account and any fixed account
•	Change the beneficiary who will receive the death benefit
•	Change the amount of insurance
•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value
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•	Choose the form in which we will pay out the death benefit or other proceeds
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Your beneficiary
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. Until the death of the insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owners or the owner's estate.
Policy cancellation right
You have the right to cancel your policy within ten days after you receive it. This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:
•	John Hancock NY at either of the addresses shown on the back cover of this prospectus, or
•	the John Hancock NY representative who delivered the policy to you.
The date of cancellation will be the date of such mailing or delivery. You will receive a refund of any premiums you’ve paid.
Delay to challenge coverage
We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond the time limit that is specified in your policy, which generally is two years from the Issue Date.
Reports that you will receive
At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each variable investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.
Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.
Assigning your policy
You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.
When we pay policy proceeds
General
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within seven days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum. You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have
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proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.
Delay for check clearance
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
Delay of separate account proceeds
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
Delay of general account surrender proceeds
New York state law allows us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
How you communicate with us
General rules
You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock NY Service Office at the appropriate address shown on the back cover.
Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.
•	loans
•	surrenders or withdrawals
•	change of death benefit option
•	increase or decrease in Face Amount
•	change of beneficiary
•	election of payment option for policy proceeds
•	tax withholding elections
•	election of telephone/internet transaction privilege
The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).
•	transfers of policy value among the variable investment accounts and any fixed account
•	change of allocation among the variable investment accounts and any fixed account for new premium payments
You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.
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We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock NY representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.
Telephone, facsimile and internet transactions
If you complete a special authorization form, you can request transfers among the variable investment accounts and any fixed account and changes of allocation among the variable investment accounts and any fixed account simply by telephoning us at 1-877-391-3748, Option 4 or by faxing us at 1-617-572-1571 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the variable investment accounts and any fixed account involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.
If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.
As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options. To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these
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arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 137% of target premium paid in the first policy year, 30% of target premium paid in year 2, and 8% of target premium paid in years 3-10. Compensation paid on any premium in excess of target will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
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General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if you have elected a Long-Term Care Rider, the rider's benefits generally will be excludible from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces
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benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals, and may include the charges for certain supplementary benefit riders. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
If you have elected the Long-Term Care Rider, as described in “Optional supplementary benefit riders you can add,” deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on
38

this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be
39

recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
Financial statements reference
The financial statements of John Hancock NY and the Separate Account can be found in the SAI. The financial statements of John Hancock NY should be distinguished from the financial statements of the Separate Account and should be
40

considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2020, and for each of the two years in the period ended December 31, 2020, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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In addition to this prospectus, John Hancock NY has filed with the SEC an SAI that contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK NY SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-877-391-3748, Option 4	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-8329—1933 Act File No. 333-152407

Statement of Additional Information
dated April 26, 2021
for interests in
John Hancock Life Insurance Company of New York Separate Account B
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.
John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company of New York Separate Account B (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under NY law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2020, and for each of the two years in the period ended December 31, 2020, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
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The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2020, 2019, and 2018, was $60,549,713, $93,867,230, and $95,309,756, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning the insured person's age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Special purchase programs for eligible classes
The discussion in the prospectus under “Special purchase programs for eligible classes” is incorporated herein by reference.
We may make available a special purchase program for certain individuals when the policy is sold to them in circumstances that do not involve payment of any sales compensation to a registered representative. The special purchase program involves issuing polices to these individuals with the following benefit enhancement: The length of the No-Lapse Guarantee Period for any Supplemental Face Amount in the polices will not be limited to the first 2 policy years as described in the prospectus but instead will be the same as the longer length applicable to the Base Face Amount, generally, (i) the lesser of 20 years or to age 75 or (ii) 5 years if the insured person's issue age is 70 or older. For further information about No-Lapse Guarantees under the policies, please refer to the discussion in the prospectus under “Lapse and reinstatement.”
The individuals to whom the special purchase program is currently available include: (a) officers, directors, trustees or employees of Ours or John Hancock Variable Insurance Trust or any of their affiliates; (b) relatives of such individuals; (c) registered representatives and employees of registered broker-dealers that (i) have a sales agreement with Us and its principal underwriter, JH Distributors, to sell the policies and (ii) have approved the offering of the special purchase program to their registered representatives and employees; (d) employees of financial institutions that are affiliates of such broker-dealers; and (e) members of the immediate families of such registered representatives and employees.
3

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2020, 2019 and 2018

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2020, 2019 and 2018

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2020 and 2019 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP
Boston, Massachusetts
March 31, 2021

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2020	2019
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$ 5,451	$ 4,787
Stocks:
Preferred stocks	13	8
Common stocks	104	125
Mortgage loans on real estate	692	617
Real estate:
Investment properties	238	241
Cash, cash equivalents and short-term investments	7	13
Policy loans	128	122
Derivatives	1,480	967
Receivable for collateral on derivatives	-	1
Receivable for securities	1	-
Other invested assets	856	954
Total cash and invested assets	8,970	7,835
Investment income due and accrued	81	72
Premiums due	5	5
Amounts recoverable from reinsurers	28	16
Funds held by or deposited with reinsured companies	806	837
Net deferred tax asset	107	79
Other reinsurance receivable	37	24
Amounts due from affiliates	396	523
Other assets	6	18
Assets held in separate accounts	8,903	8,254
Total admitted assets	$ 19,339	$ 17,663

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2020	2019
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$ 6,376	$ 5,808
Policyholders’ and beneficiaries’ funds	225	232
Dividends payable to policyholders	8	12
Policy benefits in process of payment	12	48
Other amount payable on reinsurance	71	56
Other policy obligations	2	1
Total policy and contract obligations	6,694	6,157
Payable to parent and affiliates	3	9
Transfers to (from) separate account, net	(20)	(21)
Asset valuation reserve	234	239
Reinsurance in unauthorized companies	15	10
Funds withheld from unauthorized reinsurers	379	372
Interest maintenance reserve	716	353
Current federal income taxes payable	122	-
Derivatives	967	596
Payables for collateral on derivatives	47	32
Payables for securities	-	190
Other general account obligations	66	48
Obligations related to separate accounts	8,903	8,254
Total liabilities	18,126	16,239

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2020 and 2019)	2	2
Paid-in surplus	913	913
Unassigned surplus	298	509
Total capital and surplus	1,213	1,424
Total liabilities and capital and surplus	$ 19,339	$ 17,663

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)

Premiums and other revenues:
Life and annuity premiums, net	$962	$516	$1,052
Consideration for supplementary contracts with life contingencies	12	10	11
Net investment income	328	319	334
Amortization of interest maintenance reserve	21	12	14
Commissions and expense allowance on reinsurance ceded	22	8	32
Reserve adjustment on reinsurance ceded	-	2	(3)
Separate account administrative and contract fees	99	101	105
Other revenue	34	35	36
Total premiums and other revenues	1,478	1,003	1,581

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,372	1,399	1,357
Annuity benefits	121	141	198
Disability benefits	2	2	2
Interest and adjustments on policy or deposit-type funds	7	4	8
Payments on supplementary contracts with life contingencies	12	11	10
Increase (decrease) in life reserves	530	(70)	(64)
Total benefits paid or provided	2,044	1,487	1,511

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	69	84	86
General expenses	41	49	49
Insurance taxes, licenses and fees	9	13	20
Net transfers to (from) separate accounts	(375)	(389)	(391)
Investment income ceded	39	35	22
Other (income) deductions	(66)	(114)	(65)
Total insurance expenses and other deductions	(283)	(322)	(279)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(283)	(162)	349
Dividends to policyholders	12	16	21
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(295)	(178)	328
Federal income tax expense (benefit)	(15)	(41)	(36)
Income (loss) from operations before net realized capital gains (losses)	(280)	(137)	364

Net realized capital gains (losses)	(7)	(60)	11
Net income (loss)	$(287)	$(197)	$375

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2018	$ 2	$ 913	$ 568	$ 1,483
Net income (loss)			375	375
Change in net unrealized capital gains (losses)			(25)	(25)
Change in net deferred income tax			(70)	(70)
Decrease (increase) in non-admitted assets			51	51
Change in liability for reinsurance in unauthorized reinsurance			(3)	(3)
Decrease (increase) in asset valuation reserves			(35)	(35)
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(18)	(18)
Other adjustments, net			5	5
Balances at December 31, 2018	2	913	748	1,663

Net income (loss)			(197)	(197)
Change in net unrealized capital gains (losses)			87	87
Change in net deferred income tax			53	53
Decrease (increase) in non-admitted assets			(25)	(25)
Decrease (increase) in asset valuation reserves			(40)	(40)
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(17)	(17)
Balances at December 31, 2019	2	913	509	1,424

Net income (loss)			(287)	(287)
Change in net unrealized capital gains (losses)			73	73
Change in net deferred income tax			87	87
Decrease (increase) in non-admitted assets			(41)	(41)
Change in liability for reinsurance in unauthorized reinsurance			(6)	(6)
Change in reserve due to change in valuation basis			(36)	(36)
Decrease (increase) in asset valuation reserves			5	5
Change in surplus as a result of reinsurance			(4)	(4)
Other adjustments, net			(2)	(2)
Balances at December 31, 2020	$ 2	$ 913	$ 298	$ 1,213

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$975	$1,059	$1,062
Net investment income received	329	321	357
Separate account fees	99	101	105
Commissions and expenses allowance on reinsurance ceded	18	(9)	14
Miscellaneous income	64	55	63
Benefits and losses paid	(1,543)	(1,544)	(1,570)
Net transfers from (to) separate accounts	376	389	396
Commissions and expenses (paid) recovered	(109)	(105)	(101)
Dividends paid to policyholders	(16)	(18)	(19)
Federal and foreign income and capital gain taxes (paid) recovered	15	(10)	(19)
Net cash provided by operating activities	208	239	288

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	3,176	844	2,188
Stocks	38	44	3
Mortgage loans on real estate	58	31	168
Other invested assets	165	281	85
Derivatives	-	-	18
Total investment proceeds	3,437	1,200	2,462

Cost of investments acquired:
Bonds	3,364	1,104	2,152
Stocks	4	5	1
Mortgage loans on real estate	133	25	22
Real estate	2	11	11
Other invested assets	55	138	243
Derivatives	63	70	-
Total cost of investments acquired	3,621	1,353	2,429
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(175)	201	(8)
Net (increase) decrease in policy loans	(6)	-	(9)
Net cash provided by (used in) investment activities	(365)	48	16

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(7)	(11)	(8)
Dividend paid to parent	-	(100)	(100)
Other cash provided (applied)	158	(198)	(172)
Net cash provided by (used in) financing and miscellaneous activities	151	(309)	(280)

Net increase (decrease) in cash, cash equivalents and short-term investments	(6)	(22)	24
Cash, cash equivalents and short-term investments at beginning of year	13	35	11
Cash, cash equivalents and short-term investments at end of year	$7	$13	$35

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$-	$525	$-
Investing activities related to reinsurance transactions, net	-	(525)	-

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2020, 2019 and 2018, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Variable Trust Advisers LLC (“JHVTA”) (formerly John Hancock Investment Management Services, LLC), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2020 and 2019, the Company held reserves of $ 458 million and $ 476 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•	At December 31, 2020 and 2019, the Company held reserves of $700 million and $325 million, respectively, as a result of asset adequacy testing (“AAT”).

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. In 2020, the New York State Department of Financial Services (“NY DFS”) adopted Insurance Regulation 213 (“Reg 213”) amendments, introducing the NY DFS’s version of principle-based reserving (“PBR”) for companies filing in New York. PBR has been implemented for Term Life and Annuity policies. The Company received approval for a 1-year deferral on PBR implementation for Permanent Life policies.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2020 and 2019. Reserves at December 31, 2020 and 2019 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NY DFS Reg 213 §103.6. The reserve is calculated using stochastic scenarios and assumptions set by the Company, subject to two reserve floors, one based on a standardized calculation using prescribed stochastic scenarios and assumptions, the other using a prescribed, standard scenario.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 15% and 16% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2020 and 2019, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2020 and 2019, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

Effective January 1, 2020, NY DFS adopted Reg 213 §103.6. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company is currently assessing which expedients to adopt and the impact of this guidance on its financial statements.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow PBR for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. NY DFS adopted Reg 213 amendments in 2020. PBR has now been implemented for Term Life policies (new policies written after adoption) and Annuity policies (all in-force). The Company received approval from NY DFS to defer this adoption until January 1, 2021 for Permanent Life policies. Adoption will be on a prospective basis, therefore, there is no impact to surplus upon adoption.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2020, 2019 and 2018.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2020:
U.S. government and agencies	$3,073	$217	$(42)	$3,248
States and political subdivisions	62	7	-	69
Foreign governments	34	5	-	39
Corporate bonds	1,970	375	(1)	2,344
Mortgage-backed and asset-backed securities	312	43	-	355
Total bonds	$5,451	$647	$(43)	$6,055

December 31, 2019:
U.S. government and agencies	$2,885	$199	$(24)	$3,060
States and political subdivisions	34	6	-	40
Foreign governments	38	3	-	41
Corporate bonds	1,540	191	(2)	1,729
Mortgage-backed and asset-backed securities	290	25	-	315
Total bonds	$4,787	$424	$(26)	$5,185

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2020, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$72	$72
Due after one year through five years	675	701
Due after five years through ten years	623	692
Due after ten years	3,769	4,235
Mortgage-backed and asset-backed securities	312	355
Total	$5,451	$6,055

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2020	2019
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$143	$71
Bonds and cash pledged in support of exchange-traded futures	35	12
Bonds and cash pledged in support of cleared interest rate swaps	35	13
Total fair value	$213	$96

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-
Total carrying value	$-	$-

At December 31, 2020 and 2019, the Company held below investment grade corporate bonds of $75 million and $54 million, with an aggregate fair value of $81 million and $55 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2020 and 2019, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2020:
U.S. government and agencies	$1,356	$(42)	$-	$-	$1,356	$(42)
States and political subdivisions	3	-	-	-	3	-
Foreign governments	-	-	-	-	-	-
Corporate bonds	67	(1)	1	-	68	(1)
Mortgage-backed and asset-backed securities	6	-	-	-	6	-
Total	$1,432	$(43)	$1	$-	$1,433	$(43)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2019:
U.S. government and agencies	$1,121	$(24)	$29	$-	$1,150	$(24)
States and political subdivisions	4	-	-	-	4	-
Foreign governments	-	-	-	-	-	-
Corporate bonds	35	-	14	(2)	49	(2)
Mortgage-backed and asset-backed securities	-	-	8	-	8	-
Total	$1,160	$(24)	$51	$(2)	$1,211	$(26)

At December 31, 2020 and 2019, there were 34 and 45 bonds that had a gross unrealized loss of which the single largest unrealized loss was $42 million and $23 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2020	2019	2018
(in millions)
Proceeds	$3,035	$1,153	$1,389
Realized gross gains	493	41	6
Realized gross losses	(5)	(5)	(28)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2020 and 2019, realized capital losses include $3 million and $0 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 5 and 0 securities, respectively.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2020 and 2019.

Affiliate Transactions

In 2020, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $59 million and fair value of $65 million. The Company recognized $6 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $121 million and fair value of $123 million. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired, at fair value, certain bonds from its parent, JHUSA, for $130 million.

In 2018, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $637 million and fair value of $647 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain bonds from its parent, JHUSA, for $313 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2020:
Preferred stocks:
Nonaffiliated	$9	$4	$-	$13
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	75	32	(3)	104
Affiliates*	-	-	-	-
Total stocks	$84	$36	$(3)	$117

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$8	$3	$-	$11
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	102	26	(3)	125
Affiliates*	-	-	-	-
Total stocks	$110	$29	$(3)	$136

*Affiliates - fair value represents the carrying value

At December 31, 2020 and 2019, there were 2 and 15 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $2 million at December 31, 2020 and 2019, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2020, 2019 and 2018, realized capital losses include $3 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 14, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2020 and 2019, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2020:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$241	East North Central	$55
Industrial	83	East South Central	5
Office buildings	169	Middle Atlantic	154
Retail	129	Mountain	40
Agricultural	-	New England	14
Agribusiness	1	Pacific	249
Mixed use	-	South Atlantic	91
Other	69	West North Central	34
Allowance	-	West South Central	50
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$692	Total mortgage loans on real estate	$692

December 31, 2019:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$208	East North Central	$59
Industrial	39	East South Central	10
Office buildings	180	Middle Atlantic	95
Retail	130	Mountain	43
Agricultural	-	New England	13
Agribusiness	11	Pacific	232
Mixed use	-	South Atlantic	99
Other	49	West North Central	34
Allowance	-	West South Central	32
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$617	Total mortgage loans on real estate	$617

The aggregate mortgages outstanding to any one borrower do not exceed $33 million.

During 2020, the respective maximum and minimum lending rates for mortgage loans issued were 4.52% and 2.37% for commercial loans. The Company issued no agricultural loans during 2020 or 2019. The Company issued no purchase money mortgages in 2020 or 2019. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2020 and 2019, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2020, 2019 and 2018, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2020:
Recorded Investment
Current	$1	$-	$690	$1	$692
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2019:
Recorded Investment
Current	$11	$-	$605	$1	$617
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2020 and 2019. The Company was not a participant or co-lender in a mortgage loan agreement in 2020 and 2019.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2020	2019
(in millions)
AAA	$41	$45
AA	241	231
A	294	223
BBB	93	117
BB	23	1
B and lower and unrated	-	-
Total	$692	$617

Affiliated Transactions

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $5 million.

In 2018, the Company sold certain mortgages to its parent, JHUSA. These mortgages had a book value of $98 million and fair value of $105 million at the date of the transaction. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2020	2019
(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	277	276
Properties held for sale	-	-
Less accumulated depreciation	(39)	(35)
Total	$238	$241

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2020, 2019 and 2018, respectively.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2020 and 2019.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $9 million, $0 million, and $1 million of impairments on partnerships and LLCs in 2020, 2019, or 2018. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $173 million and fair value of $180 million which resulted in a gain to operations of $7 million.

In 2018, the Company sold certain other invested assets to its parent, JHUSA. These other invested assets had a book value of $3 million and fair value of $4 million. The Company recognized $1 million in pre-tax realized gains.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2020 or 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2020	2019	2018
(in millions)
Income:
Bonds	$161	$165	$178
Preferred stocks	-	-	-
Common stocks	1	2	1
Mortgage loans on real estate	29	29	35
Real estate	46	39	39
Policy loans	5	5	5
Cash, cash equivalents and short-term investments	2	7	6
Other invested assets	92	92	84
Derivatives	36	19	23
Other income	-	-	-
Total investment income	372	358	371

Expenses
Investment expenses	(35)	(30)	(28)
Investment taxes, licenses and fees, excluding federal income taxes	(4)	(4)	(4)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(5)	(5)
Total investment expenses	(44)	(39)	(37)
Net investment income	$328	$319	$334

Other invested assets above represent income earned from the Company’s investment in JHVTA.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2020	2019	2018
(in millions)
Realized capital gains (losses)	$500	$7	$12
Less amount transferred to the IMR (net of related tax benefit (expense) of $(102) in 2020, $(9) in 2019, and $2 in 2018)	384	33	(6)
Realized capital gains (losses) before tax	116	(26)	18
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	123	34	7
Net realized capital gains (losses)	$(7)	$(60)	$11

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships and other hedging relationships:

		December 31, 2020

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$172	$3	$-	$18	$26
Cash flow hedges	Interest rate swaps	-	-	-	-	-
Total Derivatives in Effective Hedge Accounting Relationships		$172	$3	$-	$18	$26

Other Hedging Relationships
	Interest rate swaps	$8,074	$1,475	$967	$1,475	$967
	Interest rate futures	126	-	-	-	-
	Equity index options	99	2	-	2	-
	Equity index futures	186	-	-	-	-
Total Derivatives in Other Hedging Relationships		$8,485	$1,477	$967	$1,477	$967
Total Derivatives		$8,657	$1,480	$967	$1,495	$993

		December 31, 2019

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$173	$4	$-	$16	$9
Cash flow hedges	Interest rate swaps	13	-	-	4	-
Total Derivatives in Effective Hedge Accounting Relationships		$186	$4	$-	$20	$9
Other Hedging Relationships
	Interest rate swaps	$8,288	$960	$596	$960	$596
	Interest rate futures	144	-	-	-	-
	Equity index options	89	3	-	3	-
	Equity index futures	205	-	-	-	-
Total Derivatives in Other Hedging Relationships		$8,726	$963	$596	$963	$596
Total Derivatives		$8,912	$967	$596	$983	$605

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2020, 2019 and 2018, the Company recorded net unrealized gains of $7 million, $4 million, and $2 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2020, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 0 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges). The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains (losses) of $1 million, $0 million, and $0 million (including $1 million, $0 million, and $0 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2020, 2019 and 2018, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

For the years ended December 31, 2020, 2019 and 2018 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2020	2019	2018
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$144	$124	$(61)
Interest rate futures	(1)	6	(5)
Equity index options	-	5	(3)
Equity index futures	(2)	(8)	6
Total net unrealized capital gain (loss)	$141	$127	$(63)

Net realized capital gain (loss):
Interest rate swaps	$1	$-	$-
Interest rate futures	(11)	(13)	5
Equity index options	3	-	1
Equity index futures	(54)	(56)	10
Total net realized capital gain (loss)	$(61)	$(69)	$16
Total gain (loss) from derivatives in other hedging relationships	$80	$58	$(47)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2020 and 2019, the Company had accepted collateral consisting of cash of $47 million and $32 million and various securities with a fair value of $642 million and $452 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2021	$ 5
2022	-
2023	-
2024	-
Thereafter	-
Total Future Settled Premiums	$ 5

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$ 4	$3	$7
Current Year	$ 5	$2	$7

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2020
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	104	104	95	-	9	-
Total common stocks	104	104	95	-	9	-
Derivatives:
Interest rate swaps	1,475	1,475	-	1,475	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	2	2	-	2	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	1,477	1,477	-	1,477	-	-
Assets held in separate accounts	8,903	8,903	8,903	-	-	-
Total assets	$10,484	$10,484	$8,998	$1,477	$9	$-

Liabilities:
Derivatives:
Interest rate swaps	$967	$967	$-	$967	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	967	967	-	967	-	-
Liabilities held in separate accounts	8,903	8,903	8,903	-	-	-
Total liabilities	$9,870	$9,870	$8,903	$967	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2019

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	125	125	114	-	11	-
Total common stocks	125	125	114	-	11	-
Derivatives:
Interest rate swaps	960	960	-	960	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	963	963	-	963	-	-
Assets held in separate accounts	8,254	8,254	8,254	-	-	-
Total assets	$9,342	$9,342	$8,368	$963	$11	$-

Liabilities:
Derivatives:
Interest rate swaps	$596	$596	$-	$596	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	596	596	-	596	-	-
Liabilities held in separate accounts	8,254	8,254	8,254	-	-	-
Total liabilities	$8,850	$8,850	$8,254	$596	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2020
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$5,451	$6,055	$-	$5,834	$221
Preferred stocks	13	13	-	-	13
Mortgage loans on real estate	692	790	-	-	790
Cash, cash equivalents and short term investments	7	7	7	-	-
Policy loans	128	128	-	128	-
Derivatives in effective hedge accounting relationships	3	18	-	18	-
Total assets	$6,294	$7,011	$7	$5,980	$1,024

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	72	70	-	-	70
Policyholders’ and beneficiaries’ funds	124	129	-	129	-
Derivatives in effective hedge accounting relationships	-	26	-	26	-
Total liabilities	$196	$225	$-	$155	$70

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$4,787	$5,185	$-	$5,005	$180
Preferred stocks	8	11	-	-	11
Mortgage loans on real estate	617	681	-	-	681
Cash, cash equivalents and short term investments	13	13	11	2	-
Policy loans	122	122	-	122	-
Derivatives in effective hedge accounting relationships	4	20	-	20	-
Total assets	$5,551	$6,032	$11	$5,149	$872

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	75	71	-	-	71
Policyholders’ and beneficiaries’ funds	125	130	-	130	-
Derivatives in effective hedge accounting relationships	-	9	-	9	-
Total liabilities	$200	$210	$-	$139	$71

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2020, 2019 and 2018, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	11	5	(1)	-	-	-	(6)	-	-	-	9
Total common stocks	11	5	(1)	-	-	-	(6)	-	-	-	9
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$11	$5	$(1)	$-	$-	$-	$(6)	$-	$-	$-	$9

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	33	4	(8)	-	-	-	(18)	-	-	-	11
Total common stocks	33	4	(8)	-	-	-	(18)	-	-	-	11
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$33	$4	$(8)	$-	$-	$-	$(18)	$-	$-	$-	$11

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	32	-	1	-	-	-	-	-	-	-	33
Total common stocks	32	-	1	-	-	-	-	-	-	-	33
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$32	$-	$1	$-	$-	$-	$-	$-	$-	$-	$33

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums earned
Direct	$1,034	$1,113	$1,078
Assumed	163	186	196
Ceded	(235)	(783)	(222)
Net	$962	$516	$1,052

Benefits to policyholders ceded	$(553)	$(443)	$(427)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2020, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2020, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2020, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $621 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(62)	$(66)	$(71)
Premiums assumed	25	26	28
Benefits ceded	(157)	(144)	(166)
Benefits assumed	63	58	66

Other reinsurance receivable (payable)	-	(4)	(5)
Funds held by or deposited with reinsured companies	806	837	859

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s John Hancock Life Insurance (“JHLICO”) Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreement:

	Year ended December 31,
	2020	2019
(in millions)
Premiums ceded, net	$-	$(99)
Benefits ceded, net	(10)	(11)

Other reinsurance receivable	1	1
Other amounts payable on reinsurance	-	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with RGA to cede 90% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $92 million and related invested assets of $98 million. The Company recognized a pre-tax gain of $3 million net of realized capital gains, including a ceding commission received of $1 million, and an increase of $3 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on February 7, 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2020	2019
(in millions)
Premiums ceded, net	$-	$(444)
Benefits ceded, net	(34)	(35)

Funds held by or deposited with reinsured companies	-	-
Other reinsurance receivable	4	3
Other amounts payable on reinsurance	-	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to cede 90% QS of a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $352 million and related invested assets of $437 million. The Company incurred a pre-tax loss of $80 million net of realized capital gains, including a ceding commission paid of $26 million, and a decrease of $60 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on March 15, 2019.

The table and commentary below consist of the impact of the Global Atlantic Financial Group (“GAFG”) Agreement:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$(2)	$(1)	$(1)
Benefits ceded, net	(79)	(100)	(112)

Other reinsurance receivable	7	16	21
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2012, the Company entered into a coinsurance agreement with GAFG, formerly named Commonwealth Annuity (“CWA”), to cede its fixed deferred annuities at 90% quota share (“QS”). The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The Company is expected to receive approximately $2 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2020, the Company has a provision against the net reinsurance receivable not novated to Hannover Life. As of December 31, 2020, SRUS is still listed as an accredited reinsurer with the State of New York Department of Financial Services. The Company recorded a reserve credit of $8 million and $22 million as of December 31, 2020 and 2019 respectively related to the various agreements with SRUS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums assumed, net	$138	$159	$167
Benefits assumed, net	439	396	408

Other reinsurance receivable	6	3	5
Other amounts payable on reinsurance	59	42	39
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid)	(171)	(207)	(208)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$-	$(7)	$-
Benefits ceded	(28)	(6)	(2)

Other reinsurance receivable (payable)	19	-	-
Funds withheld from unauthorized reinsurers	-	5	2
Treaty Settlement received (paid)	23	2	-

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$4	$2	$(1)
Benefits ceded	(19)	(17)	(9)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	1	1	1
Funds withheld from unauthorized reinsurers	379	367	359
Treaty Settlement received (paid)	(3)	(3)	(3)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

In 2020 and 2019, the Company did not commute any ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

(in millions)
(a) Gross deferred tax assets	$325	$1	$326
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	325	1	326
(d) Deferred tax assets nonadmitted	60	-	60

(e) Subtotal net admitted deferred tax asset (c - d)	265	1	266
(f) Deferred tax liabilities	140	19	159

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$125	$(18)	$107

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

(in millions)
(a) Gross deferred tax assets	$240	$-	$240
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	240	-	240
(d) Deferred tax assets nonadmitted	20	-	20

(e) Subtotal net admitted deferred tax asset (c - d)	220	-	220
(f) Deferred tax liabilities	124	17	141

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$96	$(17)	$79

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

(in millions)
(a) Gross deferred tax assets	$85	$1	$86
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	85	1	86
(d) Deferred tax assets nonadmitted	40	-	40

(e) Subtotal net admitted deferred tax asset (c - d)	45	1	46
(f) Deferred tax liabilities	16	2	18

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$29	$(1)	$28

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	106	-	106
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	106	-	106
2. Adjusted gross deferred tax assets allowed per limitation threshold.	166	-	166
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	159	-	159

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$265	$1	$266

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	79	-	79
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	79	-	79
2. Adjusted gross deferred tax assets allowed per limitation threshold.	202	-	202
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	141	-	141

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$220	$-	$220

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	27	-	27
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	27	-	27
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(36)	-	(36)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	18	-	18

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$45	$1	$46

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2020	2019

(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	920%	1055%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,106	$ 1,345

Impact of tax planning strategies is as follows:

	December 31, 2020
	(1)	(2)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$325	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$265	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2019
	(3)	(4)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$240	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$220	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$85	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$45	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change

(in millions)

1. Current income tax
(a) Federal	$(15)	$(41)	$26
(b) Foreign	-	-	-

(c) Subtotal	(15)	(41)	26
(d) Federal income tax on net capital gains	123	34	89
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$108	$(7)	$115

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change
(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	285	206	79
(4) Investments	4	4	-
(5) Deferred acquisition costs	27	22	5
(6) Policyholder dividends accrual	2	2	-
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	-	-	-
(13) Other (including items <5% of total ordinary tax assets)	7	6	1
(99) Subtotal	$325	$240	$85
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	60	20	40
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$265	$220	$45
(e) Capital:
(1) Investments	$1	$-	$1
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$1	$-	$1
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$1	$-	$1
(i) Admitted deferred tax assets (2(d)+2(h))	$266	$220	$46
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$128	$108	$20
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	1	1	-
(4) Policyholder reserves	10	12	(2)
(5) Other (including items <5% of total ordinary tax liabilities)	1	3	(2)
(99) Subtotal	$140	$124	$16
(b) Capital:
(1) Investments	$19	$17	$2
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$19	$17	$2
(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$159	$141	$18
4. Net deferred tax assets/liabilities (2(i) - 3(c))	$107	$79	$28

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,
	2020	2019	Change
(in millions)

Total deferred tax assets	$326	$240	$86
Total deferred tax liabilities	159	141	18
Net deferred tax assets (liabilities)	$167	$99	$68

Tax effect of unrealized gains and losses			(19)
Tax effect of unrealized foreign exchange gains (losses)			-
Other			-
Change in net deferred income taxes			$87

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2020	2019	2018
(in millions)

Ordinary provisions computed at statutory rate	$(75)	$(52)	$69
Net realized capital gains (losses) before IMR at statutory rate	117	16	3
Change in nonadmitted assets	-	-	-
Reinsurance	(2)	(4)	(5)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	-
Amortization of IMR	(4)	(11)	(3)
Tax recorded in surplus	(8)	(2)	(1)
Dividend received deduction	(3)	(4)	(3)
Investment in subsidiaries	(3)	(2)	(2)
Prior year adjustment	(1)	(2)	-
Tax credits	(1)	(1)	(1)
Change in tax reserve	-	1	1
Pension	-	-	-
Tax rate change	-	-	(16)
Other	1	1	(1)
Total	$21	$(60)	$41

Federal and foreign income taxes incurred	$(15)	$(41)	$(36)
Capital gains tax	123	34	7
Change in net deferred income taxes	(87)	(53)	70
Total statutory income tax expense (benefit)	$21	$(60)	$41

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At December 31, 2020 the Company did not have any net operating losses, net capital losses, or credit carry forwards.

Federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $121 million, $0 million and $6 million for 2020, 2019 and 2018, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company (USA)
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.
John Hancock Assignment Company	JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($125) million and $0 million at December 31, 2020 and 2019, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 is currently in process.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2020	2019
(in millions)

Balance at beginning of year	$3	$13
Additions based on tax positions related to the current year	-	-
Payments	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	-	(10)
Balance at end of year	$3	$3

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Included in the balances as of December 31, 2020 and 2019, are $3 million and $3 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2020 and 2019 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $1 million of interest expense / (benefit) in each of the years ended December 31, 2020, 2019, and 2018, respectively. The Company had approximately $0 million and $7 million accrued for interest as of December 31, 2020 and 2019, respectively. The Company did not recognize any material penalties for the years ended December 31, 2020, 2019 and 2018.

The Company filed a refund claim with the IRS for the AMT credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $2 million.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. There was no material impact to the Company in 2020.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $24 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax asset is being amortized into taxable income over 8 years, in the amount of $3 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends of $0 million, $100 million, and $100 million to its parent, JHUSA, in 2020, 2019 and 2018, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2020 and 2019, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $55 million, $62 million, and $62 million at December 31, 2020, 2019 and 2018, respectively. As of December 31, 2020 and 2019, the Company had amounts payable of $11 million and $15 million, respectively.

The Company has an Administrative Service Agreement with JHVTA and John Hancock Investment Management LLC (“JHIM”) (formerly John Hancock Advisers, LLC) pursuant to which the Company will provide certain administrative and related functional support services as required by JHVTA and JHIM in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHVTA and JHIM. For such services, JHVTA and JHIM will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $14 million, $15 million and $15 million for the years ended December 31, 2020, 2019 and 2018 respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2020, 2019 and 2018, the Company was billed by JHD for underwriting commissions of $48 million, $62 million, and $64 million, respectively. The Company had amounts payable for services provided of $3 million and $6 million at December 31, 2020 and 2019, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2020, 2019 and 2018, respectively, the Company received dividends of $14 million, $15 million, and $19 million from JHVTA. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2020 and 2019.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2020 and 2019, the Company had a receivable from JHUSA in the amount of $377 million and $520 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHVTA relating to distributions of $0 million and $1 million, which were included in investment income due and accrued at December 31, 2020 and 2019, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company also enters into reinsurance transactions with its affiliates. Refer to the Reinsurance Note for further details.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $33 million, to purchase other invested assets of $127 million, and issue agricultural and commercial mortgages of $11 million at December 31, 2020. Approximately 40% of these commitments expire in 2021.

Contingencies: As of December 31, 2020, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a cost of insurance (“COI”) increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of NY and was assigned to the same judge. Discovery has commenced. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$38	$-	$-	$38	0%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	-	-	8,527	8,527	77%
Total with adjustment or at fair value	39	-	8,527	8,566	77%
At book value without adjustment (minimal or no charge or adjustment)	1,169	-	-	1,169	11%
Not subject to discretionary withdrawal	1,339	-	3	1,342	12%
Total (gross)	2,547	-	8,530	11,077	100%

Reinsurance ceded	1,288	-	-	1,288
Total (net)	$1,259	$-	$8,530	$9,789

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$77	$-	$-	$77	1%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	-	-	7,917	7,917	75%
Total with adjustment or at fair value	78	-	7,917	7,995	76%
At book value without adjustment (minimal or no charge or adjustment)	1,233	-	-	1,233	12%
Not subject to discretionary withdrawal	1,332	-	3	1,335	12%
Total (gross)	2,643	-	7,920	10,563	100%

Reinsurance ceded	1,361	-	-	1,361
Total (net)	$1,282	$-	$7,920	$9,202

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	111	110	119
c. Universal Life with Secondary Guarantees	1,487	1,317	3,095
d. Indexed Universal Life	27	22	29
e. Indexed Universal Life with Secondary Guarantees	79	71	68
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	2,647	2,647	2,640
h. Variable Life	5	2	4
i. Variable Universal Life	121	118	131
j. Miscellaneous Reserves	-	-	1,397
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	422
b. Accidental Death Benefits	-	-	2
c. Disability - Active Lives	-	-	8
d. Disability - Disabled Lives	-	-	33
e. Miscellaneous Reserves	-	-	26
(3) Total (gross: direct + assumed)	$4,477	$4,287	$7,974
(4) Reinsurance Ceded	1,876	1,837	2,966
(5) Total (net) (3) - (4)	$2,601	$2,450	$5,008

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$5	$-	$-
i. Variable Universal Life	385	366	353
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$390	$366	$353
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$390	$366	$353

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	355	353	362
c. Universal Life with Secondary Guarantees	1,188	1,015	2,780
d. Indexed Universal Life	33	25	34
e. Indexed Universal Life with Secondary Guarantees	51	46	47
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	2,705	2,705	2,806
h. Variable Life	-	-	3
i. Variable Universal Life	137	183	155
j. Miscellaneous Reserves	-	-	857
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	414
b. Accidental Death Benefits	-	-	2
c. Disability - Active Lives	-	-	9
d. Disability - Disabled Lives	-	-	36
e. Miscellaneous Reserves	-	-	33
(3) Total (gross: direct + assumed)	$4,469	$4,327	$7,538
(4) Reinsurance Ceded	1,939	1,935	3,049
(5) Total (net) (3) - (4)	$2,530	$2,392	$4,489

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	331	308	313
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$331	$308	$313
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$331	$308	$313

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2020 and 2019. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction
	December 31,
(in millions)	2020	2019

Group Annuity Contracts (401K)	$6,026	$5,405
Variable and Fixed Annuities	2,508	2,518
Life Insurance	369	331

Total	$8,903	$8,254

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2020	$12	$4
2019	$14	$5
2018	$15	$3
2017	$16	$3
2016	$17	$4

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2020	2019

(in millions, except for ages)
Account value	$2,554	$2,564
Amount of reserve held	234	194
Net amount at risk - gross	192	215
Weighted average attained age	70	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2020 and 2019:

•

Reg 213 is used in 2020 to determine the aggregate reserve for products falling under the scope. For 2019, assumptions used in the standard scenario are prescribed by regulations. For 2020, the liability is evaluated using a standard scenario; a stochastic reserve using industry prescribed assumptions (Standard Projection) and a stochastic reserve using Company specific assumptions. The Company holds the highest of the three values. Actuarial Guideline 43 (“AG 43”) is used in the 2019 reserve calculation.

•

For 2020, the Company used the prescribed Economic Scenario Generator (“ESG”) for Reg 213, so there are no calibration criteria requirement. The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43 for 2019.

•

In 2020 and 2019, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2020 and 2019, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in each year.

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,

	2020	2019

(in millions)
Type of Fund
Equity	$1,641	$1,609
Balanced	768	781
Bonds	349	347
Money Market	13	21

Total	$2,771	$2,758

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,

	2020	2019

(in millions)
Premiums, deposits and other considerations	$735	$782

Reserves for accounts with assets at:
Fair value	8,883	8,233
Amortized cost	-	-

Total	$8,883	$8,233

	December 31,

	2020	2019

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	90	100
At fair value	8,716	8,052
At book value without fair value adjustments and with current surrender charge of less than 5%	74	78

Subtotal	8,880	8,230
Not subject to discretionary withdrawal	3	3

Total	$8,883	$8,233

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Amounts transferred to and from separate accounts are as follows:

	December 31,

	2020	2019	2018

(in millions)
Transfers to separate accounts	$1,021	$842	$812
Transfers from separate accounts	1,396	1,231	1,203

Net transfers to (from) separate accounts	$(375)	$(389)	$(391)

16. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2020, 2019 and 2018.

During 2018, the Company implemented its North American voluntary early retirement program. The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2020, 2019 and 2018.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2020, 2019 and 2018.

17. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2020 financial statements through March 31, 2021, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A u d i t e d   F i n a n c i a l   S t a t e m e n t s

John Hancock Life Insurance Company of New York Separate Account B
December 31, 2020

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John Hancock Life Insurance Company of New York
Separate Account B

Audited Financial Statements

December 31, 2020

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of
John Hancock Life Insurance Company of New York Separate Account B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company of New York Separate Account B (the “Separate Account”) as of December 31, 2020, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020 and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1999.
Boston, Massachusetts
March 31, 2021

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Appendix

Subaccounts comprising John Hancock Life

Insurance Company of New York Separate Account B

500 Index Fund Series NAV	Lifestyle Conservative Portfolio Series NAV
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series NAV	Lifestyle Moderate Portfolio Series NAV
American Asset Allocation Trust Series I	M Capital Appreciation
American Global Growth Trust Series I	M International Equity
American Growth Trust Series I	M Large Cap Growth
American Growth-Income Trust Series I	M Large Cap Value
American International Trust Series I	Managed Volatility Aggressive Portfolio Series I
Blue Chip Growth Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
Blue Chip Growth Trust Series NAV	Managed Volatility Balanced Portfolio Series I
Capital Appreciation Trust Series I	Managed Volatility Balanced Portfolio Series NAV
Capital Appreciation Trust Series NAV	Managed Volatility Conservative Portfolio Series I
Capital Appreciation Value Trust Series NAV	Managed Volatility Conservative Portfolio Series NAV
Core Bond Trust Series I	Managed Volatility Growth Portfolio Series I
Core Bond Trust Series NAV	Managed Volatility Growth Portfolio Series NAV
Disciplined Value International Trust Series I	Managed Volatility Moderate Portfolio Series I
Disciplined Value International Trust Series NAV	Managed Volatility Moderate Portfolio Series NAV
Emerging Markets Value Trust Series I	Mid Cap Index Trust Series I
Emerging Markets Value Trust Series NAV	Mid Cap Index Trust Series NAV
Equity Income Trust Series I	Mid Cap Stock Trust Series I
Equity Income Trust Series NAV	Mid Cap Stock Trust Series NAV
Financial Industries Trust Series I	Mid Value Trust Series I
Financial Industries Trust Series NAV	Mid Value Trust Series NAV
Fundamental All Cap Core Trust Series I	Money Market Trust Series I
Fundamental All Cap Core Trust Series NAV	Money-Market Trust Series NAV
Fundamental Large Cap Value Trust Series I	Opportunistic Fixed Income Trust Series I
Fundamental Large Cap Value Trust Series NAV	Opportunistic Fixed Income Trust Series NAV
Global Trust Series I	PIMCO All Asset
Global Trust Series NAV	Real Estate Securities Trust Series I
Health Sciences Trust Series I	Real Estate Securities Trust Series NAV
Health Sciences Trust Series NAV	Science & Technology Trust Series I
High Yield Trust Series I	Science & Technology Trust Series NAV
High Yield Trust Series NAV	Select Bond Trust Series I
International Equity Index Series I	Select Bond Trust Series NAV
International Equity Index Series NAV	Short Term Government Income Trust Series I
International Small Company Trust Series I	Short Term Government Income Trust Series NAV
International Small Company Trust Series NAV	Small Cap Index Trust Series I
Investment Quality Bond Trust Series I	Small Cap Index Trust Series NAV
Investment Quality Bond Trust Series NAV	Small Cap Opportunities Trust Series I
Lifestyle Aggressive Portfolio Series NAV	Small Cap Opportunities Trust Series NAV
Lifestyle Balanced Portfolio Series NAV	Small Cap Stock Trust Series I

4 of 69

Appendix

Subaccounts comprising John Hancock Life
Insurance Company of New York Separate Account B

Small Cap Stock Trust Series NAV	Strategic Income Opportunities Trust Series NAV
Small Cap Value Trust Series I	Total Bond Market Series Trust NAV
Small Cap Value Trust Series NAV	Total Stock Market Index Trust Series I
Small Company Value Trust Series I	Total Stock Market Index Trust Series NAV
Small Company Value Trust Series NAV	Ultra Short Term Bond Trust Series I
Strategic Income Opportunities Trust Series I	Ultra Short Term Bond Trust Series NAV

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I
Total Assets
Investments at fair value	$36,399,489	$473,598	$2,012,009	$8,048,783	$983,902	$6,851,998

Units outstanding	428,542	16,783	21,828	322,344	30,172	103,615
Unit value	$84.94	$28.22	$92.18	$24.97	$32.61	$66.13

Shares	845,124	45,803	194,585	656,507	49,818	293,951
Cost	$25,491,792	$445,964	$1,901,813	$8,487,030	$791,206	$5,496,185

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Growth- Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV

Total Assets
Investments at fair value	$4,508,549	$3,453,299	$1,475,156	$18,636,108	$830,489	$3,877,456

Units outstanding	107,362	116,627	22,820	56,023	10,825	51,315
Unit value	$41.99	$29.61	$64.64	$332.65	$76.72	$75.56

Shares	284,093	161,294	36,686	462,779	109,275	506,195
Cost	$4,751,893	$3,084,431	$1,201,584	$15,904,482	$742,389	$3,581,006

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Disciplined Value International Trust Series I	Disciplined Value International Trust Series NAV	Emerging Markets Value Trust Series I

Total Assets
Investments at fair value	$10,511,436	$555,235	$4,918,293	$349,764	$2,128,342	$89,455

Units outstanding	311,486	21,997	241,884	12,224	115,007	5,042
Unit value	$33.75	$25.24	$20.33	$28.61	$18.51	$17.74

Shares	787,373	39,019	347,092	26,802	164,478	9,251
Cost	$9,430,625	$521,899	$4,604,408	$337,262	$2,049,541	$89,178

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series NAV	Financial Industries Trust Series I	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series I

Total Assets
Investments at fair value	$1,604,151	$751,556	$5,512,275	$150,302	$1,026,410	$3,213

Units outstanding	112,220	18,163	80,418	4,120	23,293	41
Unit value	$14.29	$41.38	$68.55	$36.48	$44.07	$78.37

Shares	166,061	54,500	402,356	11,752	80,503	107
Cost	$1,521,555	$817,368	$6,051,516	$153,640	$1,027,789	$2,585

See accompanying notes.

9 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I

Total Assets
Investments at fair value	$1,291,275	$931,220	$3,373,771	$89,418	$1,309,395	$347,534

Units outstanding	27,464	20,338	104,329	3,674	58,715	2,377
Unit value	$47.02	$45.79	$32.34	$24.34	$22.30	$146.21

Shares	42,546	37,100	134,360	4,280	62,741	11,185
Cost	$957,880	$690,084	$2,461,468	$84,449	$1,218,856	$273,821

See accompanying notes.

10 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I	International Equity Index Series NAV	International Small Company Trust Series I

Total Assets
Investments at fair value	$4,550,225	$322,375	$3,637,003	$238,291	$6,814,782	$29,308

Units outstanding	39,814	10,610	126,048	14,255	103,590	1,347
Unit value	$114.29	$30.38	$28.85	$16.72	$65.79	$21.76

Shares	143,631	61,172	702,124	12,189	348,582	1,990
Cost	$3,848,147	$322,603	$3,701,268	$199,053	$5,754,698	$25,947

See accompanying notes.

11 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	International Small Company Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive Portfolio Series NAV	Lifestyle Balanced Portfolio Series NAV	Lifestyle Conservative Portfolio Series NAV

Total Assets
Investments at fair value	$1,689,634	$180,796	$630,792	$1,925,732	$3,976,684	$214,413

Units outstanding	77,190	6,104	30,629	102,560	244,607	14,799
Unit value	$21.89	$29.62	$20.59	$18.78	$16.26	$14.49

Shares	114,629	14,856	52,003	119,167	242,777	14,869
Cost	$1,469,451	$168,220	$590,835	$1,780,334	$3,600,602	$199,114

See accompanying notes.

12 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series NAV	M Capital Appreciation	M International Equity	M Large Cap Growth	M Large Cap Value
Total Assets
Investments at fair value	$25,093,141	$1,794,023	$700,482	$953,653	$1,182,473	$1,147,479

Units outstanding	1,437,043	114,542	4,697	23,280	9,662	37,123
Unit value	$17.46	$15.66	$149.13	$40.96	$122.38	$30.91

Shares	1,411,313	113,979	24,348	71,542	35,319	95,464
Cost	$22,719,421	$1,630,633	$612,458	$852,723	$953,340	$1,197,108

See accompanying notes.

13 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Managed Volatility Aggressive Portfolio Series I	Managed Volatility Aggressive Portfolio Series NAV	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series NAV	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series NAV

Total Assets
Investments at fair value	$681,755	$17,987,869	$969,445	$45,778,016	$80,839	$8,152,114

Units outstanding	26,886	774,376	31,083	1,946,054	2,708	383,041
Unit value	$25.36	$23.23	$31.19	$23.52	$29.85	$21.28

Shares	68,795	1,815,123	83,143	3,915,998	6,957	699,752
Cost	$679,218	$18,536,420	$1,010,445	$49,212,594	$82,288	$8,239,126

See accompanying notes.

14 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series NAV	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV

Total Assets
Investments at fair value	$1,538,909	$41,367,207	$506,603	$12,495,666	$566,058	$4,537,583

Units outstanding	54,647	1,776,643	16,080	533,812	7,886	96,105
Unit value	$28.16	$23.28	$31.51	$23.41	$71.78	$47.21

Shares	127,923	3,432,963	44,283	1,091,325	26,526	212,633
Cost	$1,656,398	$45,061,646	$539,141	$13,382,446	$559,509	$4,333,435

See accompanying notes.

15 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust Series I	Money-Market Trust Series NAV

Total Assets
Investments at fair value	$806,869	$3,705,290	$296,922	$1,406,557	$2,084,208	$4,660,304

Units outstanding	8,168	17,184	7,330	22,527	148,137	444,888
Unit value	$98.78	$215.62	$40.51	$62.44	$14.07	$10.48

Shares	30,785	138,671	29,167	139,125	2,084,208	4,660,304
Cost	$555,079	$2,544,449	$308,047	$1,437,481	$2,084,208	$4,660,304

See accompanying notes.

16 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series NAV	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I

Total Assets
Investments at fair value	$176,808	$1,273,630	$588,701	$165,572	$1,866,278	$558,423

Units outstanding	6,384	32,095	28,366	2,400	9,740	9,833
Unit value	$27.70	$39.68	$20.75	$68.99	$191.61	$56.79

Shares	13,136	94,976	52,143	8,728	99,059	13,337
Cost	$164,890	$1,197,503	$558,044	$162,188	$1,750,618	$357,115

See accompanying notes.

17 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Science & Technology Trust Series NAV	Select Bond Trust Series I	Select Bond Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Index Trust Series I

Total Assets
Investments at fair value	$7,240,387	$41,031	$1,417,416	$146,342	$719,580	$215,029

Units outstanding	76,211	2,902	99,829	12,531	61,278	3,790
Unit value	$95.00	$14.14	$14.20	$11.68	$11.74	$56.74

Shares	170,162	2,812	97,217	11,907	58,550	13,184
Cost	$5,168,306	$38,857	$1,332,686	$144,700	$715,312	$180,209

See accompanying notes.

18 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Stock Trust Series I	Small Cap Stock Trust Series NAV	Small Cap Value Trust Series I

Total Assets
Investments at fair value	$3,670,430	$131,908	$1,495,081	$53,769	$2,958,852	$25,580

Units outstanding	80,849	2,235	51,283	832	38,485	802
Unit value	$45.40	$59.02	$29.15	$64.63	$76.88	$31.90

Shares	224,766	5,027	57,415	4,511	243,127	1,740
Cost	$3,060,006	$143,729	$1,397,560	$40,597	$2,308,230	$30,621

See accompanying notes.

19 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Cap Value Trust Series NAV	Small Company Value Trust Series I	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Series Trust NAV

Total Assets
Investments at fair value	$2,253,159	$105,617	$945,299	$240,583	$2,439,382	$1,372,145

Units outstanding	25,052	1,592	24,850	7,250	98,841	47,152
Unit value	$89.94	$66.34	$38.04	$33.18	$24.68	$29.10

Shares	154,009	10,011	90,200	16,661	169,519	126,000
Cost	$2,645,511	$123,921	$1,156,379	$227,031	$2,272,589	$1,322,794

See accompanying notes.

20 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV

Total Assets
Investments at fair value	$260,523	$8,829,054	$608,847	$571,471

Units outstanding	5,443	55,233	56,453	52,676
Unit value	$47.86	$159.85	$10.79	$10.85

Shares	9,921	336,345	53,128	49,823
Cost	$220,035	$6,960,676	$616,610	$576,902

See accompanying notes.

21 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
S TATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$591,613	$453,990	$14,228	$12,529	$56,050	$47,033
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	591,613	453,990	14,228	12,529	56,050	47,033
Realized gains (losses) on investments:
Capital gain distributions received	608,800	385,287	-	-	-	-
Net realized gain (loss)	1,070,157	529,094	1,519	(1,227)	5,417	(2,058)
Realized gains (losses)	1,678,957	914,381	1,519	(1,227)	5,417	(2,058)
Unrealized appreciation (depreciation) during the period	3,505,922	5,234,999	23,894	28,355	89,524	95,585
Net increase (decrease) in net assets from operations	5,776,492	6,603,370	39,641	39,657	150,991	140,560
Changes from principal transactions:
Purchase payments	1,577,177	1,347,148	12,360	17,365	80,509	110,623
Transfers between sub-accounts and the company	2,291,965	1,072,216	9,712	(4,208)	112,990	166,004
Transfers on general account policy loans	54,799	130,181	(102)	16	(2,967)	(113)
Withdrawals	(749,465)	(200,644)	(36,225)	(5,002)	1	136
Annual contract fee	(1,195,512)	(1,084,482)	(16,474)	(17,140)	(79,474)	(71,613)
Net increase (decrease) in net assets from principal transactions	1,978,964	1,264,419	(30,729)	(8,969)	111,059	205,037
Total increase (decrease) in net assets	7,755,456	7,867,789	8,912	30,688	262,050	345,597
Net assets at beginning of period	28,644,033	20,776,244	464,686	433,998	1,749,959	1,404,362
Net assets at end of period	$36,399,489	$28,644,033	$473,598	$464,686	$2,012,009	$1,749,959

	2020	2019	2020	2019	2020	2019
Units, beginning of period	399,694	381,044	17,915	18,280	20,643	18,106
Units issued	73,363	51,013	1,133	740	3,498	3,591
Units redeemed	(44,515)	(32,363)	(2,265)	(1,105)	(2,313)	(1,054)
Units, end of period	428,542	399,694	16,783	17,915	21,828	20,643

See accompanying notes.

22 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$100,891	$99,637	$554	$4,166	$4,535	$34,629
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	100,891	99,637	554	4,166	4,535	34,629
Realized gains (losses) on investments:
Capital gain distributions received	872,685	733,735	68,333	63,969	724,890	733,362
Net realized gain (loss)	(134,451)	(35,267)	12,785	5,799	11,033	(47,746)
Realized gains (losses)	738,234	698,468	81,118	69,768	735,923	685,616
Unrealized appreciation (depreciation) during the period	(6)	432,132	142,287	97,759	1,586,879	352,269
Net increase (decrease) in net assets from operations	839,119	1,230,237	223,959	171,693	2,327,337	1,072,514
Changes from principal transactions:
Purchase payments	562,585	575,588	59,931	55,971	293,365	284,829
Transfers between sub-accounts and the company	(605,197)	708,190	29,788	91,186	(86,767)	15,601
Transfers on general account policy loans	(26,411)	(5,988)	-	(108)	(23,635)	(24,504)
Withdrawals	(63,514)	(628)	(17,685)	(15,072)	(101,284)	(70,495)
Annual contract fee	(388,792)	(367,792)	(37,179)	(31,545)	(167,565)	(145,357)
Net increase (decrease) in net assets from principal transactions	(521,329)	909,370	34,855	100,432	(85,886)	60,074
Total increase (decrease) in net assets	317,790	2,139,607	258,814	272,125	2,241,451	1,132,588
Net assets at beginning of period	7,730,993	5,591,386	725,088	452,963	4,610,547	3,477,959
Net assets at end of period	$8,048,783	$7,730,993	$983,902	$725,088	$6,851,998	$4,610,547

	2020	2019	2020	2019	2020	2019
Units, beginning of period	346,830	302,960	28,896	24,318	105,461	103,247
Units issued	28,246	57,666	5,316	6,581	9,073	16,453
Units redeemed	(52,732)	(13,796)	(4,040)	(2,003)	(10,919)	(14,239)
Units, end of period	322,344	346,830	30,172	28,896	103,615	105,461

See accompanying notes.

23 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$55,057	$56,361	$11,021	$27,009	$-	$-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	55,057	56,361	11,021	27,009	-	-
Realized gains (losses) on investments:
Capital gain distributions received	534,708	429,142	135,154	196,841	181,933	162,049
Net realized gain (loss)	(59,963)	(417)	6,737	36,169	1,532	(14,017)
Realized gains (losses)	474,745	428,725	141,891	233,010	183,465	148,032
Unrealized appreciation (depreciation) during the period	(14,710)	308,252	280,242	282,858	194,967	122,238
Net increase (decrease) in net assets from operations	515,092	793,338	433,154	542,877	378,432	270,270
Changes from principal transactions:
Purchase payments	238,281	247,455	153,273	172,930	21,887	20,200
Transfers between sub-accounts and the company	166,141	24,379	8,554	(92,121)	(20,565)	(90,582)
Transfers on general account policy loans	(24,305)	16,298	(10,781)	21,310	3,046	29,673
Withdrawals	(148,726)	(17,664)	(26,584)	(24,477)	(579)	(239)
Annual contract fee	(162,991)	(158,675)	(92,402)	(89,775)	(34,306)	(31,879)
Net increase (decrease) in net assets from principal transactions	68,400	111,793	32,060	(12,133)	(30,517)	(72,827)
Total increase (decrease) in net assets	583,492	905,131	465,214	530,744	347,915	197,443
Net assets at beginning of period	3,925,057	3,019,926	2,988,085	2,457,341	1,127,241	929,798
Net assets at end of period	$4,508,549	$3,925,057	$3,453,299	$2,988,085	$1,475,156	$1,127,241

	2020	2019	2020	2019	2020	2019

Units, beginning of period	105,038	101,136	114,343	115,142	23,420	25,074
Units issued	12,452	8,673	11,993	10,712	429	1,019
Units redeemed	(10,128)	(4,771)	(9,709)	(11,511)	(1,029)	(2,673)
Units, end of period	107,362	105,038	116,627	114,343	22,820	23,420

See accompanying notes.

24 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$982	$-	$170	$-	$963
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	982	-	170	-	963
Realized gains (losses) on investments:
Capital gain distributions received	2,307,265	1,780,063	67,934	314,593	322,589	1,486,707
Net realized gain (loss)	207,630	153,483	(93,375)	(15,323)	(373,628)	(67,134)
Realized gains (losses)	2,514,895	1,933,546	(25,441)	299,270	(51,039)	1,419,573
Unrealized appreciation (depreciation) during the period	2,336,837	1,057,405	314,094	(168,986)	1,411,441	(806,798)
Net increase (decrease) in net assets from operations	4,851,732	2,991,933	288,653	130,454	1,360,402	613,738
Changes from principal transactions:
Purchase payments	1,197,467	1,154,120	24,872	16,538	137,386	135,504
Transfers between sub-accounts and the company	(78,610)	300,342	66,320	(694)	53,201	(12,166)
Transfers on general account policy loans	18,686	(39,403)	(39)	(757)	(2,861)	(860)
Withdrawals	(419,166)	(47,836)	(36,521)	(2,404)	(70,985)	(8,992)
Annual contract fee	(462,436)	(384,131)	(30,506)	(26,259)	(99,566)	(84,492)
Net increase (decrease) in net assets from principal transactions	255,941	983,092	24,126	(13,576)	17,175	28,994
Total increase (decrease) in net assets	5,107,673	3,975,025	312,779	116,878	1,377,577	642,732
Net assets at beginning of period	13,528,435	9,553,410	517,710	400,832	2,499,879	1,857,147
Net assets at end of period	$18,636,108	$13,528,435	$830,489	$517,710	$3,877,456	$2,499,879

	2020	2019	2020	2019	2020	2019
Units, beginning of period	54,659	50,112	10,530	10,835	51,707	51,042
Units issued	6,344	8,362	1,419	296	6,293	3,586
Units redeemed	(4,980)	(3,815)	(1,124)	(601)	(6,685)	(2,921)
Units, end of period	56,023	54,659	10,825	10,530	51,315	51,707

See accompanying notes.

25 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I		Core Bond Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$105,688	$117,580	$12,918	$13,578	$112,100	$103,971
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	105,688	117,580	12,918	13,578	112,100	103,971
Realized gains (losses) on investments:
Capital gain distributions received	785,368	488,612	3	(2)	1	(1)
Net realized gain (loss)	35,649	10,662	1,675	274	29,278	(3,191)
Realized gains (losses)	821,017	499,274	1,678	272	29,279	(3,192)
Unrealized appreciation (depreciation) during the period	612,582	989,270	30,727	35,543	240,100	209,565
Net increase (decrease) in net assets from operations	1,539,287	1,606,124	45,323	49,393	381,479	310,344
Changes from principal transactions:
Purchase payments	622,503	580,110	11,055	12,414	226,986	241,208
Transfers between sub-accounts and the company	(36,204)	977,397	6,191	(109,390)	224,117	858,432
Transfers on general account policy loans	(647)	(8,523)	(785)	(1,167)	164,538	133,102
Withdrawals	(48,260)	(95,099)	(21,439)	(5,036)	(191,623)	(57,885)
Annual contract fee	(512,856)	(439,170)	(16,258)	(18,426)	(198,991)	(182,587)
Net increase (decrease) in net assets from principal transactions	24,536	1,014,715	(21,236)	(121,605)	225,027	992,270
Total increase (decrease) in net assets	1,563,823	2,620,839	24,087	(72,212)	606,506	1,302,614
Net assets at beginning of period	8,947,613	6,326,774	531,148	603,360	4,311,787	3,009,173
Net assets at end of period	$10,511,436	$8,947,613	$555,235	$531,148	$4,918,293	$4,311,787

	2020	2019	2020	2019	2020	2019
Units, beginning of period	311,325	273,927	22,857	28,126	230,707	174,431
Units issued	29,487	57,063	783	482	51,832	74,821
Units redeemed	(29,326)	(19,665)	(1,643)	(5,751)	(40,655)	(18,545)
Units, end of period	311,486	311,325	21,997	22,857	241,884	230,707

See accompanying notes.

26 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Disciplined Value International Trust Series I		Disciplined Value International Trust Series NAV		Emerging Markets Value Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$6,541	$9,116	$41,322	$55,931	$1,973	$2,857
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	6,541	9,116	41,322	55,931	1,973	2,857
Realized gains (losses) on investments:
Capital gain distributions received	(2)	(6)	3	4	-	-
Net realized gain (loss)	(2,291)	1,860	(33,249)	(3,526)	(6,919)	(55)
Realized gains (losses)	(2,293)	1,854	(33,246)	(3,522)	(6,919)	(55)
Unrealized appreciation (depreciation) during the period	9,837	26,361	68,573	169,014	5,651	6,722
Net increase (decrease) in net assets from operations	14,085	37,331	76,649	221,423	705	9,524
Changes from principal transactions:
Purchase payments	14,249	13,793	86,489	108,253	1,324	1,396
Transfers between sub-accounts and the company	4,731	(34,257)	26,405	70,386	(8,370)	4,861
Transfers on general account policy loans	763	786	1,196	1,267	(296)	(276)
Withdrawals	77	(2,588)	(54,595)	374	(353)	20
Annual contract fee	(8,994)	(10,332)	(58,726)	(63,625)	(1,074)	(1,481)
Net increase (decrease) in net assets from principal transactions	10,826	(32,598)	769	116,655	(8,769)	4,520
Total increase (decrease) in net assets	24,911	4,733	77,418	338,078	(8,064)	14,044
Net assets at beginning of period	324,853	320,120	2,050,924	1,712,846	97,519	83,475
Net assets at end of period	$349,764	$324,853	$2,128,342	$2,050,924	$89,455	$97,519

	2020	2019	2020	2019	2020	2019
Units, beginning of period	11,726	12,979	114,451	107,442	5,692	5,405
Units issued	883	606	13,237	11,580	781	381
Units redeemed	(385)	(1,859)	(12,681)	(4,571)	(1,431)	(94)
Units, end of period	12,224	11,726	115,007	114,451	5,042	5,692

See accompanying notes.

27 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$33,186	$44,027	$19,740	$13,175	$148,165	$93,783
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	33,186	44,027	19,740	13,175	148,165	93,783
Realized gains (losses) on investments:
Capital gain distributions received	(2)	(1)	51,051	52,305	377,052	334,725
Net realized gain (loss)	(603)	(6,116)	(14,569)	(23,953)	(120,427)	(68,087)
Realized gains (losses)	(605)	(6,117)	36,482	28,352	256,625	266,638
Unrealized appreciation (depreciation) during the period	56,313	100,148	(48,041)	93,857	(321,734)	582,697
Net increase (decrease) in net assets from operations	88,894	138,058	8,181	135,384	83,056	943,118
Changes from principal transactions:
Purchase payments	131,797	126,450	23,666	61,219	233,808	181,235
Transfers between sub-accounts and the company	26,853	5,898	22,900	69,535	69,315	796,612
Transfers on general account policy loans	(2,177)	45,794	(5,199)	15,702	(22,674)	57,098
Withdrawals	(25,395)	(9,691)	120	(435)	(46,141)	(49,349)
Annual contract fee	(62,078)	(64,691)	(35,600)	(35,520)	(176,111)	(138,503)
Net increase (decrease) in net assets from principal transactions	69,000	103,760	5,887	110,501	58,197	847,093
Total increase (decrease) in net assets	157,894	241,818	14,068	245,885	141,253	1,790,211
Net assets at beginning of period	1,446,257	1,204,439	737,488	491,603	5,371,022	3,580,811
Net assets at end of period	$1,604,151	$1,446,257	$751,556	$737,488	$5,512,275	$5,371,022

	2020	2019	2020	2019	2020	2019
Units, beginning of period	104,941	96,913	18,005	15,163	79,149	66,733
Units issued	23,230	16,580	1,211	4,854	6,351	23,505
Units redeemed	(15,951)	(8,552)	(1,053)	(2,012)	(5,082)	(11,089)
Units, end of period	112,220	104,941	18,163	18,005	80,418	79,149

See accompanying notes.

28 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,779	$5,409	$12,809	$36,345	$10	$10
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,779	5,409	12,809	36,345	10	10
Realized gains (losses) on investments:
Capital gain distributions received	12,582	7,015	87,476	47,243	81	172
Net realized gain (loss)	(381)	1,196	(15,000)	12,616	206	(161)
Realized gains (losses)	12,201	8,211	72,476	59,859	287	11
Unrealized appreciation (depreciation) during the period	(11,231)	19,607	(50,733)	124,799	441	640
Net increase (decrease) in net assets from operations	2,749	33,227	34,552	221,003	738	661
Changes from principal transactions:
Purchase payments	310	38,914	70,822	76,015	2,138	2,138
Transfers between sub-accounts and the company	1,484	(24,003)	22,230	(61,952)	(1)	(4)
Transfers on general account policy loans	3	8,513	(751)	54,034	(13)	(18)
Withdrawals	(446)	89	(9,475)	(2,408)	3	4
Annual contract fee	(2,953)	(3,506)	(48,240)	(50,804)	(2,160)	(1,927)
Net increase (decrease) in net assets from principal transactions	(1,602)	20,007	34,586	14,885	(33)	193
Total increase (decrease) in net assets	1,147	53,234	69,138	235,888	705	854
Net assets at beginning of period	149,155	95,921	957,272	721,384	2,508	1,654
Net assets at end of period	$150,302	$149,155	$1,026,410	$957,272	$3,213	$2,508

	2020	2019	2020	2019	2020	2019
Units, beginning of period	4,177	3,541	22,226	22,060	40	36
Units issued	42	1,496	3,756	4,438	35	39
Units redeemed	(99)	(860)	(2,689)	(4,272)	(34)	(35)
Units, end of period	4,120	4,177	23,293	22,226	41	40

See accompanying notes.

29 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$4,504	$4,476	$8,821	$8,966	$33,128	$32,901
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	4,504	4,476	8,821	8,966	33,128	32,901
Realized gains (losses) on investments:
Capital gain distributions received	32,274	68,983	15,972	13,100	57,473	43,697
Net realized gain (loss)	31,238	5,040	4,609	27,580	32,596	38,655
Realized gains (losses)	63,512	74,023	20,581	40,680	90,069	82,352
Unrealized appreciation (depreciation) during the period	223,471	181,279	74,530	181,644	243,771	674,759
Net increase (decrease) in net assets from operations	291,487	259,778	103,932	231,290	366,968	790,012
Changes from principal transactions:
Purchase payments	65,203	50,424	25,788	63,428	154,161	142,237
Transfers between sub-accounts and the company	127,248	41,441	9,738	(111,744)	11,037	(41,866)
Transfers on general account policy loans	(3,079)	247	291	17,857	(71)	347
Withdrawals	(135,298)	(213)	188	(13,491)	(28,015)	(31,467)
Annual contract fee	(53,002)	(46,098)	(23,722)	(24,376)	(95,307)	(90,869)
Net increase (decrease) in net assets from principal transactions	1,072	45,801	12,283	(68,326)	41,805	(21,618)
Total increase (decrease) in net assets	292,559	305,579	116,215	162,964	408,773	768,394
Net assets at beginning of period	998,716	693,137	815,005	652,041	2,964,998	2,196,604
Net assets at end of period	$1,291,275	$998,716	$931,220	$815,005	$3,373,771	$2,964,998

	2020	2019	2020	2019	2020	2019
Units, beginning of period	26,971	25,565	19,929	21,660	102,700	103,453
Units issued	5,521	2,537	1,013	2,086	7,563	5,568
Units redeemed	(5,028)	(1,131)	(604)	(3,817)	(5,934)	(6,321)
Units, end of period	27,464	26,971	20,338	19,929	104,329	102,700

See accompanying notes.

30 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Global Trust Series I		Global Trust Series NAV		Health Sciences Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,055	$1,772	$15,822	$26,562	$-	$-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,055	1,772	15,822	26,562	-	-
Realized gains (losses) on investments:
Capital gain distributions received	739	2,833	10,644	43,790	32,432	29,182
Net realized gain (loss)	(1,300)	(125)	(13,891)	(4,808)	3,819	(22,390)
Realized gains (losses)	(561)	2,708	(3,247)	38,982	36,251	6,792
Unrealized appreciation (depreciation) during the period	4,127	7,126	61,449	114,874	39,510	69,099
Net increase (decrease) in net assets from operations	4,621	11,606	74,024	180,418	75,761	75,891
Changes from principal transactions:
Purchase payments	1,885	1,885	88,139	108,834	2,118	2,553
Transfers between sub-accounts and the company	(3,670)	3,180	1,149	(22,390)	(5,250)	(118,218)
Transfers on general account policy loans	4,141	4,236	(3,290)	(1,304)	(1,341)	3,544
Withdrawals	40	(131)	(49,950)	(91,353)	(1,309)	(3,610)
Annual contract fee	(3,832)	(3,647)	(56,095)	(63,696)	(11,443)	(13,720)
Net increase (decrease) in net assets from principal transactions	(1,436)	5,523	(20,047)	(69,909)	(17,225)	(129,451)
Total increase (decrease) in net assets	3,185	17,129	53,977	110,509	58,536	(53,560)
Net assets at beginning of period	86,233	69,104	1,255,418	1,144,909	288,998	342,558
Net assets at end of period	$89,418	$86,233	$1,309,395	$1,255,418	$347,534	$288,998

	2020	2019	2020	2019	2020	2019
Units, beginning of period	3,777	3,513	60,071	63,581	2,514	3,834
Units issued	285	419	4,834	12,690	20	121
Units redeemed	(388)	(155)	(6,190)	(16,200)	(157)	(1,441)
Units, end of period	3,674	3,777	58,715	60,071	2,377	2,514

See accompanying notes.

31 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Health Sciences Trust Series NAV		High Yield Trust Series I		High Yield Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$19,082	$17,227	$218,914	$187,129
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	-	19,082	17,227	218,914	187,129
Realized gains (losses) on investments:
Capital gain distributions received	412,010	228,802	-	-	(2)	(11)
Net realized gain (loss)	(2,607)	(93,798)	(4,165)	(11,692)	(33,179)	(41,389)
Realized gains (losses)	409,403	135,004	(4,165)	(11,692)	(33,181)	(41,400)
Unrealized appreciation (depreciation) during the period	566,306	635,511	2,383	42,833	7,044	330,261
Net increase (decrease) in net assets from operations	975,709	770,515	17,300	48,368	192,777	475,990
Changes from principal transactions:
Purchase payments	229,453	235,014	9,159	8,952	83,721	136,801
Transfers between sub-accounts and the company	190,687	122,862	4,124	(60,927)	(3,945)	39,698
Transfers on general account policy loans	14,765	(9,569)	(1,331)	(2,454)	(7,252)	(562)
Withdrawals	(171,894)	(35,634)	(5,811)	(3,030)	(63,512)	(23,830)
Annual contract fee	(213,175)	(190,014)	(7,015)	(8,752)	(67,299)	(71,013)
Net increase (decrease) in net assets from principal transactions	49,836	122,659	(874)	(66,211)	(58,287)	81,094
Total increase (decrease) in net assets	1,025,545	893,174	16,426	(17,843)	134,490	557,084
Net assets at beginning of period	3,524,680	2,631,506	305,949	323,792	3,502,513	2,945,429
Net assets at end of period	$4,550,225	$3,524,680	$322,375	$305,949	$3,637,003	$3,502,513

	2020	2019	2020	2019	2020	2019
Units, beginning of period	39,249	37,703	10,655	13,044	128,389	125,229
Units issued	4,639	5,540	515	328	7,723	13,094
Units redeemed	(4,074)	(3,994)	(560)	(2,717)	(10,064)	(9,934)
Units, end of period	39,814	39,249	10,610	10,655	126,048	128,389

See accompanying notes.

32 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	International Equity Index Series I		International Equity Index Series NAV		International Small Company Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$5,359	$4,769	$148,700	$102,790	$544	$655
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	5,359	4,769	148,700	102,790	544	655
Realized gains (losses) on investments:
Capital gain distributions received	2,107	(4)	57,366	5	898	1,312
Net realized gain (loss)	2,500	467	25,567	14,492	98	781
Realized gains (losses)	4,607	463	82,933	14,497	996	2,093
Unrealized appreciation (depreciation) during the period	12,491	30,518	605,419	619,549	844	3,278
Net increase (decrease) in net assets from operations	22,457	35,750	837,052	736,836	2,384	6,026
Changes from principal transactions:
Purchase payments	4,595	3,636	241,073	204,542	1,334	1,834
Transfers between sub-accounts and the company	4,766	22,381	1,109,285	785,563	(1,144)	(5,581)
Transfers on general account policy loans	(2,696)	8,784	(9,878)	39,034	1,022	(4,514)
Withdrawals	(11,312)	79	(80,114)	(13,331)	4	4
Annual contract fee	(5,393)	(4,451)	(157,742)	(131,250)	(1,646)	(1,681)
Net increase (decrease) in net assets from principal transactions	(10,040)	30,429	1,102,624	884,558	(430)	(9,938)
Total increase (decrease) in net assets	12,417	66,179	1,939,676	1,621,394	1,954	(3,912)
Net assets at beginning of period	225,874	159,695	4,875,106	3,253,712	27,354	31,266
Net assets at end of period	$238,291	$225,874	$6,814,782	$4,875,106	$29,308	$27,354

	2020	2019	2020	2019	2020	2019
Units, beginning of period	14,950	12,829	82,078	66,525	1,362	1,909
Units issued	554	2,362	30,260	20,864	131	121
Units redeemed	(1,249)	(241)	(8,748)	(5,311)	(146)	(668)
Units, end of period	14,255	14,950	103,590	82,078	1,347	1,362

See accompanying notes.

33 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	International Small Company Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$31,061	$32,080	$4,285	$4,477	$13,428	$13,655
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	31,061	32,080	4,285	4,477	13,428	13,655
Realized gains (losses) on investments:
Capital gain distributions received	50,111	57,539	101	-	312	-
Net realized gain (loss)	5,529	11,155	1,181	(140)	1,394	(858)
Realized gains (losses)	55,640	68,694	1,282	(140)	1,706	(858)
Unrealized appreciation (depreciation) during the period	61,427	177,382	10,429	13,297	34,694	30,460
Net increase (decrease) in net assets from operations	148,128	278,156	15,996	17,634	49,828	43,257
Changes from principal transactions:
Purchase payments	65,001	75,221	8,599	8,857	36,580	39,745
Transfers between sub-accounts and the company	13,209	34,450	9,647	(42,136)	23,768	50,152
Transfers on general account policy loans	(3,814)	2,480	83	105	157,697	(3,107)
Withdrawals	(9,800)	(4,891)	(12,031)	(5,407)	(154,341)	(7)
Annual contract fee	(45,322)	(44,904)	(6,275)	(6,515)	(24,429)	(22,925)
Net increase (decrease) in net assets from principal transactions	19,274	62,356	23	(45,096)	39,275	63,858
Total increase (decrease) in net assets	167,402	340,512	16,019	(27,462)	89,103	107,115
Net assets at beginning of period	1,522,232	1,181,720	164,777	192,239	541,689	434,574
Net assets at end of period	$1,689,634	$1,522,232	$180,796	$164,777	$630,792	$541,689

	2020	2019	2020	2019	2020	2019
Units, beginning of period	75,393	71,816	6,085	7,764	28,789	25,256
Units issued	9,673	8,092	656	324	14,998	4,955
Units redeemed	(7,876)	(4,515)	(637)	(2,003)	(13,158)	(1,422)
Units, end of period	77,190	75,393	6,104	6,085	30,629	28,789

See accompanying notes.

34 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Lifestyle Aggressive Portfolio Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$36,494	$24,883	$95,056	$68,629	$5,931	$4,433
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	36,494	24,883	95,056	68,629	5,931	4,433
Realized gains (losses) on investments:
Capital gain distributions received	123,072	21,756	126,356	93,476	4,324	3,716
Net realized gain (loss)	3,697	1,398	29,288	7,008	2,394	(788)
Realized gains (losses)	126,769	23,154	155,644	100,484	6,718	2,928
Unrealized appreciation (depreciation) during the period	73,234	90,429	196,988	310,747	9,468	14,909
Net increase (decrease) in net assets from operations	236,497	138,466	447,688	479,860	22,117	22,270
Changes from principal transactions:
Purchase payments	2,990	3,152	370,102	331,140	17,857	11,880
Transfers between sub-accounts and the company	1,177	1,269,164	15,006	573,015	(12,317)	32,562
Transfers on general account policy loans	-	-	(19,432)	6,456	-	(37,826)
Withdrawals	(31)	48	(73,654)	(8,855)	(4)	(1)
Annual contract fee	(33,306)	(15,240)	(310,667)	(265,996)	(16,076)	(14,280)
Net increase (decrease) in net assets from principal transactions	(29,170)	1,257,124	(18,645)	635,760	(10,540)	(7,665)
Total increase (decrease) in net assets	207,327	1,395,590	429,043	1,115,620	11,577	14,605
Net assets at beginning of period	1,718,405	322,815	3,547,641	2,432,021	202,836	188,231
Net assets at end of period	$1,925,732	$1,718,405	$3,976,684	$3,547,641	$214,413	$202,836

	2020	2019	2020	2019	2020	2019
Units, beginning of period	104,431	24,947	245,885	198,716	15,512	16,198
Units issued	237	80,532	16,495	57,943	2,803	3,312
Units redeemed	(2,108)	(1,048)	(17,773)	(10,774)	(3,516)	(3,998)
Units, end of period	102,560	104,431	244,607	245,885	14,799	15,512

See accompanying notes.

35 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$568,273	$384,304	$44,869	$30,333	$-	$2,080
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	568,273	384,304	44,869	30,333	-	2,080
Realized gains (losses) on investments:
Capital gain distributions received	1,208,561	897,753	51,574	33,211	16,411	52,655
Net realized gain (loss)	77,251	64,219	4,887	2,933	(48,102)	(8,337)
Realized gains (losses)	1,285,812	961,972	56,461	36,144	(31,691)	44,318
Unrealized appreciation (depreciation) during the period	1,144,188	2,263,994	92,134	126,849	152,245	106,612
Net increase (decrease) in net assets from operations	2,998,273	3,610,270	193,464	193,326	120,554	153,010
Changes from principal transactions:
Purchase payments	1,656,701	1,515,611	148,284	111,446	24,434	42,991
Transfers between sub-accounts and the company	289,489	1,760,618	44,167	236,056	(22,167)	(2,602)
Transfers on general account policy loans	(27,642)	(40,487)	601	(24)	(44)	(426)
Withdrawals	(164,586)	(174,182)	(1,915)	7	(84,147)	108
Annual contract fee	(1,232,239)	(1,107,528)	(126,803)	(107,085)	(24,147)	(26,287)
Net increase (decrease) in net assets from principal transactions	521,723	1,954,032	64,334	240,400	(106,071)	13,784
Total increase (decrease) in net assets	3,519,996	5,564,302	257,798	433,726	14,483	166,794
Net assets at beginning of period	21,573,145	16,008,843	1,536,225	1,102,499	685,999	519,205
Net assets at end of period	$25,093,141	$21,573,145	$1,794,023	$1,536,225	$700,482	$685,999

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,403,896	1,266,011	110,070	91,588	5,416	5,282
Units issued	95,195	196,753	11,010	24,771	972	554
Units redeemed	(62,048)	(58,868)	(6,538)	(6,289)	(1,691)	(420)
Units, end of period	1,437,043	1,403,896	114,542	110,070	4,697	5,416

See accompanying notes.

36 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	M International Equity		M Large Cap Growth		M Large Cap Value
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$13,718	$19,813	$-	$-	$20,610	$16,516
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	13,718	19,813	-	-	20,610	16,516
Realized gains (losses) on investments:
Capital gain distributions received	-	-	131,316	60,682	11,307	30,768
Net realized gain (loss)	(67)	(312)	102,703	20,182	(5,881)	(491)
Realized gains (losses)	(67)	(312)	234,019	80,864	5,426	30,277
Unrealized appreciation (depreciation) during the period	88,901	104,732	34,179	208,085	(29,427)	123,739
Net increase (decrease) in net assets from operations	102,552	124,233	268,198	288,949	(3,391)	170,532
Changes from principal transactions:
Purchase payments	45,085	52,629	36,298	66,992	46,557	60,119
Transfers between sub-accounts and the company	73,667	19,940	(138,354)	(48,484)	144,211	29,078
Transfers on general account policy loans	(44)	(421)	-	-	(43)	(412)
Withdrawals	(165)	72	(129)	185	(144)	98
Annual contract fee	(22,973)	(19,925)	(47,362)	(53,528)	(32,100)	(29,441)
Net increase (decrease) in net assets from principal transactions	95,570	52,295	(149,547)	(34,835)	158,481	59,442
Total increase (decrease) in net assets	198,122	176,528	118,651	254,114	155,090	229,974
Net assets at beginning of period	755,531	579,003	1,063,822	809,708	992,389	762,415
Net assets at end of period	$953,653	$755,531	$1,182,473	$1,063,822	$1,147,479	$992,389

	2020	2019	2020	2019	2020	2019
Units, beginning of period	20,085	18,520	11,204	11,605	31,090	29,025
Units issued	4,495	2,362	2,105	953	7,318	3,119
Units redeemed	(1,300)	(797)	(3,647)	(1,354)	(1,285)	(1,054)
Units, end of period	23,280	20,085	9,662	11,204	37,123	31,090

See accompanying notes.

37 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series NAV		Managed Volatility Balanced Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$9,595	$8,824	$262,631	$249,475	$24,470	$25,311
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	9,595	8,824	262,631	249,475	24,470	25,311
Realized gains (losses) on investments:
Capital gain distributions received	7,535	62,532	202,687	1,733,511	64,209	152,000
Net realized gain (loss)	2,693	3,366	65,959	193,084	(14,322)	(52,298)
Realized gains (losses)	10,228	65,898	268,646	1,926,595	49,887	99,702
Unrealized appreciation (depreciation) during the period	(54,479)	42,038	(1,432,787)	1,040,846	(54,504)	411,565
Net increase (decrease) in net assets from operations	(34,656)	116,760	(901,510)	3,216,916	19,853	536,578
Changes from principal transactions:
Purchase payments	37,577	53,650	1,238,556	1,283,709	13,517	13,518
Transfers between sub-accounts and the company	-	-	(430,626)	108,245	1,282	(865)
Transfers on general account policy loans	27	8	(17,682)	(79,287)	(26)	17,318
Withdrawals	66	(89)	(180,923)	(249,534)	(302,194)	(3,927,078)
Annual contract fee	(16,209)	(15,689)	(640,486)	(641,139)	(25,723)	(118,374)
Net increase (decrease) in net assets from principal transactions	21,461	37,880	(31,161)	421,994	(313,144)	(4,015,481)
Total increase (decrease) in net assets	(13,195)	154,640	(932,671)	3,638,910	(293,291)	(3,478,903)
Net assets at beginning of period	694,950	540,310	18,920,540	15,281,630	1,262,736	4,741,639
Net assets at end of period	$681,755	$694,950	$17,987,869	$18,920,540	$969,445	$1,262,736

	2020	2019	2020	2019	2020	2019
Units, beginning of period	26,103	24,513	775,419	756,691	41,200	182,235
Units issued	1,272	2,021	56,142	61,469	405	735
Units redeemed	(489)	(431)	(57,185)	(42,741)	(10,522)	(141,770)
Units, end of period	26,886	26,103	774,376	775,419	31,083	41,200

See accompanying notes.

38 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,130,111	$873,410	$2,412	$1,838	$245,968	$189,434
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,130,111	873,410	2,412	1,838	245,968	189,434
Realized gains (losses) on investments:
Capital gain distributions received	2,306,231	1,859,776	1,100	-	109,523	5
Net realized gain (loss)	(250,109)	(87,866)	(635)	(648)	(35,085)	(40,608)
Realized gains (losses)	2,056,122	1,771,910	465	(648)	74,438	(40,603)
Unrealized appreciation (depreciation) during the period	(2,307,902)	4,192,522	(228)	8,125	(52,500)	853,947
Net increase (decrease) in net assets from operations	878,331	6,837,842	2,649	9,315	267,906	1,002,778
Changes from principal transactions:
Purchase payments	3,186,947	3,366,863	-	-	185,106	249,896
Transfers between sub-accounts and the company	(14,598)	43,134	1,177	(721)	511,699	168,415
Transfers on general account policy loans	15,317	168,559	3,725	3,977	(6,734)	28,562
Withdrawals	(535,820)	(1,214,165)	35	36	(442,924)	(773,477)
Annual contract fee	(2,452,967)	(2,457,380)	(5,569)	(5,125)	(352,623)	(370,006)
Net increase (decrease) in net assets from principal transactions	198,879	(92,989)	(632)	(1,833)	(105,476)	(696,610)
Total increase (decrease) in net assets	1,077,210	6,744,853	2,017	7,482	162,430	306,168
Net assets at beginning of period	44,700,806	37,955,953	78,822	71,340	7,989,684	7,683,516
Net assets at end of period	$45,778,016	$44,700,806	$80,839	$78,822	$8,152,114	$7,989,684

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,933,830	1,937,923	2,730	2,802	388,294	423,840
Units issued	120,061	147,070	196	140	35,866	19,331
Units redeemed	(107,837)	(151,163)	(218)	(212)	(41,119)	(54,877)
Units, end of period	1,946,054	1,933,830	2,708	2,730	383,041	388,294

See accompanying notes.

39 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$31,935	$26,935	$876,278	$716,120	$13,218	$10,581
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	31,935	26,935	876,278	716,120	13,218	10,581
Realized gains (losses) on investments:
Capital gain distributions received	87,946	102,241	2,354,618	2,948,537	22,848	18,295
Net realized gain (loss)	(27,155)	43,022	(139,619)	505,320	(633)	3,071
Realized gains (losses)	60,791	145,263	2,214,999	3,453,857	22,215	21,366
Unrealized appreciation (depreciation) during the period	(132,499)	96,629	(3,580,988)	2,797,030	(18,597)	45,180
Net increase (decrease) in net assets from operations	(39,773)	268,827	(489,711)	6,967,007	16,836	77,127
Changes from principal transactions:
Purchase payments	84,858	86,397	3,306,466	3,551,191	6,386	2,126
Transfers between sub-accounts and the company	(88,143)	654	(272,248)	(1,872,762)	10,162	-
Transfers on general account policy loans	30,037	(84,536)	(210,694)	1,084,791	(19,999)	(40,009)
Withdrawals	(25,490)	(23,809)	(733,722)	(1,052,946)	331	353
Annual contract fee	(48,216)	(52,214)	(2,170,701)	(2,243,165)	(24,410)	(19,284)
Net increase (decrease) in net assets from principal transactions	(46,954)	(73,508)	(80,899)	(532,891)	(27,530)	(56,814)
Total increase (decrease) in net assets	(86,727)	195,319	(570,610)	6,434,116	(10,694)	20,313
Net assets at beginning of period	1,625,636	1,430,317	41,937,817	35,503,701	517,297	496,984
Net assets at end of period	$1,538,909	$1,625,636	$41,367,207	$41,937,817	$506,603	$517,297

	2020	2019	2020	2019	2020	2019

Units, beginning of period	56,907	59,861	1,776,513	1,799,921	16,964	19,022
Units issued	9,392	7,259	118,164	259,115	525	46
Units redeemed	(11,652)	(10,213)	(118,034)	(282,523)	(1,409)	(2,104)
Units, end of period	54,647	56,907	1,776,643	1,776,513	16,080	16,964

See accompanying notes.

40 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Managed Volatility Moderate Portfolio Series NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$330,957	$251,984	$8,198	$6,220	$62,824	$43,340
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	330,957	251,984	8,198	6,220	62,824	43,340
Realized gains (losses) on investments:
Capital gain distributions received	553,757	425,297	54,460	46,649	405,353	297,242
Net realized gain (loss)	(80,430)	(87,494)	(4,683)	155	(15,065)	(23,415)
Realized gains (losses)	473,327	337,803	49,777	46,804	390,288	273,827
Unrealized appreciation (depreciation) during the period	(405,960)	1,160,457	8,618	68,098	168,580	467,202
Net increase (decrease) in net assets from operations	398,324	1,750,244	66,593	121,122	621,692	784,369
Changes from principal transactions:
Purchase payments	840,100	925,796	3,903	4,348	277,510	263,250
Transfers between sub-accounts and the company	(110,718)	(91,953)	6,208	(44,577)	41,626	(118,390)
Transfers on general account policy loans	(4,490)	(6,184)	16	7	(11,051)	123,711
Withdrawals	(152,199)	(177,833)	(41,198)	(3,118)	(107,920)	(30,601)
Annual contract fee	(589,989)	(619,889)	(17,717)	(19,076)	(189,037)	(188,619)
Net increase (decrease) in net assets from principal transactions	(17,296)	29,937	(48,788)	(62,416)	11,128	49,351
Total increase (decrease) in net assets	381,028	1,780,181	17,805	58,706	632,820	833,720
Net assets at beginning of period	12,114,638	10,334,457	548,253	489,547	3,904,763	3,071,043
Net assets at end of period	$12,495,666	$12,114,638	$566,058	$548,253	$4,537,583	$3,904,763

	2020	2019	2020	2019	2020	2019
Units, beginning of period	534,457	532,753	8,647	9,697	93,675	92,620
Units issued	32,009	38,769	269	137	15,695	17,820
Units redeemed	(32,654)	(37,065)	(1,030)	(1,187)	(13,265)	(16,765)
Units, end of period	533,812	534,457	7,886	8,647	96,105	93,675

See accompanying notes.

41 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV		Mid Value Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$-	$-	$4,398	$2,876
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	-	-	-	4,398	2,876
Realized gains (losses) on investments:
Capital gain distributions received	88,874	73,205	398,351	338,739	6,245	33,258
Net realized gain (loss)	2,728	(1,858)	82,861	20,266	(2,439)	(570)
Realized gains (losses)	91,602	71,347	481,212	359,005	3,806	32,688
Unrealized appreciation (depreciation) during the period	232,351	56,909	1,028,039	261,764	18,613	8,864
Net increase (decrease) in net assets from operations	323,953	128,256	1,509,251	620,769	26,817	44,428
Changes from principal transactions:
Purchase payments	23,400	20,952	180,697	151,516	5,430	5,523
Transfers between sub-accounts and the company	(13,797)	(674)	(187,671)	60,749	(1,099)	5,455
Transfers on general account policy loans	(30)	9,658	(154)	(591)	85	(462)
Withdrawals	(2,142)	(531)	(101,064)	(94,395)	(1,976)	37
Annual contract fee	(28,060)	(24,774)	(134,836)	(113,465)	(5,917)	(5,966)
Net increase (decrease) in net assets from principal transactions	(20,629)	4,631	(243,028)	3,814	(3,477)	4,587
Total increase (decrease) in net assets	303,324	132,887	1,266,223	624,583	23,340	49,015
Net assets at beginning of period	503,545	370,658	2,439,067	1,814,484	273,582	224,567
Net assets at end of period	$806,869	$503,545	$3,705,290	$2,439,067	$296,922	$273,582

	2020	2019	2020	2019	2020	2019
Units, beginning of period	8,431	8,349	18,718	18,747	7,402	7,263
Units issued	268	486	1,395	2,404	331	342
Units redeemed	(531)	(404)	(2,929)	(2,433)	(403)	(203)
Units, end of period	8,168	8,431	17,184	18,718	7,330	7,402

See accompanying notes.

42 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust Series I		Money-Market Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$21,087	$14,775	$6,606	$41,313	$33,350	$111,370
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	21,087	14,775	6,606	41,313	33,350	111,370
Realized gains (losses) on investments:
Capital gain distributions received	29,134	162,455	-	-	2	1
Net realized gain (loss)	(82,447)	(20,715)	-	-	-	-
Realized gains (losses)	(53,313)	141,740	-	-	2	1
Unrealized appreciation (depreciation) during the period	153,379	59,219	(1)	(1)	1	-
Net increase (decrease) in net assets from operations	121,153	215,734	6,605	41,312	33,353	111,371
Changes from principal transactions:
Purchase payments	84,681	90,221	11,444	27,188	3,487,668	13,086,236
Transfers between sub-accounts and the company	(16,913)	(899)	3,532	1,617	(7,372,295)	(7,817,350)
Transfers on general account policy loans	(75)	1,077	(5,307)	(6,637)	(3,396)	17,500
Withdrawals	(54,272)	(18,744)	(16,239)	(4,748)	(1,311,091)	234,402
Annual contract fee	(57,402)	(59,441)	(60,980)	(77,310)	(352,963)	(397,236)
Net increase (decrease) in net assets from principal transactions	(43,981)	12,214	(67,550)	(59,890)	(5,552,077)	5,123,552
Total increase (decrease) in net assets	77,172	227,948	(60,945)	(18,578)	(5,518,724)	5,234,923
Net assets at beginning of period	1,329,385	1,101,437	2,145,153	2,163,731	10,179,028	4,944,105
Net assets at end of period	$1,406,557	$1,329,385	$2,084,208	$2,145,153	$4,660,304	$10,179,028

	2020	2019	2020	2019	2020	2019
Units, beginning of period	23,361	23,127	152,943	157,256	975,555	482,975
Units issued	2,621	2,278	957	1,363	663,497	1,268,971
Units redeemed	(3,455)	(2,044)	(5,763)	(5,676)	(1,194,164)	(776,391)
Units, end of period	22,527	23,361	148,137	152,943	444,888	975,555

See accompanying notes.

43 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series NAV		PIMCO All Asset
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$6,452	$13,120	$47,027	$69,889	$23,339	$12,725
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	6,452	13,120	47,027	69,889	23,339	12,725
Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	4	(1)	-
Net realized gain (loss)	195	(5,441)	(2,100)	(3,234)	(2,053)	310
Realized gains (losses)	195	(5,441)	(2,100)	(3,230)	(2,054)	310
Unrealized appreciation (depreciation) during the period	14,628	4,691	107,170	1,550	20,279	38,088
Net increase (decrease) in net assets from operations	21,275	12,370	152,097	68,209	41,564	51,123
Changes from principal transactions:
Purchase payments	1,834	1,834	76,595	77,630	40,500	44,303
Transfers between sub-accounts and the company	74	(52,564)	(40,408)	(21,630)	4,786	(13,553)
Transfers on general account policy loans	(7)	(126)	539	1,397	(7,771)	28,442
Withdrawals	91	(7,095)	(12,833)	(14,208)	(5,364)	(810)
Annual contract fee	(2,841)	(4,303)	(39,664)	(41,108)	(11,509)	(12,899)
Net increase (decrease) in net assets from principal transactions	(849)	(62,254)	(15,771)	2,081	20,642	45,483
Total increase (decrease) in net assets	20,426	(49,884)	136,326	70,290	62,206	96,606
Net assets at beginning of period	156,382	206,266	1,137,304	1,067,014	526,495	429,889
Net assets at end of period	$176,808	$156,382	$1,273,630	$1,137,304	$588,701	$526,495

	2020	2019	2020	2019	2020	2019
Units, beginning of period	6,425	9,016	32,644	32,577	27,331	24,870
Units issued	165	130	3,516	4,412	2,148	4,645
Units redeemed	(206)	(2,721)	(4,065)	(4,345)	(1,113)	(2,184)
Units, end of period	6,384	6,425	32,095	32,644	28,366	27,331

See accompanying notes.

44 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV		Science & Technology Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$3,259	$4,075	$37,373	$38,706	$-	$440
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	3,259	4,075	37,373	38,706	-	440
Realized gains (losses) on investments:
Capital gain distributions received	19,397	1,550	217,185	14,434	47,162	68,399
Net realized gain (loss)	1,052	8,811	32,650	78,715	4,979	10,384
Realized gains (losses)	20,449	10,361	249,835	93,149	52,141	78,783
Unrealized appreciation (depreciation) during the period	(34,033)	33,332	(383,555)	307,686	155,014	36,916
Net increase (decrease) in net assets from operations	(10,325)	47,768	(96,347)	439,541	207,155	116,139
Changes from principal transactions:
Purchase payments	7,840	11,863	99,774	101,211	10,154	8,627
Transfers between sub-accounts and the company	1,015	(26,724)	67,184	(42,631)	(1,935)	(42,092)
Transfers on general account policy loans	(518)	(1,484)	(11,825)	33,773	(261)	228
Withdrawals	(508)	(6,704)	(41,092)	(46,534)	(3,763)	(741)
Annual contract fee	(10,608)	(12,821)	(67,143)	(74,442)	(30,092)	(26,202)
Net increase (decrease) in net assets from principal transactions	(2,779)	(35,870)	46,898	(28,623)	(25,897)	(60,180)
Total increase (decrease) in net assets	(13,104)	11,898	(49,449)	410,918	181,258	55,959
Net assets at beginning of period	178,676	166,778	1,915,727	1,504,809	377,165	321,206
Net assets at end of period	$165,572	$178,676	$1,866,278	$1,915,727	$558,423	$377,165

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,444	2,952	9,440	9,600	10,458	12,296
Units issued	115	139	1,058	922	247	176
Units redeemed	(159)	(647)	(758)	(1,082)	(872)	(2,014)
Units, end of period	2,400	2,444	9,740	9,440	9,833	10,458

See accompanying notes.

45 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series NAV		Select Bond Trust Series I		Select Bond Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$7,229	$1,209	$610	$42,748	$34,441
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	7,229	1,209	610	42,748	34,441
Realized gains (losses) on investments:
Capital gain distributions received	599,973	717,015	-	-	1	(1)
Net realized gain (loss)	173,604	70,712	52	-	5,492	(454)
Realized gains (losses)	773,577	787,727	52	-	5,493	(455)
Unrealized appreciation (depreciation) during the period	1,908,105	462,623	1,834	1,321	70,945	74,528
Net increase (decrease) in net assets from operations	2,681,682	1,257,579	3,095	1,931	119,186	108,514
Changes from principal transactions:
Purchase payments	262,705	247,908	883	879	63,646	60,456
Transfers between sub-accounts and the company	(60,442)	331,469	14,226	-	36,120	34,030
Transfers on general account policy loans	44,282	(35,257)	-	-	(367)	(511)
Withdrawals	(174,531)	(44,559)	-	-	(60,467)	(21,766)
Annual contract fee	(276,628)	(226,631)	(929)	(630)	(55,772)	(55,560)
Net increase (decrease) in net assets from principal transactions	(204,614)	272,930	14,180	249	(16,840)	16,649
Total increase (decrease) in net assets	2,477,068	1,530,509	17,275	2,180	102,346	125,163
Net assets at beginning of period	4,763,319	3,232,810	23,756	21,576	1,315,070	1,189,907
Net assets at end of period	$7,240,387	$4,763,319	$41,031	$23,756	$1,417,416	$1,315,070

	2020	2019	2020	2019	2020	2019
Units, beginning of period	79,005	74,042	1,833	1,814	101,083	99,701
Units issued	5,877	11,772	1,135	68	10,127	9,754
Units redeemed	(8,671)	(6,809)	(66)	(49)	(11,381)	(8,372)
Units, end of period	76,211	79,005	2,902	1,833	99,829	101,083

See accompanying notes.

46 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series		Short Term Government Income Trust Series NAV		Small Cap Index Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,519	$2,863	$12,548	$10,576	$2,471	$1,717
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	2,519	2,863	12,548	10,576	2,471	1,717
Realized gains (losses) on investments:
Capital gain distributions received	(1)	-	1	-	12,827	16,026
Net realized gain (loss)	187	(3,993)	(207)	(1,417)	1,177	610
Realized gains (losses)	186	(3,993)	(206)	(1,417)	14,004	16,636
Unrealized appreciation (depreciation) during the period	2,546	9,894	11,613	11,740	19,456	18,911
Net increase (decrease) in net assets from operations	5,251	8,764	23,955	20,899	35,931	37,264
Changes from principal transactions:
Purchase payments	3,998	7,233	31,555	32,277	3,348	3,798
Transfers between sub-accounts and the company	(22)	(57,336)	94,277	4,529	45	2,968
Transfers on general account policy loans	125	100	(1,941)	(1,004)	23	14
Withdrawals	42	(113,949)	(11,002)	(10,991)	(5,324)	25
Annual contract fee	(10,888)	(17,741)	(36,549)	(37,781)	(5,618)	(5,498)
Net increase (decrease) in net assets from principal transactions	(6,745)	(181,693)	76,340	(12,970)	(7,526)	1,307
Total increase (decrease) in net assets	(1,494)	(172,929)	100,295	7,929	28,405	38,571
Net assets at beginning of period	147,836	320,765	619,285	611,356	186,624	148,053
Net assets at end of period	$146,342	$147,836	$719,580	$619,285	$215,029	$186,624

	2020	2019	2020	2019	2020	2019
Units, beginning of period	13,114	29,416	54,660	55,814	3,923	3,892
Units issued	357	660	30,086	2,930	134	121
Units redeemed	(940)	(16,962)	(23,468)	(4,084)	(267)	(90)
Units, end of period	12,531	13,114	61,278	54,660	3,790	3,923

See accompanying notes.

47 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$42,162	$23,065	$792	$546	$9,240	$4,008
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	42,162	23,065	792	546	9,240	4,008
Realized gains (losses) on investments:
Capital gain distributions received	211,856	203,014	6,545	11,585	71,591	74,219
Net realized gain (loss)	(5,177)	(9,093)	(5,906)	(8,124)	(57,728)	(13,999)
Realized gains (losses)	206,679	193,921	639	3,461	13,863	60,220
Unrealized appreciation (depreciation) during the period	510,229	266,369	9,592	24,089	201,670	128,105
Net increase (decrease) in net assets from operations	759,070	483,355	11,023	28,096	224,773	192,333
Changes from principal transactions:
Purchase payments	153,185	138,772	5,227	5,369	51,309	53,743
Transfers between sub-accounts and the company	506,568	(92,965)	3	(19,069)	301,396	48,813
Transfers on general account policy loans	(10,819)	107,995	210	35	(2,720)	(1,925)
Withdrawals	(46,381)	(7,072)	(6,956)	-	(34,675)	(8,519)
Annual contract fee	(127,004)	(118,591)	(4,546)	(5,529)	(30,694)	(29,749)
Net increase (decrease) in net assets from principal transactions	475,549	28,139	(6,062)	(19,194)	284,616	62,363
Total increase (decrease) in net assets	1,234,619	511,494	4,961	8,902	509,389	254,696
Net assets at beginning of period	2,435,811	1,924,317	126,947	118,045	985,692	730,996
Net assets at end of period	$3,670,430	$2,435,811	$131,908	$126,947	$1,495,081	$985,692

	2020	2019	2020	2019	2020	2019
Units, beginning of period	64,021	63,256	2,364	2,759	37,165	34,617
Units issued	24,688	13,396	110	97	20,664	5,519
Units redeemed	(7,860)	(12,631)	(239)	(492)	(6,546)	(2,971)
Units, end of period	80,849	64,021	2,235	2,364	51,283	37,165

See accompanying notes.

48 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Stock Trust Series I		Small Cap Stock Trust Series NAV		Small Cap Value Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$-	$-	$232	$340
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	-	-	-	232	340
Realized gains (losses) on investments:
Capital gain distributions received	5,439	11,893	271,724	482,488	2,573	4,917
Net realized gain (loss)	790	44	(34,278)	(17,656)	(389)	(7,897)
Realized gains (losses)	6,229	11,937	237,446	464,832	2,184	(2,980)
Unrealized appreciation (depreciation) during the period	13,146	350	756,507	20,733	(4,540)	16,159
Net increase (decrease) in net assets from operations	19,375	12,287	993,953	485,565	(2,124)	13,519
Changes from principal transactions:
Purchase payments	659	849	147,076	140,199	-	-
Transfers between sub-accounts and the company	(9,347)	(989)	31,241	186,511	-	(44,622)
Transfers on general account policy loans	-	-	(3,379)	(3,416)	-	-
Withdrawals	(49)	8	(36,636)	(19,539)	7	(2,868)
Annual contract fee	(614)	(876)	(99,261)	(84,930)	(939)	(2,184)
Net increase (decrease) in net assets from principal transactions	(9,351)	(1,008)	39,041	218,825	(932)	(49,674)
Total increase (decrease) in net assets	10,024	11,279	1,032,994	704,390	(3,056)	(36,155)
Net assets at beginning of period	43,745	32,466	1,925,858	1,221,468	28,636	64,791
Net assets at end of period	$53,769	$43,745	$2,958,852	$1,925,858	$25,580	$28,636

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,026	1,051	37,980	33,266	838	2,399
Units issued	14	22	3,694	7,089	-	-
Units redeemed	(208)	(47)	(3,189)	(2,375)	(36)	(1,561)
Units, end of period	832	1,026	38,485	37,980	802	838

See accompanying notes.

49 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$21,546	$12,812	$265	$806	$2,682	$7,390
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	21,546	12,812	265	806	2,682	7,390
Realized gains (losses) on investments:
Capital gain distributions received	228,416	140,290	6,076	45,215	52,826	390,469
Net realized gain (loss)	(92,690)	(94,908)	(15,008)	(1,976)	(72,646)	(53,323)
Realized gains (losses)	135,726	45,382	(8,932)	43,239	(19,820)	337,146
Unrealized appreciation (depreciation) during the period	(248,140)	412,282	17,831	(23,737)	111,767	(169,039)
Net increase (decrease) in net assets from operations	(90,868)	470,476	9,164	20,308	94,629	175,497
Changes from principal transactions:
Purchase payments	113,482	103,018	4,669	4,384	42,574	47,652
Transfers between sub-accounts and the company	137,834	(117,895)	643	(23)	12,313	29,681
Transfers on general account policy loans	(2,075)	2,110	407	618	-	(200)
Withdrawals	(21,027)	(11,562)	(5,240)	(477)	(12,811)	(59,724)
Annual contract fee	(68,044)	(74,487)	(4,164)	(4,523)	(31,748)	(34,085)
Net increase (decrease) in net assets from principal transactions	160,170	(98,816)	(3,685)	(21)	10,328	(16,676)
Total increase (decrease) in net assets	69,302	371,660	5,479	20,287	104,957	158,821
Net assets at beginning of period	2,183,857	1,812,197	100,138	79,851	840,342	681,521
Net assets at end of period	$2,253,159	$2,183,857	$105,617	$100,138	$945,299	$840,342

	2020	2019	2020	2019	2020	2019
Units, beginning of period	22,659	23,808	1,649	1,651	24,135	24,594
Units issued	4,598	1,719	202	71	2,758	2,204
Units redeemed	(2,205)	(2,868)	(259)	(73)	(2,043)	(2,663)
Units, end of period	25,052	22,659	1,592	1,649	24,850	24,135

See accompanying notes.

50 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV		Total Bond Market Series Trust NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$3,758	$5,828	$40,151	$61,531	$30,386	$20,450
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	3,758	5,828	40,151	61,531	30,386	20,450
Realized gains (losses) on investments:
Capital gain distributions received	1	-	(1)	(1)	(5)	3
Net realized gain (loss)	45	(32)	205	(1,300)	4,655	(1,986)
Realized gains (losses)	46	(32)	204	(1,301)	4,650	(1,983)
Unrealized appreciation (depreciation) during the period	14,596	13,521	149,808	151,383	36,686	48,503
Net increase (decrease) in net assets from operations	18,400	19,317	190,163	211,613	71,722	66,970
Changes from principal transactions:
Purchase payments	5,955	5,549	143,781	167,393	49,927	58,992
Transfers between sub-accounts and the company	4,163	625	34,054	113,350	418,447	56,353
Transfers on general account policy loans	3,465	38,826	25,914	28,150	3,427	44,336
Withdrawals	35	(2,416)	(87,145)	(42,215)	(14,463)	(14,634)
Annual contract fee	(10,492)	(10,082)	(95,745)	(94,407)	(56,087)	(49,979)
Net increase (decrease) in net assets from principal transactions	3,126	32,502	20,859	172,271	401,251	95,068
Total increase (decrease) in net assets	21,526	51,819	211,022	383,884	472,973	162,038
Net assets at beginning of period	219,057	167,238	2,228,360	1,844,476	899,172	737,134
Net assets at end of period	$240,583	$219,057	$2,439,382	$2,228,360	$1,372,145	$899,172

	2020	2019	2020	2019	2020	2019
Units, beginning of period	7,168	6,070	98,053	90,088	33,180	29,458
Units issued	461	1,500	11,936	14,745	17,796	7,114
Units redeemed	(379)	(402)	(11,148)	(6,780)	(3,824)	(3,392)
Units, end of period	7,250	7,168	98,841	98,053	47,152	33,180

See accompanying notes.

51 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$4,462	$4,273	$136,618	$84,277	$11,539	$8,376
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	4,462	4,273	136,618	84,277	11,539	8,376
Realized gains (losses) on investments:
Capital gain distributions received	22,255	20,825	663,900	343,847	-	-
Net realized gain (loss)	9,133	7,055	140,375	109,705	(142)	(173)
Realized gains (losses)	31,388	27,880	804,275	453,552	(142)	(173)
Unrealized appreciation (depreciation) during the period	14,064	35,905	736,994	748,325	(2,389)	(4,766)
Net increase (decrease) in net assets from operations	49,914	68,058	1,677,887	1,286,154	9,008	3,437
Changes from principal transactions:
Purchase payments	2,328	2,367	289,005	285,151	-	-
Transfers between sub-accounts and the company	6,135	(70,844)	1,521,129	151,735	-	613,202
Transfers on general account policy loans	(783)	24,424	(7,769)	(24,918)	-	-
Withdrawals	(43,754)	35	(202,077)	(35,546)	-	(2,517)
Annual contract fee	(10,485)	(12,093)	(204,121)	(173,962)	(28,674)	(7,409)
Net increase (decrease) in net assets from principal transactions	(46,559)	(56,111)	1,396,167	202,460	(28,674)	603,276
Total increase (decrease) in net assets	3,355	11,947	3,074,054	1,488,614	(19,666)	606,713
Net assets at beginning of period	257,168	245,221	5,755,000	4,266,386	628,513	21,800
Net assets at end of period	$260,523	$257,168	$8,829,054	$5,755,000	$608,847	$628,513

	2020	2019	2020	2019	2020	2019
Units, beginning of period	6,526	8,066	43,744	42,060	59,132	2,115
Units issued	252	814	15,058	4,752	-	59,796
Units redeemed	(1,335)	(2,354)	(3,569)	(3,068)	(2,679)	(2,779)
Units, end of period	5,443	6,526	55,233	43,744	56,453	59,132

See accompanying notes.

52 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series NAV
	2020	2019
Income:
Dividend distributions received	$10,253	$9,060
Expenses:
Mortality and expense risk and administrative charges	-	-
Net investment income (loss)	10,253	9,060
Realized gains (losses) on investments:
Capital gain distributions received	-	-
Net realized gain (loss)	(189)	(267)
Realized gains (losses)	(189)	(267)
Unrealized appreciation (depreciation) during the period	(2,473)	4,016
Net increase (decrease) in net assets from operations	7,591	12,809
Changes from principal transactions:
Purchase payments	28,390	29,626
Transfers between sub-accounts and the company	61,918	121,480
Transfers on general account policy loans	(44)	24,643
Withdrawals	17	(1)
Annual contract fee	(20,036)	(16,203)
Net increase (decrease) in net assets from principal transactions	70,245	159,545
Total increase (decrease) in net assets	77,836	172,354
Net assets at beginning of period	493,635	321,281
Net assets at end of period	$571,471	$493,635

	2020	2019
Units, beginning of period	46,238	31,020
Units issued	19,190	17,841
Units redeemed	(12,752)	(2,623)
Units, end of period	52,676	46,238

See accompanying notes.

53 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

1. Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 89 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (""MFC""), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

54 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2020.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2020, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

●	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

●	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2020. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$360,995,490	-	-	360,995,490
NonAffiliated	$4,572,788	-	-	4,572,788
Total	$365,568,278	-	-	365,568,278

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2020.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2020 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$6,291,096	$3,111,721
Active Bond Trust Series I	45,504	62,006
Active Bond Trust Series NAV	368,737	201,628
American Asset Allocation Trust Series I	1,605,373	1,153,127
American Global Growth Trust Series I	216,714	112,972
American Growth Trust Series I	1,155,500	511,960
American Growth-Income Trust Series I	1,008,422	350,259
American International Trust Series I	414,091	235,856
Blue Chip Growth Trust Series I	206,030	54,615
Blue Chip Growth Trust Series NAV	3,954,031	1,390,825
Capital Appreciation Trust Series I	164,642	72,583
Capital Appreciation Trust Series NAV	724,769	385,006
Capital Appreciation Value Trust Series I	0	621
Capital Appreciation Value Trust Series NAV	1,753,328	837,737
Core Bond Trust Series I	32,295	40,609
Core Bond Trust Series NAV	1,117,197	780,071
Disciplined Value International Trust Series I	26,937	9,572
Disciplined Value International Trust Series NAV	244,463	202,369
Emerging Markets Value Trust Series I	12,798	19,595
Emerging Markets Value Trust Series NAV	294,789	192,605
Equity Income Trust Series I	113,787	37,107
Equity Income Trust Series NAV	885,076	301,662
Financial Industries Trust Series I	15,722	2,964
Financial Industries Trust Series NAV	237,215	102,345
Fundamental All Cap Core Trust Series I	2,229	2,172
Fundamental All Cap Core Trust Series NAV	226,313	188,465
Fundamental Large Cap Value Trust Series I	60,636	23,560
Fundamental Large Cap Value Trust Series NAV	288,868	156,460
Global Trust Series I	7,945	7,588
Global Trust Series NAV	118,761	112,340
Health Sciences Trust Series I	34,266	19,060
Health Sciences Trust Series NAV	846,760	384,914
High Yield Trust Series I	33,721	15,512
High Yield Trust Series NAV	419,898	259,273
International Equity Index Series I	15,375	17,947
International Equity Index Series NAV	1,797,091	488,397
International Small Company Trust Series I	3,749	2,737
International Small Company Trust Series NAV	241,515	141,069
Investment Quality Bond Trust Series I	22,830	18,420
Investment Quality Bond Trust Series NAV	297,588	244,573
Lifestyle Aggressive Portfolio Series NAV	163,425	33,027
Lifestyle Balanced Portfolio Series NAV	465,386	262,617
Lifestyle Conservative Portfolio Series NAV	48,677	48,962
Lifestyle Growth Portfolio Series NAV	3,244,353	945,795
Lifestyle Moderate Portfolio Series NAV	253,475	92,698
M Capital Appreciation	110,369	200,031
M International Equity	156,297	47,009
M Large Cap Growth	355,652	373,884
M Large Cap Value	226,789	36,390

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Managed Volatility Aggressive Portfolio Series I	$50,012	$11,422
Managed Volatility Aggressive Portfolio Series NAV	1,643,274	1,209,117
Managed Volatility Balanced Portfolio Series I	100,878	325,343
Managed Volatility Balanced Portfolio Series NAV	5,990,004	2,354,782
Managed Volatility Conservative Portfolio Series I	9,111	6,231
Managed Volatility Conservative Portfolio Series NAV	1,088,231	838,214
Managed Volatility Growth Portfolio Series I	368,741	295,815
Managed Volatility Growth Portfolio Series NAV	5,728,593	2,578,597
Managed Volatility Moderate Portfolio Series I	50,824	42,289
Managed Volatility Moderate Portfolio Series NAV	1,587,245	719,827
Mid Cap Index Trust Series I	77,402	63,531
Mid Cap Index Trust Series NAV	998,168	518,862
Mid Cap Stock Trust Series I	106,910	38,666
Mid Cap Stock Trust Series NAV	616,547	461,223
Mid Value Trust Series I	21,218	14,054
Mid Value Trust Series NAV	180,701	174,458
Money Market Trust Series I	20,060	81,005
Money-Market Trust Series NAV	6,968,167	12,486,891
Opportunistic Fixed Income Trust Series I	10,888	5,285
Opportunistic Fixed Income Trust Series NAV	177,934	146,679
PIMCO All Asset	64,387	20,407
Real Estate Securities Trust Series I	30,006	10,129
Real Estate Securities Trust Series NAV	434,312	132,856
Science & Technology Trust Series I	56,862	35,598
Science & Technology Trust Series NAV	1,006,022	610,661
Select Bond Trust Series I	16,292	903
Select Bond Trust Series NAV	180,172	154,262
Short Term Government Income Trust Series I	6,667	10,894
Short Term Government Income Trust Series NAV	363,250	274,360
Small Cap Index Trust Series I	19,843	12,070
Small Cap Index Trust Series NAV	1,016,018	286,452
Small Cap Opportunities Trust Series I	12,227	10,953
Small Cap Opportunities Trust Series NAV	512,754	147,307
Small Cap Stock Trust Series I	6,093	10,006
Small Cap Stock Trust Series NAV	474,862	164,095
Small Cap Value Trust Series I	2,805	931
Small Cap Value Trust Series NAV	577,086	166,956
Small Company Value Trust Series I	17,302	14,647
Small Company Value Trust Series NAV	133,049	67,213
Strategic Income Opportunities Trust Series I	18,390	11,505
Strategic Income Opportunities Trust Series NAV	312,243	251,234
Total Bond Market Series Trust NAV	540,354	108,723
Total Stock Market Index Trust Series I	38,066	57,908
Total Stock Market Index Trust Series NAV	2,696,804	500,120
Ultra Short Term Bond Trust Series I	11,539	28,674
Ultra Short Term Bond Trust Series NAV	217,018	136,519

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series NAV(*)	2020	429	$ 86.62 to $ 54.15	$ 36,399	0.00 % to 0.00%	1.97%	18.14 % to 18.14%
	2019	400	73.32 to 45.84	28,644	0.00 to 0.00	1.81	31.16 to 31.16
	2018	381	55.90 to 34.95	20,776	0.00 to 0.00	1.42	-4.64 to -4.65
	2017	369	58.62 to 36.65	21,067	0.00 to 0.00	1.81	21.54 to 21.54
	2016	360	48.23 to 30.16	16,841	0.00 to 0.00	2.20	11.64 to 11.64

Active Bond Trust Series I(*)	2020	17	28.22 to 28.22	474	0.00 to 0.00	2.99	8.79 to 8.79
	2019	18	25.94 to 25.94	465	0.00 to 0.00	2.77	9.26 to 9.26
	2018	18	23.74 to 23.74	434	0.00 to 0.00	3.20	-0.60 to -0.60
	2017	18	23.89 to 23.89	435	0.00 to 0.00	4.01	4.84 to 4.84
	2016	13	22.78 to 22.78	287	0.00 to 0.00	3.29	4.34 to 4.34

Active Bond Trust Series NAV(*)	2020	22	92.17 to 92.17	2,012	0.00 to 0.00	3.08	8.73 to 8.73
	2019	21	84.77 to 84.77	1,750	0.00 to 0.00	2.91	9.29 to 9.29
	2018	18	77.56 to 77.56	1,404	0.00 to 0.00	3.38	-0.55 to -0.55
	2017	16	77.99 to 77.99	1,282	0.00 to 0.00	3.59	4.89 to 4.89
	2016	14	74.36 to 74.36	1,077	0.00 to 0.00	3.76	4.50 to 4.50

American Asset Allocation Trust Series I(*)	2020	322	24.97 to 24.97	8,049	0.00 to 0.00	1.40	12.02 to 12.02
	2019	347	22.29 to 22.29	7,731	0.00 to 0.00	1.50	20.78 to 20.78
	2018	303	18.46 to 18.46	5,591	0.00 to 0.00	1.85	-4.91 to -4.91
	2017	259	19.41 to 19.41	5,030	0.00 to 0.00	1.33	15.79 to 15.79
	2016	185	16.76 to 16.76	3,107	0.00 to 0.00	1.48	8.99 to 8.99

American Global Growth Trust Series I(*)	2020	30	32.61 to 32.61	984	0.00 to 0.00	0.07	29.96 to 29.96
	2019	29	25.09 to 25.09	725	0.00 to 0.00	0.68	34.71 to 34.71
	2018	24	18.63 to 18.63	453	0.00 to 0.00	0.73	-9.37 to -9.37
	2017	18	20.55 to 20.55	374	0.00 to 0.00	0.27	30.92 to 30.92
	2016	17	15.70 to 15.70	267	0.00 to 0.00	1.08	0.29 to 0.29

American Growth Trust Series I(*)	2020	104	92.82 to 61.65	6,852	0.00 to 0.00	0.09	51.52 to 51.52
	2019	105	61.26 to 40.69	4,611	0.00 to 0.00	0.85	30.30 to 30.30
	2018	103	47.01 to 31.23	3,478	0.00 to 0.00	0.39	-0.66 to -0.66
	2017	101	47.32 to 31.43	3,441	0.00 to 0.00	0.37	27.87 to 27.86
	2016	102	37.01 to 24.58	2,672	0.00 to 0.00	0.41	9.08 to 9.07

American Growth-Income Trust Series I(*)	2020	107	56.83 to 38.08	4,509	0.00 to 0.00	1.43	13.11 to 13.11
	2019	105	50.25 to 33.66	3,925	0.00 to 0.00	1.59	25.70 to 25.70
	2018	101	39.97 to 26.78	3,020	0.00 to 0.00	1.51	-2.18 to -2.18
	2017	95	40.87 to 27.38	2,932	0.00 to 0.00	1.10	22.03 to 22.03
	2016	95	33.49 to 22.44	2,394	0.00 to 0.00	1.60	11.10 to 11.10

American International Trust Series I(*)	2020	117	50.02 to 28.41	3,453	0.00 to 0.00	0.39	13.56 to 13.55
	2019	114	44.04 to 25.02	2,988	0.00 to 0.00	1.00	22.40 to 22.40
	2018	115	35.98 to 20.44	2,457	0.00 to 0.00	2.91	-13.46 to -13.46
	2017	94	41.58 to 23.62	2,325	0.00 to 0.00	0.99	31.65 to 31.65
	2016	83	31.58 to 17.94	1,603	0.00 to 0.00	1.00	3.12 to 3.12

Blue Chip Growth Trust Series I(*)	2020	23	64.62 to 64.62	1,475	0.00 to 0.00	0.00	34.30 to 34.30
	2019	23	48.11 to 48.11	1,127	0.00 to 0.00	0.00	29.79 to 29.79
	2018	25	37.07 to 37.07	930	0.00 to 0.00	0.02	1.97 to 1.97
	2017	25	36.35 to 36.35	902	0.00 to 0.00	0.07	36.28 to 36.28
	2016	27	26.67 to 26.67	722	0.00 to 0.00	0.01	0.81 to 0.81

Blue Chip Growth Trust Series NAV(*)	2020	56	332.65 to 332.65	18,636	0.00 to 0.00	0.00	34.40 to 34.40
	2019	55	247.50 to 247.50	13,528	0.00 to 0.00	0.01	29.83 to 29.83
	2018	50	190.64 to 190.64	9,553	0.00 to 0.00	0.06	2.03 to 2.03
	2017	44	186.84 to 186.84	8,271	0.00 to 0.00	0.11	36.34 to 36.34
	2016	52	137.04 to 137.04	7,175	0.00 to 0.00	0.06	0.85 to 0.85

Capital Appreciation Trust Series I(*)	2020	11	76.72 to 76.72	830	0.00 to 0.00	0.00	56.04 to 56.04
	2019	11	49.17 to 49.17	518	0.00 to 0.00	0.04	32.89 to 32.89
	2018	11	37.00 to 37.00	401	0.00 to 0.00	0.27	-0.80 to -0.80
	2017	11	37.30 to 37.30	417	0.00 to 0.00	0.06	36.53 to 36.53
	2016	12	27.32 to 27.32	323	0.00 to 0.00	0.00	-1.08 to -1.08

Capital Appreciation Trust Series NAV(*)	2020	51	75.55 to 75.55	3,877	0.00 to 0.00	0.00	56.29 to 56.29
	2019	52	48.34 to 48.34	2,500	0.00 to 0.00	0.04	32.88 to 32.88
	2018	51	36.38 to 36.38	1,857	0.00 to 0.00	0.37	-0.72 to -0.72
	2017	34	36.64 to 36.64	1,239	0.00 to 0.00	0.11	36.51 to 36.51
	2016	124	26.84 to 26.84	3,318	0.00 to 0.00	0.01	-1.00 to -1.00

Capital Appreciation Value Trust Series NAV(*)	2020	311	33.74 to 33.74	10,511	0.00 to 0.00	1.15	17.41 to 17.41
	2019	311	28.74 to 28.74	8,948	0.00 to 0.00	1.54	24.44 to 24.44
	2018	274	23.09 to 23.09	6,327	0.00 to 0.00	2.34	0.45 to 0.45
	2017	235	22.99 to 22.99	5,394	0.00 to 0.00	1.46	15.13 to 15.13
	2016	149	19.97 to 19.97	2,966	0.00 to 0.00	1.66	8.19 to 8.19

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Core Bond Trust Series I(*)	2020	22	$ 25.24 to $ 25.24	$ 555	0.00 % to 0.00%	2.34%	8.62 % to 8.62%
	2019	23	23.23 to 23.23	531	0.00 to 0.00	2.25	8.32 to 8.32
	2018	28	21.45 to 21.45	603	0.00 to 0.00	2.47	-0.59 to -0.59
	2017	29	21.58 to 21.58	619	0.00 to 0.00	2.02	3.40 to 3.40
	2016	31	20.87 to 20.87	651	0.00 to 0.00	1.89	2.74 to 2.74

Core Bond Trust Series NAV(*)	2020	242	20.33 to 20.33	4,918	0.00 to 0.00	2.43	8.79 to 8.79
	2019	231	18.69 to 18.69	4,312	0.00 to 0.00	2.62	8.33 to 8.33
	2018	174	17.25 to 17.25	3,009	0.00 to 0.00	2.65	-0.54 to -0.54
	2017	161	17.35 to 17.35	2,790	0.00 to 0.00	2.26	3.47 to 3.47
	2016	141	16.76 to 16.76	2,357	0.00 to 0.00	2.12	2.73 to 2.73

Disciplined Value International Trust Series I(*)	2020	12	28.61 to 28.61	350	0.00 to 0.00	2.23	3.28 to 3.28
	2019	12	27.71 to 27.71	325	0.00 to 0.00	2.73	12.33 to 12.33
	2018	13	24.66 to 24.66	320	0.00 to 0.00	2.51	-15.03 to -15.03
	2017	13	29.03 to 29.03	371	0.00 to 0.00	1.87	17.14 to 17.14
	2016	13	24.78 to 24.78	318	0.00 to 0.00	2.67	12.24 to 12.24

Disciplined Value International Trust Series NAV(*)	2020	115	18.50 to 18.50	2,128	0.00 to 0.00	2.29	3.27 to 3.27
	2019	114	17.92 to 17.92	2,051	0.00 to 0.00	2.99	12.40 to 12.40
	2018	107	15.94 to 15.94	1,713	0.00 to 0.00	2.61	-14.96 to -14.96
	2017	98	18.75 to 18.75	1,835	0.00 to 0.00	1.91	17.25 to 17.25
	2016	100	15.99 to 15.99	1,596	0.00 to 0.00	4.13	12.20 to 12.20

Emerging Markets Value Trust Series I(*)	2020	5	17.74 to 17.74	89	0.00 to 0.00	2.51	3.56 to 3.56
	2019	6	17.13 to 17.13	98	0.00 to 0.00	3.24	10.94 to 10.94
	2018	5	15.44 to 15.44	83	0.00 to 0.00	2.58	-13.59 to -13.59
	2017	5	17.87 to 17.87	94	0.00 to 0.00	2.15	32.69 to 32.69
	2016	4	13.47 to 13.47	49	0.00 to 0.00	5.49	18.00 to 18.00

Emerging Markets Value Trust Series NAV(*)	2020	112	14.29 to 14.29	1,604	0.00 to 0.00	2.62	3.72 to 3.72
	2019	105	13.78 to 13.78	1,446	0.00 to 0.00	3.36	10.90 to 10.90
	2018	97	12.43 to 12.43	1,204	0.00 to 0.00	2.70	-13.48 to -13.48
	2017	94	14.36 to 14.36	1,348	0.00 to 0.00	1.53	32.67 to 32.67
	2016	69	10.83 to 10.83	746	0.00 to 0.00	2.52	18.09 to 18.09

Equity Income Trust Series I(*)	2020	18	41.37 to 41.37	752	0.00 to 0.00	3.08	1.02 to 1.02
	2019	18	40.96 to 40.96	737	0.00 to 0.00	2.24	26.34 to 26.34
	2018	15	32.42 to 32.42	492	0.00 to 0.00	1.87	-9.58 to -9.58
	2017	16	35.85 to 35.85	568	0.00 to 0.00	2.26	16.28 to 16.28
	2016	17	30.83 to 30.83	518	0.00 to 0.00	2.24	19.12 to 19.12

Equity Income Trust Series NAV(*)	2020	80	68.54 to 68.54	5,512	0.00 to 0.00	3.16	1.01 to 1.01
	2019	79	67.86 to 67.86	5,371	0.00 to 0.00	2.38	26.47 to 26.47
	2018	67	53.66 to 53.66	3,581	0.00 to 0.00	1.93	-9.52 to -9.52
	2017	70	59.30 to 59.30	4,144	0.00 to 0.00	1.83	16.28 to 16.28
	2016	103	51.00 to 51.00	5,239	0.00 to 0.00	2.32	19.18 to 19.18

Financial Industries Trust Series I(*)	2020	4	36.49 to 36.49	150	0.00 to 0.00	1.39	2.17 to 2.17
	2019	4	35.71 to 35.71	149	0.00 to 0.00	4.47	31.79 to 31.79
	2018	4	27.10 to 27.10	96	0.00 to 0.00	1.16	-14.49 to -14.49
	2017	4	31.69 to 31.69	116	0.00 to 0.00	1.10	15.29 to 15.29
	2016	4	27.49 to 27.49	104	0.00 to 0.00	1.28	19.37 to 19.37

Financial Industries Trust Series NAV(*)	2020	23	44.06 to 44.06	1,026	0.00 to 0.00	1.49	2.31 to 2.31
	2019	22	43.07 to 43.07	957	0.00 to 0.00	4.46	31.71 to 31.71
	2018	22	32.70 to 32.70	721	0.00 to 0.00	1.19	-14.38 to -14.38
	2017	22	38.19 to 38.19	842	0.00 to 0.00	0.82	15.29 to 15.29
	2016	16	33.13 to 33.13	540	0.00 to 0.00	1.54	19.47 to 19.47

Fundamental All Cap Core Trust Series I(*)	2020	0	78.90 to 78.90	3	0.00 to 0.00	0.38	26.88 to 26.88
	2019	0	62.18 to 62.18	3	0.00 to 0.00	0.46	36.45 to 36.45
	2018	0	45.57 to 45.57	2	0.00 to 0.00	0.44	-13.16 to -13.16
	2017	0	52.48 to 52.48	1	0.00 to 0.00	0.82	27.70 to 27.70
	2016	0	41.10 to 41.10	1	0.00 to 0.00	0.61	8.34 to 8.34

Fundamental All Cap Core Trust Series NAV(*)	2020	27	47.02 to 47.02	1,291	0.00 to 0.00	0.43	26.97 to 26.97
	2019	27	37.03 to 37.03	999	0.00 to 0.00	0.51	36.58 to 36.58
	2018	26	27.11 to 27.11	693	0.00 to 0.00	0.46	-13.16 to -13.16
	2017	30	31.22 to 31.22	924	0.00 to 0.00	0.84	27.77 to 27.77
	2016	26	24.44 to 24.44	623	0.00 to 0.00	0.73	8.40 to 8.40

Fundamental Large Cap Value Trust Series I(*)	2020	20	45.79 to 45.79	931	0.00 to 0.00	1.13	11.96 to 11.96
	2019	20	40.90 to 40.90	815	0.00 to 0.00	1.14	35.85 to 35.85
	2018	22	30.10 to 30.10	652	0.00 to 0.00	1.12	-17.03 to -17.03
	2017	22	36.28 to 36.28	806	0.00 to 0.00	1.57	17.43 to 17.43
	2016	25	30.90 to 30.90	765	0.00 to 0.00	2.06	10.17 to 10.17

61 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Fundamental Large Cap Value Trust Series NAV(*)	2020	104	$ 32.34 to $ 32.34	$ 3,374	0.00 % to 0.00%	1.18%	12.01 % to 12.01%
	2019	103	28.87 to 28.87	2,965	0.00 to 0.00	1.24	35.97 to 35.97
	2018	103	21.23 to 21.23	2,197	0.00 to 0.00	1.19	-17.03 to -17.03
	2017	100	25.59 to 25.59	2,556	0.00 to 0.00	1.68	17.54 to 17.54
	2016	109	21.77 to 21.77	2,375	0.00 to 0.00	2.34	10.21 to 10.21

Global Trust Series I(*)	2020	4	24.34 to 24.34	89	0.00 to 0.00	1.36	6.60 to 6.60
	2019	4	22.83 to 22.83	86	0.00 to 0.00	2.32	16.05 to 16.05
	2018	4	19.68 to 19.68	69	0.00 to 0.00	1.68	-14.49 to -14.49
	2017	5	23.01 to 23.01	106	0.00 to 0.00	1.93	18.88 to 18.88
	2016	5	19.36 to 19.36	104	0.00 to 0.00	4.15	9.47 to 9.47

Global Trust Series NAV(*)	2020	59	22.30 to 22.30	1,309	0.00 to 0.00	1.38	6.71 to 6.71
	2019	60	20.90 to 20.90	1,255	0.00 to 0.00	2.21	16.06 to 16.06
	2018	64	18.01 to 18.01	1,145	0.00 to 0.00	1.87	-14.42 to -14.42
	2017	65	21.04 to 21.04	1,361	0.00 to 0.00	1.97	18.90 to 18.90
	2016	66	17.70 to 17.70	1,168	0.00 to 0.00	4.69	9.46 to 9.46

Health Sciences Trust Series I(*)	2020	2	146.19 to 146.19	348	0.00 to 0.00	0.00	27.17 to 27.17
	2019	3	114.96 to 114.96	289	0.00 to 0.00	0.00	28.68 to 28.68
	2018	4	89.34 to 89.34	343	0.00 to 0.00	0.00	0.69 to 0.69
	2017	4	88.73 to 88.73	356	0.00 to 0.00	0.00	27.51 to 27.51
	2016	5	69.59 to 69.59	330	0.00 to 0.00	0.07	-10.57 to -10.57

Health Sciences Trust Series NAV(*)	2020	40	114.29 to 114.29	4,550	0.00 to 0.00	0.00	27.26 to 27.26
	2019	39	89.80 to 89.80	3,525	0.00 to 0.00	0.00	28.67 to 28.67
	2018	38	69.79 to 69.79	2,632	0.00 to 0.00	0.00	0.76 to 0.76
	2017	33	69.27 to 69.27	2,316	0.00 to 0.00	0.00	27.61 to 27.61
	2016	40	54.28 to 54.28	2,180	0.00 to 0.00	0.10	-10.54 to -10.54

High Yield Trust Series I(*)	2020	11	30.37 to 30.37	322	0.00 to 0.00	6.45	5.81 to 5.81
	2019	11	28.70 to 28.70	306	0.00 to 0.00	5.07	15.67 to 15.67
	2018	13	24.81 to 24.81	324	0.00 to 0.00	6.06	-3.01 to -3.01
	2017	13	25.58 to 25.58	338	0.00 to 0.00	5.53	7.50 to 7.50
	2016	13	23.80 to 23.80	313	0.00 to 0.00	7.09	16.27 to 16.27

High Yield Trust Series NAV(*)	2020	126	28.85 to 28.85	3,637	0.00 to 0.00	6.58	5.77 to 5.77
	2019	128	27.28 to 27.28	3,503	0.00 to 0.00	5.69	15.99 to 15.99
	2018	125	23.52 to 23.52	2,945	0.00 to 0.00	6.88	-3.02 to -3.02
	2017	107	24.25 to 24.25	2,587	0.00 to 0.00	5.39	7.46 to 7.46
	2016	132	22.57 to 22.57	2,982	0.00 to 0.00	8.21	16.56 to 16.56

International Equity Index Series I(*)	2020	14	16.72 to 16.72	238	0.00 to 0.00	2.57	10.64 to 10.64
	2019	15	15.11 to 15.11	226	0.00 to 0.00	2.57	21.37 to 21.37
	2018	13	12.45 to 12.45	160	0.00 to 0.00	2.21	-14.10 to -14.10
	2017	15	14.49 to 14.49	223	0.00 to 0.00	2.06	27.30 to 27.30
	2016	19	11.39 to 11.39	217	0.00 to 0.00	2.75	4.45 to 4.45

International Equity Index Series NAV(*)	2020	104	65.78 to 65.78	6,815	0.00 to 0.00	2.82	10.76 to 10.76
	2019	82	59.39 to 59.39	4,875	0.00 to 0.00	2.70	21.44 to 21.44
	2018	67	48.91 to 48.91	3,254	0.00 to 0.00	2.45	-14.10 to -14.10
	2017	61	56.94 to 56.94	3,482	0.00 to 0.00	1.66	27.45 to 27.45
	2016	135	44.68 to 44.68	6,025	0.00 to 0.00	2.68	4.43 to 4.43

International Small Company Trust Series I(*)	2020	1	21.76 to 21.76	29	0.00 to 0.00	2.19	8.37 to 8.37
	2019	1	20.08 to 20.08	27	0.00 to 0.00	2.12	22.60 to 22.60
	2018	2	16.38 to 16.38	31	0.00 to 0.00	1.26	-20.10 to -20.10
	2017	2	20.50 to 20.50	40	0.00 to 0.00	0.99	29.45 to 29.45
	2016	5	15.83 to 15.83	82	0.00 to 0.00	1.86	4.90 to 4.90

International Small Company Trust Series NAV(*)	2020	77	21.89 to 21.89	1,690	0.00 to 0.00	2.22	8.41 to 8.41
	2019	75	20.19 to 20.19	1,522	0.00 to 0.00	2.36	22.71 to 22.71
	2018	72	16.45 to 16.45	1,182	0.00 to 0.00	1.26	-20.07 to -20.07
	2017	67	20.59 to 20.59	1,376	0.00 to 0.00	1.43	29.59 to 29.59
	2016	69	15.89 to 15.89	1,100	0.00 to 0.00	2.05	4.95 to 4.95

Investment Quality Bond Trust Series I(*)	2020	6	29.61 to 29.61	181	0.00 to 0.00	2.35	9.37 to 9.37
	2019	6	27.07 to 27.07	165	0.00 to 0.00	2.30	9.37 to 9.37
	2018	8	24.75 to 24.75	192	0.00 to 0.00	2.73	-0.81 to -0.81
	2017	8	24.95 to 24.95	199	0.00 to 0.00	2.22	4.60 to 4.60
	2016	13	23.86 to 23.86	307	0.00 to 0.00	2.39	4.29 to 4.29

Investment Quality Bond Trust Series NAV(*)	2020	31	20.59 to 20.59	631	0.00 to 0.00	2.34	9.45 to 9.45
	2019	29	18.81 to 18.81	542	0.00 to 0.00	2.74	9.35 to 9.35
	2018	25	17.20 to 17.20	435	0.00 to 0.00	2.89	-0.67 to -0.67
	2017	35	17.32 to 17.32	612	0.00 to 0.00	2.80	4.67 to 4.67
	2016	32	16.55 to 16.55	521	0.00 to 0.00	2.49	4.26 to 4.26

62 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Aggressive Portfolio Series NAV(*)	2020	103	$ 18.78 to $ 18.78	$ 1,926	0.00 % to 0.00%	2.23%	14.11 % to 14.11%
	2019	104	16.45 to 16.45	1,718	0.00 to 0.00	4.86	27.16 to 27.16
	2018	25	12.94 to 12.94	323	0.00 to 0.00	2.43	-8.87 to -8.87
	2017	15	14.20 to 14.20	213	0.00 to 0.00	1.76	21.85 to 21.85
	2016	14	11.65 to 11.65	161	0.00 to 0.00	11.95	9.59 to 9.59

Lifestyle Balanced Portfolio Series NAV(*)	2020	245	16.26 to 16.26	3,977	0.00 to 0.00	2.64	12.68 to 12.68
	2019	246	14.43 to 14.43	3,548	0.00 to 0.00	2.26	17.89 to 17.89
	2018	199	12.24 to 12.24	2,432	0.00 to 0.00	2.64	-3.29 to -4.39
	2017	154	12.80 to 12.80	1,971	0.00 to 0.00	2.73	12.38 to 12.38
	2016	101	11.39 to 11.39	1,148	0.00 to 0.00	3.27	6.17 to 6.17

Lifestyle Conservative Portfolio Series NAV(*)	2020	15	14.49 to 14.49	214	0.00 to 0.00	2.81	10.81 to 10.81
	2019	16	13.08 to 13.08	203	0.00 to 0.00	2.31	12.52 to 12.52
	2018	16	11.62 to 11.62	188	0.00 to 0.00	3.58	-1.92 to -1.92
	2017	9	11.85 to 11.85	108	0.00 to 0.00	2.72	7.01 to 7.01
	2016	8	11.07 to 11.07	88	0.00 to 0.00	3.10	4.36 to 4.36

Lifestyle Growth Portfolio Series NAV(*)	2020	1,437	17.46 to 17.46	25,093	0.00 to 0.00	2.60	13.64 to 13.64
	2019	1,404	15.37 to 15.37	21,573	0.00 to 0.00	2.01	21.52 to 21.52
	2018	1,266	12.64 to 12.64	16,009	0.00 to 0.00	2.34	-6.07 to -6.07
	2017	1,181	13.46 to 13.46	15,902	0.00 to 0.00	4.06	16.20 to 16.20
	2016	410	11.59 to 11.59	4,748	0.00 to 0.00	5.87	7.22 to 1.99

Lifestyle Moderate Portfolio Series NAV(*)	2020	115	15.66 to 15.66	1,794	0.00 to 0.00	2.76	12.22 to 12.22
	2019	110	13.96 to 13.96	1,536	0.00 to 0.00	2.25	15.95 to 15.95
	2018	92	12.04 to 12.04	1,102	0.00 to 0.00	2.81	-2.24 to -3.53
	2017	75	12.48 to 12.48	932	0.00 to 0.00	2.59	10.56 to 10.56
	2016	63	11.29 to 11.29	708	0.00 to 0.00	3.12	5.54 to 5.54

M Capital Appreciation	2020	5	149.12 to 149.12	700	0.00 to 0.00	0.00	17.73 to 17.73
	2019	5	126.67 to 126.67	686	0.00 to 0.00	0.33	28.85 to 28.85
	2018	5	98.31 to 98.31	519	0.00 to 0.00	0.32	-14.15 to -14.15
	2017	5	114.51 to 114.51	552	0.00 to 0.00	0.00	19.02 to 19.02
	2016	4	96.21 to 96.21	384	0.00 to 0.00	0.00	21.06 to 21.06

M International Equity	2020	23	40.96 to 40.96	954	0.00 to 0.00	1.79	8.90 to 8.90
	2019	20	37.62 to 37.62	756	0.00 to 0.00	2.96	20.32 to 20.32
	2018	19	31.26 to 31.26	579	0.00 to 0.00	1.61	-20.57 to -20.57
	2017	15	39.36 to 39.36	595	0.00 to 0.00	1.63	24.05 to 24.05
	2016	16	31.73 to 31.73	515	0.00 to 0.00	1.39	-0.05 to -0.05

M Large Cap Growth	2020	10	122.39 to 122.39	1,182	0.00 to 0.00	0.00	28.89 to 28.89
	2019	11	94.95 to 94.95	1,064	0.00 to 0.00	0.00	36.09 to 36.09
	2018	12	69.77 to 69.77	810	0.00 to 0.00	0.00	-4.95 to -4.95
	2017	11	73.41 to 73.41	803	0.00 to 0.00	0.00	38.97 to 38.97
	2016	14	52.82 to 52.82	717	0.00 to 0.00	0.00	-2.32 to -2.32

M Large Cap Value	2020	37	30.91 to 30.91	1,147	0.00 to 0.00	2.14	-3.16 to -3.16
	2019	31	31.92 to 31.92	992	0.00 to 0.00	1.84	21.51 to 21.51
	2018	29	26.27 to 26.27	762	0.00 to 0.00	1.55	-12.07 to -12.07
	2017	26	29.87 to 29.87	771	0.00 to 0.00	1.60	14.99 to 14.99
	2016	23	25.98 to 25.98	598	0.00 to 0.00	1.78	9.64 to 9.64

Managed Volatility Aggressive Portfolio Series I(*)	2020	27	25.36 to 25.36	682	0.00 to 0.00	1.54	-4.76 to -4.76
	2019	26	26.62 to 26.62	695	0.00 to 0.00	1.41	20.78 to 20.78
	2018	25	22.04 to 22.04	540	0.00 to 0.00	2.05	-8.46 to -8.46
	2017	24	24.08 to 24.08	580	0.00 to 0.00	1.83	22.81 to 22.81
	2016	23	19.61 to 19.61	454	0.00 to 0.00	1.76	1.95 to 1.95

Managed Volatility Aggressive Portfolio Series NAV(*)	2020	774	23.23 to 23.23	17,988	0.00 to 0.00	1.57	-4.80 to -4.80
	2019	775	24.40 to 24.40	18,921	0.00 to 0.00	1.45	20.82 to 20.82
	2018	757	20.19 to 20.19	15,282	0.00 to 0.00	2.12	-8.32 to -8.32
	2017	731	22.03 to 22.03	16,094	0.00 to 0.00	1.88	22.88 to 22.88
	2016	700	17.93 to 17.93	12,546	0.00 to 0.00	1.77	1.89 to 1.89

Managed Volatility Balanced Portfolio Series I(*)	2020	31	31.25 to 31.25	969	0.00 to 0.00	2.07	1.81 to 1.81
	2019	41	30.69 to 30.69	1,263	0.00 to 0.00	0.80	17.92 to 17.92
	2018	182	26.03 to 26.03	4,742	0.00 to 0.00	2.27	-4.89 to -4.89
	2017	194	27.37 to 27.37	5,310	0.00 to 0.00	2.19	14.14 to 14.14
	2016	206	23.98 to 23.98	4,948	0.00 to 0.00	2.10	4.80 to 4.80

Managed Volatility Balanced Portfolio Series NAV(*)	2020	1,946	23.52 to 23.52	45,778	0.00 to 0.00	2.66	1.77 to 1.77
	2019	1,934	23.11 to 23.11	44,701	0.00 to 0.00	2.09	18.02 to 18.02
	2018	1,938	19.58 to 19.58	37,956	0.00 to 0.00	2.39	-4.82 to -4.82
	2017	1,959	20.58 to 20.58	40,305	0.00 to 0.00	2.30	14.15 to 14.15
	2016	1,973	18.02 to 18.02	35,568	0.00 to 0.00	2.21	4.91 to 4.91

63 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Managed Volatility Conservative Portfolio Series I(*)	2020	3	$ 29.86 to $ 29.86	$ 81	0.00 % to 0.00%	3.19%	3.39 % to 3.39%
	2019	3	28.88 to 28.88	79	0.00 to 0.00	2.46	13.37 to 13.37
	2018	3	25.47 to 25.47	71	0.00 to 0.00	2.74	-2.18 to -2.18
	2017	3	26.04 to 26.04	71	0.00 to 0.00	2.64	7.81 to 7.81
	2016	3	24.15 to 24.15	64	0.00 to 0.00	2.06	4.58 to 4.58

Managed Volatility Conservative Portfolio Series NAV(*)	2020	383	21.28 to 21.28	8,152	0.00 to 0.00	3.03	3.43 to 3.43
	2019	388	20.58 to 20.58	7,990	0.00 to 0.00	2.39	13.51 to 13.51
	2018	424	18.13 to 18.13	7,684	0.00 to 0.00	2.01	-2.21 to -2.21
	2017	1,035	18.54 to 18.54	19,180	0.00 to 0.00	8.37	7.94 to 7.94
	2016	186	17.17 to 17.17	3,186	0.00 to 0.00	2.55	4.53 to 4.53

Managed Volatility Growth Portfolio Series I(*)	2020	55	28.17 to 28.17	1,539	0.00 to 0.00	2.25	-1.42 to -1.42
	2019	57	28.57 to 28.57	1,626	0.00 to 0.00	1.83	19.56 to 19.56
	2018	60	23.90 to 23.90	1,430	0.00 to 0.00	1.91	-6.54 to -6.54
	2017	79	25.57 to 25.57	2,029	0.00 to 0.00	1.91	18.59 to 18.59
	2016	94	21.56 to 21.56	2,018	0.00 to 0.00	1.77	3.34 to 3.34

Managed Volatility Growth Portfolio Series NAV(*)	2020	1,777	23.28 to 23.28	41,367	0.00 to 0.00	2.27	-1.37 to -1.37
	2019	1,777	23.61 to 23.61	41,938	0.00 to 0.00	1.82	19.68 to 19.68
	2018	1,800	19.72 to 19.72	35,504	0.00 to 0.00	2.24	-6.56 to -6.56
	2017	1,797	21.11 to 21.11	37,922	0.00 to 0.00	2.08	18.71 to 18.71
	2016	1,902	17.78 to 17.78	33,819	0.00 to 0.00	1.98	3.38 to 3.38

Managed Volatility Moderate Portfolio Series I(*)	2020	16	31.51 to 31.51	507	0.00 to 0.00	2.75	3.31 to 3.31
	2019	17	30.50 to 30.50	517	0.00 to 0.00	2.11	16.72 to 16.72
	2018	19	26.13 to 26.13	497	0.00 to 0.00	1.76	-3.99 to -3.99
	2017	30	27.22 to 27.22	828	0.00 to 0.00	2.30	11.88 to 11.88
	2016	33	24.33 to 24.33	810	0.00 to 0.00	2.07	5.29 to 5.29

Managed Volatility Moderate Portfolio Series NAV(*)	2020	534	23.41 to 23.41	12,496	0.00 to 0.00	2.84	3.28 to 3.28
	2019	534	22.67 to 22.67	12,115	0.00 to 0.00	2.21	16.85 to 16.85
	2018	533	19.40 to 19.40	10,334	0.00 to 0.00	2.52	-3.93 to -3.93
	2017	525	20.19 to 20.19	10,593	0.00 to 0.00	2.71	12.02 to 12.02
	2016	462	18.03 to 18.03	8,336	0.00 to 0.00	2.31	5.25 to 5.25

Mid Cap Index Trust Series I(*)	2020	8	71.78 to 71.78	566	0.00 to 0.00	1.66	13.22 to 13.22
	2019	9	63.41 to 63.41	548	0.00 to 0.00	1.13	25.59 to 25.59
	2018	10	50.49 to 50.49	490	0.00 to 0.00	1.11	-11.46 to -11.46
	2017	10	57.02 to 57.02	580	0.00 to 0.00	0.58	15.81 to 15.81
	2016	8	49.24 to 49.24	370	0.00 to 0.00	1.26	20.11 to 20.11

Mid Cap Index Trust Series NAV(*)	2020	96	47.21 to 47.21	4,538	0.00 to 0.00	1.71	13.27 to 13.27
	2019	94	41.68 to 41.68	3,905	0.00 to 0.00	1.22	25.72 to 25.72
	2018	93	33.16 to 33.16	3,071	0.00 to 0.00	1.18	-11.45 to -11.45
	2017	92	37.45 to 37.45	3,448	0.00 to 0.00	0.50	15.86 to 15.86
	2016	99	32.32 to 32.32	3,184	0.00 to 0.00	1.22	20.17 to 20.17

Mid Cap Stock Trust Series I(*)	2020	8	98.79 to 98.79	807	0.00 to 0.00	0.00	65.39 to 65.39
	2019	8	59.73 to 59.73	504	0.00 to 0.00	0.00	34.53 to 34.53
	2018	8	44.40 to 44.40	371	0.00 to 0.00	0.00	-1.56 to -1.56
	2017	8	45.10 to 45.10	364	0.00 to 0.00	0.00	28.54 to 28.54
	2016	8	35.09 to 35.09	287	0.00 to 0.00	0.00	0.59 to 0.59

Mid Cap Stock Trust Series NAV(*)	2020	17	215.62 to 215.62	3,705	0.00 to 0.00	0.00	65.47 to 65.47
	2019	19	130.31 to 130.31	2,439	0.00 to 0.00	0.00	34.64 to 34.64
	2018	19	96.79 to 96.79	1,814	0.00 to 0.00	0.00	-1.54 to -1.54
	2017	17	98.30 to 98.30	1,637	0.00 to 0.00	0.00	28.66 to 28.66
	2016	16	76.41 to 76.41	1,249	0.00 to 0.00	0.00	0.58 to 0.58

Mid Value Trust Series I(*)	2020	7	40.50 to 40.50	297	0.00 to 0.00	1.74	9.60 to 9.60
	2019	7	36.95 to 36.95	274	0.00 to 0.00	1.14	19.54 to 19.54
	2018	7	30.91 to 30.91	225	0.00 to 0.00	0.75	-10.84 to -10.84
	2017	8	34.67 to 34.67	276	0.00 to 0.00	0.98	11.43 to 11.43
	2016	8	31.12 to 31.12	264	0.00 to 0.00	1.09	24.02 to 24.02

Mid Value Trust Series NAV(*)	2020	23	62.43 to 62.43	1,407	0.00 to 0.00	1.77	9.72 to 9.72
	2019	23	56.90 to 56.90	1,329	0.00 to 0.00	1.21	19.49 to 19.49
	2018	23	47.62 to 47.62	1,101	0.00 to 0.00	0.84	-10.68 to -10.68
	2017	23	53.32 to 53.32	1,238	0.00 to 0.00	1.15	11.46 to 11.46
	2016	19	47.84 to 47.84	885	0.00 to 0.00	1.26	24.09 to 24.09

Money Market Trust Series I(*)	2020	148	14.06 to 14.06	2,084	0.00 to 0.00	0.31	0.30 to 0.30
	2019	153	14.02 to 14.02	2,145	0.00 to 0.00	1.92	1.92 to 1.92
	2018	157	13.75 to 13.75	2,164	0.00 to 0.00	1.53	1.53 to 1.53
	2017	164	13.55 to 13.55	2,225	0.00 to 0.00	0.59	0.60 to 0.60
	2016	165	13.46 to 13.46	2,218	0.00 to 0.00	0.07	0.04 to 0.04

64 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Money -Market Trust Series NAV(*)	2020	445	$ 10.46 to $ 10.46	$ 4,660	0.00 % to 0.00%	0.49%	0.33 % to 0.33%
	2019	976	10.43 to 10.43	10,179	0.00 to 0.00	1.94	1.97 to 1.97
	2018	483	10.23 to 10.23	4,944	0.00 to 0.00	1.58	1.60 to 1.60
	2017	542	10.07 to 10.07	5,459	0.00 to 0.00	0.65	0.61 to 0.61
	2016	488	10.00 to 10.00	4,882	0.00 to 0.00	0.15	0.05 to 0.05

Opportunistic Fixed Income Trust Series I(*)	2020	6	27.69 to 27.69	177	0.00 to 0.00	3.95	13.80 to 13.80
	2019	6	24.33 to 24.33	156	0.00 to 0.00	6.69	6.38 to 6.38
	2018	9	22.87 to 22.87	206	0.00 to 0.00	2.56	-1.90 to -1.90
	2017	11	23.32 to 23.32	245	0.00 to 0.00	2.21	8.75 to 8.75
	2016	11	21.44 to 21.44	230	0.00 to 0.00	0.00	3.05 to 3.05

Opportunistic Fixed Income Trust Series NAV(*)	2020	32	39.68 to 39.68	1,274	0.00 to 0.00	4.03	13.90 to 13.90
	2019	33	34.84 to 34.84	1,137	0.00 to 0.00	6.36	6.37 to 6.37
	2018	33	32.75 to 32.75	1,067	0.00 to 0.00	2.64	-1.74 to -1.74
	2017	52	33.33 to 33.33	1,734	0.00 to 0.00	2.68	8.71 to 8.71
	2016	31	30.66 to 30.66	953	0.00 to 0.00	0.00	3.15 to 3.15

PIMCO All Asset	2020	28	29.30 to 20.76	589	0.00 to 0.00	4.65	7.74 to 7.74
	2019	27	27.19 to 19.26	526	0.00 to 0.00	2.65	11.44 to 11.44
	2018	25	24.40 to 17.29	430	0.00 to 0.00	2.94	-5.59 to -5.59
	2017	24	25.85 to 18.31	445	0.00 to 0.00	3.20	13.19 to 13.19
	2016	95	22.84 to 16.18	1,534	0.00 to 0.00	2.15	12.59 to 12.59

Real Estate Securities Trust Series I(*)	2020	2	68.95 to 68.95	166	0.00 to 0.00	2.08	-5.64 to -5.64
	2019	2	73.08 to 73.08	179	0.00 to 0.00	2.18	29.40 to 29.40
	2018	3	56.47 to 56.47	167	0.00 to 0.00	1.48	-3.46 to -3.46
	2017	4	58.50 to 58.50	257	0.00 to 0.00	0.22	6.24 to 6.24
	2016	13	55.06 to 55.06	714	0.00 to 0.00	3.72	6.92 to 6.92

Real Estate Securities Trust Series NAV(*)	2020	10	191.60 to 191.60	1,866	0.00 to 0.00	2.17	-5.58 to -5.58
	2019	9	202.92 to 202.92	1,916	0.00 to 0.00	2.16	29.47 to 29.47
	2018	10	156.74 to 156.74	1,505	0.00 to 0.00	1.71	-3.43 to -3.43
	2017	10	162.30 to 162.30	1,658	0.00 to 0.00	0.44	6.26 to 6.26
	2016	15	152.74 to 152.74	2,363	0.00 to 0.00	3.46	6.96 to 6.96

Science & Technology Trust Series I(*)	2020	10	56.77 to 56.77	558	0.00 to 0.00	0.00	57.46 to 57.46
	2019	10	36.05 to 36.05	377	0.00 to 0.00	0.12	38.06 to 38.06
	2018	12	26.11 to 26.11	321	0.00 to 0.00	0.00	-0.61 to -0.61
	2017	14	26.27 to 26.27	356	0.00 to 0.00	0.05	41.13 to 41.13
	2016	14	18.62 to 18.62	263	0.00 to 0.00	0.00	8.38 to 8.38

Science & Technology Trust Series NAV(*)	2020	76	95.00 to 95.00	7,240	0.00 to 0.00	0.00	57.58 to 57.58
	2019	79	60.29 to 60.29	4,763	0.00 to 0.00	0.18	38.09 to 38.09
	2018	74	43.66 to 43.66	3,233	0.00 to 0.00	0.00	-0.57 to -0.57
	2017	49	43.91 to 43.91	2,141	0.00 to 0.00	0.09	41.21 to 41.21
	2016	40	31.10 to 31.10	1,238	0.00 to 0.00	0.00	8.41 to 8.41

Select Bond Trust Series I(*)	2020	3	14.14 to 14.14	41	0.00 to 0.00	3.39	9.08 to 9.08
	2019	2	12.96 to 12.96	24	0.00 to 0.00	2.67	8.94 to 8.94
	2018	2	11.90 to 11.90	22	0.00 to 0.00	2.80	-0.43 to -0.43
	2017	2	11.95 to 11.95	22	0.00 to 0.00	2.48	3.67 to 3.67
	2016	2	11.52 to 11.52	21	0.00 to 0.00	1.85	3.06 to 3.06

Select Bond Trust Series NAV(*)	2020	100	14.20 to 14.20	1,417	0.00 to 0.00	3.12	9.13 to 9.13
	2019	101	13.01 to 13.01	1,315	0.00 to 0.00	2.71	9.01 to 9.01
	2018	100	11.94 to 11.94	1,190	0.00 to 0.00	2.84	-0.38 to -0.38
	2017	100	11.98 to 11.98	1,198	0.00 to 0.00	2.85	3.65 to 3.65
	2016	98	11.56 to 11.56	1,137	0.00 to 0.00	3.93	3.19 to 3.19

Short Term Government Income Trust Series I(*)	2020	13	11.68 to 11.68	146	0.00 to 0.00	1.70	3.60 to 3.60
	2019	13	11.27 to 11.27	148	0.00 to 0.00	1.18	3.39 to 3.39
	2018	29	10.90 to 10.90	321	0.00 to 0.00	2.07	0.84 to 0.84
	2017	30	10.81 to 10.81	328	0.00 to 0.00	1.35	0.57 to 0.57
	2016	35	10.75 to 10.75	373	0.00 to 0.00	1.72	0.57 to 0.57

Short Term Government Income Trust Series NAV(*)	2020	61	11.74 to 11.74	720	0.00 to 0.00	1.76	3.65 to 3.65
	2019	55	11.33 to 11.33	619	0.00 to 0.00	1.71	3.44 to 3.44
	2018	56	10.95 to 10.95	611	0.00 to 0.00	1.91	0.89 to 0.89
	2017	46	10.86 to 10.86	497	0.00 to 0.00	1.42	0.62 to 0.62
	2016	48	10.79 to 10.79	515	0.00 to 0.00	1.44	0.63 to 0.63

Small Cap Index Trust Series I(*)	2020	4	56.74 to 56.74	215	0.00 to 0.00	1.44	19.29 to 19.29
	2019	4	47.57 to 47.57	187	0.00 to 0.00	1.00	25.05 to 25.05
	2018	4	38.04 to 38.04	148	0.00 to 0.00	0.93	-11.42 to -11.42
	2017	4	42.95 to 42.95	169	0.00 to 0.00	0.45	14.39 to 14.39
	2016	4	37.55 to 37.55	151	0.00 to 0.00	1.23	20.98 to 20.98

65 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Small Cap Index Trust Series NAV(*)	2020	81	$ 45.40 to $ 45.40	$ 3,670	0.00 % to 0.00%	1.61%	19.32 % to 19.32%
	2019	64	38.05 to 38.05	2,436	0.00 to 0.00	1.04	25.07 to 25.07
	2018	63	30.42 to 30.42	1,924	0.00 to 0.00	1.00	-11.31 to -11.31
	2017	63	34.30 to 34.30	2,174	0.00 to 0.00	0.50	14.43 to 14.43
	2016	80	29.98 to 29.98	2,384	0.00 to 0.00	1.16	21.02 to 21.02

Small Cap Opportunities Trust Series I(*)	2020	2	59.02 to 59.02	132	0.00 to 0.00	0.73	9.88 to 9.88
	2019	2	53.71 to 53.71	127	0.00 to 0.00	0.41	25.54 to 25.54
	2018	3	42.79 to 42.79	118	0.00 to 0.00	0.42	-13.84 to -13.84
	2017	3	49.66 to 49.66	139	0.00 to 0.00	0.42	11.07 to 11.07
	2016	3	44.71 to 44.71	126	0.00 to 0.00	0.45	19.47 to 19.47

Small Cap Opportunities Trust Series NAV(*)	2020	51	29.15 to 29.15	1,495	0.00 to 0.00	0.86	9.93 to 9.93
	2019	37	26.52 to 26.52	986	0.00 to 0.00	0.46	25.60 to 25.60
	2018	35	21.11 to 21.11	731	0.00 to 0.00	0.47	-13.81 to -13.81
	2017	35	24.50 to 24.50	847	0.00 to 0.00	0.46	11.18 to 11.18
	2016	34	22.03 to 22.03	759	0.00 to 0.00	0.60	19.51 to 19.51

Small Cap Stock Trust Series I(*)	2020	1	64.63 to 64.63	54	0.00 to 0.00	0.00	51.55 to 51.55
	2019	1	42.64 to 42.64	44	0.00 to 0.00	0.00	38.02 to 38.02
	2018	1	30.90 to 30.90	32	0.00 to 0.00	0.00	-5.19 to -5.19
	2017	1	32.59 to 32.59	36	0.00 to 0.00	0.00	26.46 to 26.46
	2016	1	25.77 to 25.77	18	0.00 to 0.00	0.00	2.29 to 2.29

Small Cap Stock Trust Series NAV(*)	2020	38	76.89 to 76.89	2,959	0.00 to 0.00	0.00	51.62 to 51.62
	2019	38	50.71 to 50.71	1,926	0.00 to 0.00	0.00	38.10 to 38.10
	2018	33	36.72 to 36.72	1,221	0.00 to 0.00	0.00	-5.22 to -5.22
	2017	35	38.74 to 38.74	1,352	0.00 to 0.00	0.00	26.70 to 26.70
	2016	32	30.58 to 30.58	968	0.00 to 0.00	0.00	2.27 to 2.27

Small Cap Value Trust Series I(*)	2020	1	31.89 to 31.89	26	0.00 to 0.00	1.07	-6.70 to -6.70
	2019	1	34.18 to 34.18	29	0.00 to 0.00	0.54	26.52 to 26.52
	2018	2	27.01 to 27.01	65	0.00 to 0.00	0.60	-12.50 to -12.50
	2017	3	30.87 to 30.87	98	0.00 to 0.00	0.96	3.73 to 3.73
	2016	3	29.76 to 29.76	96	0.00 to 0.00	0.66	22.67 to 22.67

Small Cap Value Trust Series NAV(*)	2020	25	89.94 to 89.94	2,253	0.00 to 0.00	1.20	-6.68 to -6.68
	2019	23	96.38 to 96.38	2,184	0.00 to 0.00	0.64	26.62 to 26.62
	2018	24	76.12 to 76.12	1,812	0.00 to 0.00	0.76	-12.45 to -12.45
	2017	19	86.94 to 86.94	1,681	0.00 to 0.00	0.71	3.79 to 3.79
	2016	17	83.77 to 83.77	1,425	0.00 to 0.00	0.79	22.68 to 22.68

Small Company Value Trust Series I(*)	2020	2	66.41 to 66.41	106	0.00 to 0.00	0.30	9.25 to 9.25
	2019	2	60.79 to 60.79	100	0.00 to 0.00	0.87	25.53 to 25.53
	2018	2	48.43 to 48.43	80	0.00 to 0.00	0.37	-12.94 to -12.94
	2017	2	55.63 to 55.63	111	0.00 to 0.00	0.24	11.49 to 11.49
	2016	4	49.89 to 49.89	199	0.00 to 0.00	0.76	32.32 to 32.32

Small Company Value Trust Series NAV(*)	2020	25	38.04 to 38.04	945	0.00 to 0.00	0.35	9.25 to 9.25
	2019	24	34.82 to 34.82	840	0.00 to 0.00	0.94	25.65 to 25.65
	2018	25	27.71 to 27.71	682	0.00 to 0.00	0.34	-12.93 to -12.93
	2017	47	31.83 to 31.83	1,497	0.00 to 0.00	0.25	11.58 to 11.58
	2016	49	28.53 to 28.53	1,391	0.00 to 0.00	0.86	32.33 to 32.33

Strategic Income Opportunities Trust Series I(*)	2020	7	33.19 to 33.19	241	0.00 to 0.00	1.72	8.59 to 8.59
	2019	7	30.56 to 30.56	219	0.00 to 0.00	2.99	10.91 to 10.91
	2018	6	27.56 to 27.56	167	0.00 to 0.00	3.86	-5.03 to -5.03
	2017	6	29.02 to 29.02	176	0.00 to 0.00	3.28	5.59 to 5.59
	2016	5	27.48 to 27.48	144	0.00 to 0.00	2.24	5.12 to 5.12

Strategic Income Opportunities Trust Series NAV(*)	2020	99	24.69 to 24.69	2,439	0.00 to 0.00	1.77	8.61 to 8.61
	2019	98	22.73 to 22.73	2,228	0.00 to 0.00	2.93	11.00 to 11.00
	2018	90	20.48 to 20.48	1,844	0.00 to 0.00	3.89	-5.00 to -5.00
	2017	88	21.56 to 21.56	1,890	0.00 to 0.00	3.22	5.66 to 5.66
	2016	86	20.40 to 20.40	1,752	0.00 to 0.00	2.54	5.19 to 5.19

Total Bond Market Series Trust NAV(*)	2020	47	29.10 to 29.10	1,372	0.00 to 0.00	2.62	7.38 to 7.38
	2019	33	27.10 to 27.10	899	0.00 to 0.00	2.41	8.30 to 8.30
	2018	29	25.02 to 25.02	737	0.00 to 0.00	2.72	-0.24 to -0.24
	2017	31	25.08 to 25.08	776	0.00 to 0.00	2.96	3.34 to 3.34
	2016	30	24.27 to 24.27	717	0.00 to 0.00	2.80	2.45 to 2.45

Total Stock Market Index Trust Series I(*)	2020	5	47.86 to 47.86	261	0.00 to 0.00	1.80	21.44 to 21.44
	2019	7	39.41 to 39.41	257	0.00 to 0.00	1.53	29.63 to 29.63
	2018	8	30.40 to 30.40	245	0.00 to 0.00	1.01	-5.70 to -5.70
	2017	13	32.24 to 32.24	418	0.00 to 0.00	1.61	20.59 to 20.59
	2016	6	26.73 to 26.73	154	0.00 to 0.00	1.53	12.38 to 12.38

66 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Total Stock Market Index Trust Series NAV(*)	2020	55	$ 159.85 to $ 159.85	$ 8,829	0.00 % to 0.00%	2.00%	21.50 % to 21.50%
	2019	44	131.56 to 131.56	5,755	0.00 to 0.00	1.66	29.70 to 29.70
	2018	42	101.44 to 101.44	4,266	0.00 to 0.00	1.25	-5.66 to -5.66
	2017	42	107.52 to 107.52	4,550	0.00 to 0.00	1.44	20.65 to 20.65
	2016	40	89.11 to 89.11	3,541	0.00 to 0.00	1.58	12.38 to 12.38

Ultra Short Term Bond Trust Series I(*)	2020	56	10.78 to 10.78	609	0.00 to 0.00	1.86	1.46 to 1.46
	2019	59	10.63 to 10.63	629	0.00 to 0.00	5.31	3.12 to 3.12
	2018	2	10.31 to 10.31	22	0.00 to 0.00	1.67	1.40 to 1.40
	2017	2	10.17 to 10.17	24	0.00 to 0.00	1.60	0.66 to 0.66
	2016	2	10.10 to 10.10	24	0.00 to 0.00	1.92	0.52 to 0.52

Ultra Short Term Bond Trust Series NAV(*)	2020	53	10.85 to 10.85	571	0.00 to 0.00	2.01	1.62 to 1.62
	2019	46	10.68 to 10.68	494	0.00 to 0.00	2.07	3.08 to 3.08
	2018	31	10.36 to 10.36	321	0.00 to 0.00	1.74	1.53 to 1.53
	2017	33	10.20 to 10.20	341	0.00 to 0.00	1.74	0.62 to 0.62
	2016	28	10.14 to 10.14	288	0.00 to 0.00	1.37	0.67 to 0.67

67 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit value s. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

68 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub -accounts and are reflected as terminations.

69 of 69

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 29, 2010.
(b) Not applicable.
(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 29, 2010.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, filed herewith.
(d)(1) Specimen Flexible Premium Variable Life Insurance policy, incorporated by reference to pre-effective amendment number 1, file number 333-152407, filed with the Commission on November 10, 2008.
Form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152407, filed with the Commission on April 29, 2010.
(2) Specimen Disability Payment of Specified Premium Rider, incorporated by reference to pre-effective amendment number 1, file number 333-152407, filed with the Commission on November 10, 2008.
(3) Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, incorporated by reference to pre-effective amendment number 1, file number 333-152407, filed with the Commission on November 10, 2008.
(4) Specimen Return of Premium Death Benefit Rider, incorporated by reference to pre-effective amendment number 1, file number 333-152407, filed with the Commission on November 10, 2008.
(5) Specimen Cash Value Enhancement Rider, incorporated by reference to pre-effective amendment number 1, file number 333-152407, filed with the Commission on November 10, 2008.
(6) Specimen Overloan Protection Rider, incorporated by reference to pre-effective amendment number 2, file number 333-148992, filed with the Commission on February 1, 2008.
(7) Specimen Change of Life Insured Rider, incorporated by reference to the initial registration statement, file number 333-151631, filed with the Commission on June 13, 2008.
(8) Specimen Accelerated Benefit Rider, incorporated by reference to pre-effective amendment number 1, file number 333-151631, filed with the Commission on October 7, 2008.
(9) Specimen Acceleration of Death Benfit for Qualified Long-Term Care Services Rider, incorporated by reference to post-effective amendment number 6, file number 333-179571, filed with the Commission on April 29, 2014.
(e) Specimen policy application and coverage details page, incorporated by reference to pre-effective amendment number 1, file number 333-152407, filed with the Commission on November 10, 2008.
(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.

(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April 30, 2007.
(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.
(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.
(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of New York dated December 14, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(g) (1) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Optimum Re Insurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152407, filed with the Commission on November 21, 2008.
(2) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Transamerica Financial Life Insurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152407, filed with the Commission on November 21, 2008.
(3) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Munich American Reassurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152407, filed with the Commission on November 21, 2008.
(4) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Generali USA Life Reassurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152407, filed with the Commission on November 21, 2008.
(5) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179571, filed with the Commission on December 6, 2013.
(6) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Generali USA Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179571, filed with the Commission on December 6, 2013.
(7) Reinsurance Agreement between John Hancock Life Insurance Company of New York and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 5, file number 333-179571, filed with the Commission on December 6, 2013.
(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(h)(6) Participation Agreement between Northern Lights Variable Trust and John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, filed herewith.
(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(j) Not Applicable.
(k) Opinion and consent of counsel for John Hancock Life Insurance Company of New York, incorporated by reference to pre-effective amendment number 1, file number 333-152407, filed with the Commission on November 10, 2008.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission on April 27, 2017.
Power of Attorney for Marianne Harrison, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017.
Power of Attorney for Brooks Tingle, incorporated by reference to post-effective amendment number 15, file number 333-193994, filed with the Commission on July 10, 2018.
Powers of Attorney for J. Stephanie Nam, Ken Ross, and Henry H. Wong, incorporated by reference to pre-effective amendment number 1, file number 333-233648, filed with the Commission on December 16, 2019.

Powers of Attorney for Shamus Weiland, filed herewith.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director, Executive Vice President, Chief Information Officer
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott**
Christopher Paul Conkey**
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad***	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
Emanuel Alves**	General Counsel
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Gaurav Hans Saini*
Martin Sheerin*	Chief Financial Officer

Name and Principal Business Address	Position with Depositor
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Jon Bourgault**	Senior Counsel
Paul Boyne**
Ian B. Brodie**
Randall B. Brown*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Diana Chan***	Treasury Operations
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Michelle M. Dauphinais*
Laura David*
Robert Donahue*
Jeffrey Duckworth**
Karin Jane Egan*
Jacqueline De Ritis Feild*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Scott Francolini*
Paul Gallagher**
Susan Ghalili*
Jeffrey N. Given**
Thomas C. Goggins**
Howard C. Greene**
Len van Greuning*
Erik Gustafson**
Jeffrey Hammer***
Richard Harris***	Appointed Actuary
John Hatch*
Michael Hession*
John Hibbs*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Hung Ko***	Treasury

Name and Principal Business Address	Position with Depositor
Audrea Laffely*
Diane R. Landers**
Michael Landolfi**
Julie Law*
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Kevin McGuire*
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Michelle Morey*
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
Tracey Polsgrove*
Mark Regan*
Todd Renneker**
Sandra Rezendes*
Charles A. Rizzo**
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Devon Russell*
Colette Sagar*
Thomas Samoluk**
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Dolores (Dee Dee) Schreitmueller**
Stephen Schuman*
Christopher L. Sechler**
Thomas Shea**
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
William Henry Thompson Jr.*

Name and Principal Business Address	Position with Depositor
Nathan Thooft**
Tony Todisco*
Brian E. Torrisi**
Simonetta Vendittelli*	Controller
Patrick R. Verderico*
Peter de Vries*
Jennifer White*
Adam Wise**
R. Blake Witherington**
Thomas Zakian**
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANUFLIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2020

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC [2] (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario) [4]
Manulife Property Limited Partnership II (Ontario) [4]
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership [5] (Alberta)
PT Asuransi Jiwa Manulife Indonesia [1] (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited [6] (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Management (M) Berhad (Malaysia)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
95%
97%
51%
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
[2] The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II
[6] Manulife Insurance (Thailand) Public Company Limited is 97% held directly and indirectly by Manulife Financial Asia Limited
[7] The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Rick Carlson**	Director, Vice President, US Taxation
James C. Hoodlet*	Director
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
Martin Sheerin*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company of New York (at the same address), in its capacity as Registrant’s depositor, keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 23rd day of April, 2021.
John Hancock Life Insurance Company of New York Separate Account B
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
(Depositor)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 23rd day of April, 2021.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Marianne Harrison	Chair, President and Chief Executive Officer
* Paul M. Connolly	Director
* James D. Gallagher	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* Linda A. Davis Watters	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company of New York (“John Hancock NY”) and offering interests in John Hancock Life Insurance Company of New York Separate Account B (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock Service Office for more information at 1-800-827-4546 or write to us at Life Post Issue, John Hancock Life Insurance Company, PO Box 55979, Boston, MA 02205. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, VUL Protector, Accumulation VUL, Simplified Life, Survivorship VUL, Majestic Performance VUL, Majestic Survivorship VUL, Majestic VULX, Majestic VCOLIX, Corporate VUL, SPVL, and Protection VUL (“policies”).
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Disciplined Value International
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global Equity
Health Sciences
High Yield
International Equity Index
International Small Company
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
TOPS® Aggressive Growth ETF
TOPS® Balanced ETF
TOPS® Conservative ETF
TOPS® Growth ETF
TOPS® Moderate Growth ETF
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
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Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Valuation
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day.
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If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2020, charged by any of the portfolios underlying a variable investment account offered through the Accumulation VUL, Simplified Life, Survivorship VUL, Majestic Performance VUL, Majestic Survivorship VUL, Majestic VULX, Majestic VCOLIX, and Protection VUL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.39%	1.68%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.58%, respectively.
The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2020, charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.44%	1.68%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.58%, respectively.
Table of Variable Investment Accounts and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”), the Northern Lights Variable Trust (the “NLVT”), the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or the M Fund, Inc. (the “M Fund”). All of these portfolios are part of the JHVIT, except that (a) the TOPS® Aggressive Growth ETF portfolio, the TOPS® Balanced ETF portfolio, the TOPS® Conservative ETF portfolio, the TOPS® Growth ETF portfolio, and the TOPS® Moderate Growth ETF portfolio (the “TOPS® ETF” portfolios) are part of the NLVT, (b) the M Capital Appreciation, M International Equity, M Large Cap Growth, and M Large Cap Value (the “M” portfolios) are part of the M Fund, and (c) the PIMCO VIT All Asset portfolio is part of the PIMCO Trust. We hold the shares of one of those portfolios in each subaccount of the Separate Account.
Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account variable investment accounts you select. For more information, please refer to the prospectus for the portfolio.
The JHVIT, the NLVT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment
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management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The TOPS® ETF portfolios of the NLVT receive investment advisory services from ValMark Advisers, Inc. (“ValMark”) and pay investment management fees to ValMark, who pays part of those fees to those portfolios’ subadviser. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO. The M portfolios of the M Fund receive investment advisory services from M Financial Investment Advisers, Inc. (“M Financial”) and pay management fees to M Financial. M Financial pays part of those fees to sub-investment advisers who are selected by M Financial and manage the M portfolios’ assets.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the portfolio.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHVTA, ValMark, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
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Portfolio	Subadviser	Investment Objective
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global Equity	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	Manulife Investment Management (US) LLC	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Wellington Management Company LLP	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
TOPS ® Aggressive Growth ETF	Milliman Financial Risk Management LLC	To seek to provide capital appreciation.
TOPS ® Balanced ETF	Milliman Financial Risk Management LLC	To seek to provide income and capital appreciation.
TOPS ® Conservative ETF	Milliman Financial Risk Management LLC	To seek to preserve capital and provide moderate income and moderate capital appreciation.
TOPS ® Growth ETF	Milliman Financial Risk Management LLC	To seek to provide capital appreciation.
TOPS ® Moderate Growth ETF	Milliman Financial Risk Management LLC	To seek to provide capital appreciation.
Total Bond Market	Manulife Investment Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
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Portfolio	Subadviser	Investment Objective
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide long-term capital appreciation.
M International Equity (a series of M Fund, Inc.)	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	Brandywine Global Investment Management, LLC	To seek to provide long-term capital appreciation.

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
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Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludible from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals, and may include the charges for certain supplementary benefit riders as described below. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
If your policy offers a cash value enhancement rider, and you have elected it, we will not treat the rider charge as a distribution from your life insurance policy for federal income tax purposes, however, such charge will reduce your investment in the policy.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or
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other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
If your policy offers, and you have elected, the Healthy Engagement Rider or the Policy Split Option Rider, we will treat the monthly charges for the Rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero.
The tax treatment of certain aspects of the Healthy Engagement Rider, such as gift cards and other cash equivalents, could be includible in your taxable income. We expect to report to the Internal Revenue Service only those benefits we believe are taxable income, such as gift cards and other cash equivalents. Taxable benefits will be reported to the Internal Revenue Service by us only if the value of such benefits received in a year is $600 or more. This material does not constitute tax or legal advice and neither John Hancock NY nor any of its agents, employees or registered representatives are in the business of offering such advice. We do not expect that we will be required to report any free or discounted services or products that are available to the insured person under the Healthy Engagement Rider to the Internal Revenue Service on Form 1099. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
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The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
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If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
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In addition to the disclosure contained herein, John Hancock NY has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Servicing Office. You should also contact the John Hancock NY Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

Supplement Dated April 26, 2021
TO
Prospectuses Dated April 26, 2021 Or Later

This Supplement is to be distributed with certain prospectuses for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.
The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Accumulation Variable Universal Life 2014,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life”, “Protection Variable Universal Life”, and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”
This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES
The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
VL M SUPP (4/2021)
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